                                                                    EXHIBIT 10.3


PWC CONSULTING
--------------------------------------------------------------------------------

A business of PRICEWATERHOUSECOOPERS [LOGO]

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


July 15, 2002


Mr. Ken Cichocki
Chief Financial Officer
Home Interiors & Gifts, Inc.
1649 Frankford Road West
Carrollton, Texas 75007

Dear Mr. Cichocki:

We are very pleased that Home Interiors & Gifts, Inc. ("Client" or "HIG") has agreed to engage PricewaterhouseCoopers LLP ("PwC") to provide consulting services for the implementation of HIG's ERP system, using as a foundation the
J. D. Edwards Financial, Distribution and Demand Planning software. This engagement letter, once signed by both parties, will constitute the agreement ("Agreement") between Client and PwC for this project.

Background

Client previously entered into an agreement with Arthur Andersen LLP ("Andersen") for services related to the project. Andersen has informed Client of its inability to continue the project and has received from Client a notice of termination. Client confirms that a copy of the agreement between Andersen and Client, together with any change orders and amendments, is attached hereto as Exhibit 1 (the "Andersen/Client Agreement").

The project originally involved assisting HIG in the development, testing and roll-out of the ERP system, using as a foundation, the J.D. Edwards (JDE) system solution (Build - Phase III or "Phase III"). The Andersen/Client Agreement established the scope of services, deliverables, compensation, terms and conditions, and other business terms for Andersen's participation in the project.

HIG and PwC have agreed that PwC will provide consulting services for Phase III, as described in this Agreement. In recognition of HIG's need for a quick transition of services to PwC, the parties have agreed to use the Andersen/Client Agreement as the template for their Agreement. The parties understand and agree that such use of the Andersen/Client Agreement will not result in PwC's being treated as the successor, assignee or transferee of Andersen or the Andersen/Client Agreement.

Scope of PwC Services

Client is engaging PwC to perform services and provide deliverables not previously completed under the Andersen/Client Agreement, as indicated in the below charts and otherwise described in this Agreement (collectively, the "PwC Services").


PwC Consulting(TM) refers to the management consulting services businesses of the member firms of the worldwide PricewaterhouseCoopers organisation.

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]



The functional and technical processes and modules within the scope of this project are consistent with the scope identified in the Andersen/Client Agreement, including all stated processes and modules.

The joint PwC/Client team will produce the deliverables as shown below. PwC's Services do not include deliverables or activities within the stages that are shown as complete in the following charts, which deliverables and activities are deemed part of the Prior Work. However, as described elsewhere in this Agreement, PwC has agreed to perform certain corrective services, if needed, as part of its scope of work.

Report Development:

Specifications, Development, Unit Testing, String Testing, Integrated Testing and Implementation of Reports - PwC will work with Client to produce those deliverables listed below. (Associated tasks under the Andersen/Client Agreement not listed but required to complete the deliverables below will be considered part of the scope.):

                                                                      % Complete by Stage
---------------------------------------------------------------------------------------------------------------------
                                                                                                Integrated
Object Number  Description                          Specs     Develop   Unit Test  String Test     Test     Implement
-------------  -----------                          -----     -------   ---------  -----------  ----------  ---------
      12       Weekly & YTD Sales by Country of
               Origin                                100        100        100       100           0         0

      39       Category Performance Report (YTD)     100        100        100       100           0         0

      41       Category Sales Trends                 100        100        100       100           0         0

      43       Key Item Hot                          100        100        100       100           0         0

      44       Key Item Not                          100        100        100       100           0         0

      69       Executive WMS Analysis Wholesale
               Merchandise Shipped                   100        100        100       100           0         0

      75       Executive Sales Analysis              100        100        100       100           0         0

      286      Purchase Order Report                 100        100        100       100           0         0

      287      Merchandise Status                    100        100        100       100           0         0

       3       Weekly Sales by Category Summary      100        100        100        0            0         0

      11       Order Information IOE                 100        100        100        0            0         0

      16       Shipments % by Whls Value Range       100        100        100        0            0         0

      30       Brochure Sales Statistics             100        100        100        0            0         0

      32       Product Price Point Analysis          100        100        100        0            0         0

      45       Discontinued Tracker                  100        100        100        0            0         0

      46       Category Discontinued Report          100        100        100        0            0         0

      58       Displayer Scorecard                   100        100        100        0            0         0

      71       Executive Displayer Analysis          100        100        100        0            0         0

      73       Executive Sales Analysis              100        100        100        0            0         0

      120      Actuals for Forecast Model            100        100        100        0            0         0

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PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


      123      Listing of Displayers by Branch,
               Unit & District                       100        100        100        0            0         0

      124      Consolidated BVA - BS, P&L & Cash
               Flow                                  100        100        100        0            0         0

      136      Count of Active Displayers by
               Unit Code                             100        100        100        0            0         0

      145      AP Cash Requirements summarized
               by Vendor Class                       100        100        100        0            0         0

      148      Aging Analysis for A/P Trade          100        100        100        0            0         0

      150      Check Register                        100        100        100        0            0         0

      156      Check Register (Including Voids)
               sorted by Vendor Class                100        100        100        0            0         0

      162      AR Collections by Age of Invoice
               Paid                                  100        100        100        0            0         0

      163      Newton Extract                        100        100        100        0            0         0

      168      Weekly AR aging Analysis              100        100        100        0            0         0

      195      G/L Summary Trial Balance             100        100        100        0            0         0

      213      Consolidating Statement of
               Operations                            100        100        100        0            0         0

      214      Consolidating Balance Sheet
               Statement                             100        100        100        0            0         0

      225      Released to Sales Report              100        100        100        0            0         0

      229      Open Batch Report                     100        100        100        0            0         0

      231      Hold Orders Report                    100        100        100        0            0         0

      238      Daily Bank Deposit Reports            100        100        100        0            0         0

      254      Taxes Ordered by State and
               Subtotalled by State                  100        100        100        0            0         0

      276      Item Back Order Report                100        100        100        0            0         0

      277      Sales by Item Family                  100        100        100        0            0         0

      278      Daily Order Report                    100        100        100        0            0         0

      279      Top 20 Items Report                   100        100        100        0            0         0

      283      Invoice Corrections Control           100        100        100        0            0         0

      284      Custom Invoice                        100        100        100        0            0         0

      289      30%/50%.70% Discounted Items by
               Status/Category                       100        100        100        0            0         0

      291      Inventory Usage                       100        100        100        0            0         0

      294      Fulfilment                            100        100        100        0            0         0

      313      All carriers $10 report               100        100        100        0            0         0

      320      YTD Defective Summary (By Vendor)     100        100        100        0            0         0

      340      Top 3 Branch Leaders Extract          100        100        100        0            0         0

      392      Credit Report for Affidavits          100        100        100        0            0         0

      400      Weekly Category Performance -
               Foreign Currency                      100        100        100        0            0         0

      401      Displayer Productivity - Foreign
               Currency                              100        100        100        0            0         0

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


      129      Mexico Sales & COGS by Product
               Source (Vendor)                       50          0          0         0            0         0

      139      General Ledger Transaction Detail     50          0          0         0            0         0

      142      Paid Invoice History by Vendor        50          0          0         0            0         0

      146      Cash Disbursements                    50          0          0         0            0         0

      149      Aging analysis for Unvouchered
               Receipts                              50          0          0         0            0         0

      153      Forecast of Cash Disbursements
               from Open Inventory Pos               50          0          0         0            0         0

      154      Forecast of Cash Disbursements
               from AP Unvouchered B94               50          0          0         0            0         0

      157      Credit Card Deposit Detail by day     50          0          0         0            0         0

      193      Itm_ext_nels - Inventory Report
               by Item and Category Code             50          0          0         0            0         0

      201      Report of Cleared Checks from
               Bank Reconciliation                   50          0          0         0            0         0

      230      Booklet Order Error report            50          0          0         0            0         0

      233      Cancelled Orders Report               50          0          0         0            0         0

      250      Inquire A/R Activities by Account
               No.                                   50          0          0         0            0         0

      257      ASR Labels                            50          0          0         0            0         0

      259      Branch Distribution Mailing Labels    50          0          0         0            0         0

      265      Colorbar - Customer Base List for
               File Label Export - Full              50          0          0         0            0         0

      267      Displayer Promotion Addresses         50          0          0         0            0         0

      275      Morning Quick Daily Sales Report
               US and Canada                         50          0          0         0            0         0

      293      YTD PO's by Vendor & Category         50          0          0         0            0         0

      295      Vendor Inventory Status               50          0          0         0            0         0

      297      PO Maintenance (PAVA)                 50          0          0         0            0         0

      301      PO Tracking (PAVA)(Needs major
               improvement)                          50          0          0         0            0         0

      302      In transit (PAVA)/Shipping Status
               (PAVA)                                50          0          0         0            0         0

      305      Sales By Vendor                       50          0          0         0            0         0

      316      Directs and Distributors for
               Transportation Dept.                  50          0          0         0            0         0

      321      YTD Defective (by Item by Vendor)     50          0          0         0            0         0

      322      YTD Damage Defective Analysis         50          0          0         0            0         0

      323      Monthly Defective Summary (by
               Vendor)                               50          0          0         0            0         0

      324      Monthly Defective Items by Vendor     50          0          0         0            0         0

      327      Category Performance Report by
               Item Report                           50          0          0         0            0         0

      335      Promotion Data Query (LITA). DIS      50          0          0         0            0         0

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


      384      A/R Statements                        50          0          0         0       0         0

      389      Vendor Quantity Report                50          0          0         0       0         0

      390      Weekly Orders by Zone 2               50          0          0         0       0         0

      391      Group WMS                             50          0          0         0       0         0

      27       Daily Sales Forecast                        Moved Outside of Scope of JDE Report Team

      60       Director Key Driver                         Moved Outside of Scope of JDE Report Team

      98       Historical Comparison - Branch              Moved Outside of Scope of JDE Report Team

      99       WMS and Displayer for Branch #              Moved Outside of Scope of JDE Report Team

      100      Historical Comparison (Director
               Bonus) - Branch                             Moved Outside of Scope of JDE Report Team

      200      ABRA Payroll G/L Distribution               Moved Outside of Scope of JDE Report Team

      221      CRM - Support Services  And Web
               Support Department Report                   Moved Outside of Scope of JDE Report Team

      222      CRM - Support Services And Web
               Support Group Leaders                       Moved Outside of Scope of JDE Report Team

      40       Category Performance Report                                 Cancelled

      70       Executive WMS Analysis                                      Cancelled

      72       Executive Displayer Analysis                                Cancelled

      74       Executive Sales Analysis                                    Cancelled

      115      Sales, COGS & Gross Profit by
               State of Destination                                        Cancelled

      116      Weekly Sales by Categories Summary                          Cancelled

      133      Wholesale vs. Hostess Qty shipped                           Cancelled

      134      Canada Sales, COGS & Gross Profit
               by item and category                                        Cancelled

      135      Weekly & YTD sales by Country by
               Origin                                                      Cancelled

      191      General Ledger detail                                       Cancelled

      223      Weekly New Account Volume Report                            Cancelled

      224      New Account Approvals                                       Cancelled

      292      Inventory Usage - Christmas Items
               Report                                                      Cancelled

      314      Some carriers $10 report                                    Cancelled

      315      Monthly All Carriers $10 report                             Cancelled

      334      Nuggets Earned (NFH)                                        Cancelled


Enhancements, Interfaces and Automated Conversions Development:

Specifications, Development, Unit Testing, String Testing, Integrated Testing and Implementation of Enhancements, Interfaces and Automated Conversions - PwC will work with Client to produce those deliverables listed below. (Associated tasks under the Andersen/Client Agreement not listed but required to complete the deliverables below will be considered part of the scope.):

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


                                                                      % Complete by Stage
----------------------------------------------------------------------------------------------------------------------
                                                                                                 Integrated
Object Number        Description                     Specs     Develop   Unit Test  String Test     Test     Implement
-------------        -----------                     -----     -------   ---------  -----------  ----------  ---------
CN-DAI-JDE-X-1-001   Vendor master                     100      100      100         100              0          0

CN-DAI-JDE-X-1-003   Bank Information                  100      100      100         100              0          0

CN-DAI-JDE-X-1-002   Customer master                   100      75        0           0               0          0

CN-EXE-JDE-X-1-001   Inventory Balance on Hand         100       0        0           0               0          0

EN-JDE-CS-X-002      NCA : Address verification
                     (Address Mailer, SSN du           100      100      100         100              0          0

EN-JDE-CS-X-001      Default value for customer
                     master (including credi           100      100      100         100              0          0

EN-JDE-WMS-X-009     WMS Enhancement                   100      100      100         75               0          0

EN-JDE-CS-X-006      Qualified groups for promotions   100      100      100         75               0          0

EN-JDE-CS-X-005      Sample sales for displayers /
                     directors                         50        0        0           0               0          0

EN-JDE-CS-X-003      Counter of number of orders
                     (free goods and freigh            25       25        0           0               0          0

EN-JDE-CS-X-008      Auto-close inactive accounts      25        0        0           0               0          0

IN-JDE-IOE-X-X-008   Displayer Purge Upload            100      100      100         75               0          0

IN-JDE-QUA-X-X-001   Customer address QUAD             100      100      100         75               0          0

IN-JDE-IOE-X-N-001   Displayer Upload                  100      100      100         75               0          0

IN-JDE-INT-X-X-001   Customer address INT              100      100      100         75               0          0

EN-JDE-CS-X-007      Vertex interface, retail price,
                     state adjustment,                 100      100      100         75               0          0

EN-JDE-VTX-X-002     Tax Only Credit                   100      100      100         75               0          0

IN-VTX-JDE-X-X-001   Tax amount and tax base amount    100      100      100         75               0          0

IN-IOE-JDE-X-N-001   Order Extract                     50        0        0           0               0          0

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PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


IN-JDE-VTX-X-X-001   Tax calculation                   100     100      100        75           0          0

IN-SCN-JDE-X-D-001   Scanner to JDE dataflow (Bubble
                     Order)                            50       0        0          0           0          0

EN-JDE-CS-X-010      Auto Credit / Debit                0       0        0          0           0          0

EN-JDE-MLR-X-002     Address Server requirements
                     gathering                         100      0        0         100          0          0

IN-JDE-EXE-X-D-001_  Customer                          100     100      100        100          0          0

IN-JDE-IOE-X-N-003_  Account Detail Upload             100     100      100        25           0          0

IN-JDE-IOE-X-H-006   Item Status Upload                100     100      100        100          0          0

IN-JDE-IOE-X-H-007   Order Status Upload               100     100      100        100          0          0

IN-JDE-INV-X-X-001   Invoice Mailing                   100     100      100        50           0          0

EN-JDE-CS-X-004      Invoice (comments, reason for
                     non shipment, group               100     100      100        25           0          0

IN-JDE-IOE-X-N-002   Invoice Upload                    100     100      100        50           0          0

IN-JDE-EXE-X-D-005   Sales Order
                     Header/Detail/Trailer             75      75        25         0           0          0

IN-EXE-JDE-X-D-005   Shipping Header/Detail            50       0        0          0           0          0

IN-IOE-JDE-X-N-002   Payment Extract                   100     100      100        100          0          0

IN-FRG-JDE-X-X-001   Automatic Invoice Upload          100     100      100        100          0          0

IN-CMS-JDE-X-N-003   Sales accounting - Redemption
                     of certificate                    100     100      100        100          0          0

IN-HR-JDE-X-X-001    HR interface to JDE (Abra)        100     100      100        100          0          0

IN-BUD-JDE-X-X-001   PC budget Upload                  100     100      100        25           0          0

IN-4S-JDE-X-X-001    4th Shift (Enterprise system
                     for sub's)                        100     100      100        100          0          0

IN-FA-JDE-X-X-001    FAS (fix assets) manual update
                     to GL                             100     100      100        100          0          0

IN-FOX-JDE-X-X-001   Fox Pro (system for Mexico)       100     100      100        100          0          0

IN-COM-JDE-X-X-002   Commissions Check upload          100     100      100        100          0          0

IN-JDE-BK1-X-X-002   ACH Payment                       100     100      100        75           0          0

IN-JDE-IOE-X-N-011   Statement (account activity)       0       0        0          0           0          0

IN-JDE-FOR-X-X-001   AP checks sent to Forms Server
                     for Formatting                    100     25        0          0           0          0

IN-JDE-BK1-X-X-001   Positive Pay interface with
                     Bank1.                            100      0        0          0           0          0

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


IN-BK1-JDE-X-X-001   Bank Reconciliation tape          100      0        0          0          0          0

EN-JDE-FN-X-006      View PO Unit Price for received
                     inventory                          0       0        0          0          0          0

IN-JDE-IOE-X-N-010   AR aging                          100     100      100        100         0          0

EN-JDE-FN-X-002      Map a method of payment code to
                     a specific g/l off                100     100      100        100         0          0

EN-JDE-FN-X-005      Remove NSF hold when AR balance
                     is Zero                           100     100      100        100         0          0

EN-JDE-FN-X-001      Enter quantity for noncash
                     payments and auto calcu           100     100      100        100         0          0

IN-JDE-IVR-X-W-001   JDE-IVR Data Extract              100     100      100        25          0          0

EN-JDE-FN-X-003      Auto update credit limit based
                     on WMS for past 12                100     100      100        100         0          0

EN-JDE-FN-X-004      Exempt certain displayers from
                     credit limit auto u               100     100      100        100         0          0

IN-JDE-IH-X-W-004_   AR_TRANSACTIONS_HIST              75      75        50         0          0          0

IN-JDE-IH-X-W-003_   AR_MASTER_HIST                    100     50        50         0          0          0

IN-JDE-IH-X-W-016    SALES_ORDER_MESSAGES_HIST         50       0        0          0          0          0

IN-JDE-COM-X-X-001   New Address Book accounts
                     outbound to commissions           100     100      100        100         0          0

IN-JDE-COM-X-X-002   Address Book maintenance into
                     JDE, passing change               100     100      100        100         0          0

IN-COM-JDE-X-X-001   Compensation Hierarchy Changes    100     100      100        100         0          0

IN-JDE-COM-X-X-003   Sales Outbound from JDE passing
                     Sale data F4201, a                100     100      100         0          0          0

IN-COM-JDE-X-X-004   Commissions WMS information        0       0        0          0          0          0

Job Scheduling       Job Scheduling and Interface
                     Integration                       50      50        50        50          0          0

IN-JDE-EXE-X-D-004   PO Header/Detail                  100     100      100        100         0          0

IN-EXE-JDE-X-D-001   Activity, PO receipts             100     100      100        100         0          0

IN-EXE-JDE-X-D-002   Activity, Mark outs               100     100      100        100         0          0

IN-EXE-JDE-X-D-003   Activity, Inventory Adjustments   100     75        25         0          0          0

IN-EXE-JDE-X-D-004   Inventory Balance on Hand         100      0        0          0          0          0

EN-JDE-SC-X-001      Transportation routes             50       0        0          0          0          0

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PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


IN-JDE-IOE-X-N-005   Item Assembly (itc) Upload
                     (KIT)                             100     100      100        100          0          0

IN-JDE-IH-X-W-017    CARRIER_CONTACT                   100     100      100         0           0          0

IN-JDE-IOE-X-N-004   Item (itm,iad,itc for USA and
                     CAN) Upload (nightly              100     100      100        100          0          0

IN-JDE-EXE-X-D-002   Item Header/Detail                100     100      100        100          0          0

IN-JDE-DP-X-D-001    Items, locations, sales history
                     (3 files)                         100     100      100        75           0          0

IN-JDE-IH-X-W-001    CUSTOMER_MASTER_HIST              100     100      100         0           0          0

IN-DP-JDE-X-D-001    Forecast info returned            100     25        0          0           0          0

IN-JDE-IH-X-W-002    COMMISSION_DATA_HIST              50       0        0          0           0          0

IN-JDE-EXE-X-D-003   Vendor                            100     100      100        100          0          0

IN-EXE-JDE-X-D-006   Item dimension                    100     100      100        100          0          0

IN-JDE-IH-X-W-015    PURCHASE_ORDER_RECEIPT            100     100      100         0           0          0

CN-DWH-DP-X-1-001    Sales history (DP), APAg
                     Interface set up                  100     100      100        100          0          0

DP-JDE-X-D-001       Stored Procedure: forecast from
                     DP                                100     100      100         0           0          0

IN-JDE-IH-X-W-013    SALES_ORDER_DETAIL_HIST           100      0        0          0           0          0

IN-JDE-CAN-X-D-001   Canada Export file (shipment)     100     100      100         0           0          0

IN-JDE-PR-X-D-001    PR Sales order header             100      0        0          0           0          0

IN-JDE-PR-X-D-002    PR Invoice detail                 100      0        0          0           0          0

IN-JDE-IH-X-W-005    ITEM_HISTORY_HIST                 100     100      100         0           0          0

IN-JDE-IH-X-W-009    PURCHASE_ORDER_HEADER             100     100      100         0           0          0

IN-JDE-IH-X-W-008    ITEM_ATTRIBUTE_HIST               100     100      100         0           0          0

IN-JDE-IH-X-W-006    ITEM_MASTER_HIST                  100     100      100         0           0          0

IN-JDE-IH-X-W-007    ITEM_QUANTITY_HIST                100     100      100         0           0          0

IN-JDE-IH-X-W-012    SALES_ORDER_HEADER_HIST           100      0        0          0           0          0

IN-JDE-IH-X-W-010    PURCHASE_ORDER_DETAIL_HIST        100     100      100         0           0          0

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


Manual Conversions:

Specifications, Development, Unit Testing, String Testing, Integrated Testing and Implementation of Manual Conversions - PwC will provide guidance to Client to produce those deliverables listed below. (Associated tasks under the Andersen/Client Agreement not listed but required to complete the deliverables below will be considered part of the scope.):

                                                             % Complete by Stage
--------------------------------------------------------------------------------------------------------
                                                                                  Integrated
Object Number        Description          Specs  Develop  Unit Test  String Test     Test      Implement
-------------        -----------          -----  -------  ---------  -----------  ----------   ---------

Manual               Item Master           100     100      100           0            0           0

Manual               Chart of Accounts     100     100      100           0            0           0

Manual               GL Balances           100     100      100           0            0           0

Manual               Purchase Orders       100     50        0            0            0           0

Manual               Transportation
                     Routes                100     100       50           0            0           0


Other Deliverables

PwC, working with the HIG personnel, will produce the following remaining deliverables:

Organizational Change Management

   o   Web Based Training Course Maps

   o   Web Based Training Courses and materials, including process maps

   o   Prerequisite Training Delivery Confirmed

   o   Training Schedule

   o   Go-Live Promotion and Communications Plan

   o   Ownership Transition Plan

   o   System Go-Live and Project Success Communication

Reports & Form Team

   o   Report and Form Cut-Over Checklist

   o   Report Development Request Approach (Post Go Live)

Development & Functional Teams (Supply Chain, Customer & Sales, and Finance)

   o   Archived Interface Program Code

   o   Control Reports

   o   Interface Impact Assessment on Custom Modifications

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


   o   Reconciliation Reports

   o   Archived Data Conversion Program Code

   o   Data Conversion Checklist

   o   Operational batch schedule

   o   Operational batch schedule documentation

   o   Security design and approach

   o   Archived Enhancement Program Code

Functional Teams (Supply Chain, Customer & Sales, and Finance) & Integration
Teams

   o   Integrated Test Approach

   o   Integrated Test Scripts

   o   Integrated Test Data

   o   Stress Test Approach

   o   Stress Test Scripts

   o   Stress Test Data

   o   Stress Test Instructions

   o   Stress Test Evaluation Form

   o   Stress Test Results

   o   Integrated Test Kick-Off Presentation

   o   Integrated Test Results

   o   Issues Resolution

   o   Updated Process Flow Charts

   o   Knowledge Transfer Plan - at Integrated Test and Post Go-live

   o   User Readiness Mock Session ('Day in the Life')

   o   Roll-Out and End-User Support Team Plan

   o   Overall Cut-Over Checklist

   o   Contingency Plan

   o   Completed Go-Live Sign-Off

   o   Going-Forward Recommendations

   o   Post Go-live 'C' Priority Development Plan

Demand Planning

   o   System Configuration

   o   Integrated Testing

   o   User and Technical Training

   o   User / Procedure Manuals

   o   System Integration with JDE

   o   Sales History Data Conversion

   o   Demand Planning Process Implementation

Sales and Operations Planning

   o   Process Flows

   o   Policy and procedure documentation

   o   Monthly planning calendar

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


   o   Role definition

   o   Key Reports (approach and specification)

   o   Roll out plan

Project Management Assistance

   o   Build Phase QA Checklist

   o   Client Satisfaction Survey

   o   Overall Project Review

   o   Project Team Evaluations

   o   Lessons Learned

   o   Final QA Review Checklist

   o   Test Phase QA Checklist

   o   Post Roll Out Review Report

   o   Issue Database

Activities and Services

PWC, WORKING WITH THE CLIENT, WILL COMPLETE THE REMAINING KEY ACTIVITIES AND
SERVICES:

   JDE Implementation

   o   WBT Course & Related User Procedure & Training Development Materials

   o   Training Preparation - Logistics

   o   Remaining Reports Development - See Above

   o   Remaining Forms Development - See Above

   o   Remaining Interface Development  - See Above

   o   Data Conversion Preparation (Data Cleansing, Final Mapping)

   o   Remaining Data Conversion Development - See Above

   o   Remaining Enhancement Specifications Development - See Above

   o   Remaining Enhancement Development including Unit Testing - See Above

   o   Developer Support During Integrated and System Test

   o   Remaining Functional Team Support of Development Team - See Above

   o   Integrated Test Preparation - Scripts Development

   o   Integrated Test - Cycle 1

   o   Integrated Test - Cycle 2

   o   Stress Test Preparation and Execute #1 (Sales Order Processing)

   o   Data Conversion Test #1 (A,B)

   o   Data Conversion Test #2 (A,B,C)

   o   Stress Test Preparation and Execute #2 (Integrated Processing)

   o   Deploy Preparation

   o   Training Delivery

   o   User Readiness Session

   o   Quality Assurance Review - Check Points

   o   Close Build Phase

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


   o   Overall Project Management (Client makes management decisions)

   Sales and Operations Planning

   o   Develop S&OP process design

   o   Gather input and define functional requirements

   o   Define key metrics and reports to support the S&OP Process

   o   Define the organizational roles and responsibilities

   o   Facilitate process design workshops

   Demand Planning

   o   Prepare and Convert Data (2 years of Sales History)

   o   Assist in design of Interface to and from JDE

   o   Perform 2 Integrated Test Cycles

   o   Prepare and facilitate Training

   o   Define and Develop Reports

   o   Validate Final Technical Environment

   o   Deploy Demand Planning

   Organizational Change Management

   o   Plan and facilitate remaining communications

   o   Conduct remaining organization communication meetings

   o   Continue to celebrate milestone accomplishments

   o   Facilitate User involvement strategy from Design Phase

   o   Facilitate Leadership involvement strategy from Design

   o Facilitate findings/actions items identified in Change readiness/risk assessment from Design Phase

   o   WBT Courses and related Materials

   o   Training development and facilitation

Assist with providing guidance for the following client-led sub-teams:

o  Commissions

o  9-8 Customer Number Conversion

o  Data Warehouse

o  CNC/Infrastructure

Services and deliverables under the Andersen/Client Agreement which are not expressly identified as PwC Services shall be referred to collectively as the Prior Work.

Team Structure

The team organizational structure will remain the same as identified in the Andersen/Client Agreement.

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


PwC Services


The PwC Services will be performed by PwC's management consulting line of service. Except as otherwise provided in this Agreement, all terms and conditions set forth in the Andersen/Client Agreement will apply to and are hereby incorporated by reference into this Agreement, as if all references therein were to PwC instead of Andersen, and all references to the Andersen/Client Agreement were to this Agreement. However, the scope of PwC Services, PwC staffing and fee arrangements are as set forth in this Agreement.

It is an assumption under this Agreement that all deliverables, working papers and work products will be available to PwC on a timely basis for the performance of the PwC Services. Should this assumption become invalid, the parties will amend this Agreement through a change order, taking into account any impact on schedule, fees and resources.

In calculating and approving the fee estimate in this Agreement, the parties have assumed that the Prior Work meets appropriate standards for the efficient performance of the PwC Services and complies with the standards set forth in the Andersen/Client Agreement, and will not require amendment, update, correction or change to meet such standards. In the event the Prior Work meets the warranty standards set forth in Section 6 of the incorporated Business Consulting Standard Business Terms (the "Performance Standards"), and Client nevertheless requests a change to the Prior Work, the parties will amend this Agreement through a change order, taking into account any impact on schedule, fees and resources. However, in the event Client believes that the Prior Work performed in Phase III did not meet the Performance Standards, Client will provide all reasonable information and documents requested by PwC to evidence such belief. If the Prior Work performed in Phase III did not meet the Performance Standard, then PwC shall be obligated to work in a diligent and competent manner with the Client team (in accordance with their respective responsibilities for the original work being corrected) toward making any required amendment, update, correction or change. Such corrective work shall be considered PwC Services for which no fees shall be charged to Client.

Notwithstanding the foregoing paragraph, all amendments, updates, corrections or changes to Phase I and Phase II work will be considered additional work and will be handled through the change order process. Client acknowledges that PwC's agreement to perform corrective services does not imply and will not be deemed to make PwC responsible for deficiencies or defects in Andersen's work or otherwise make PwC a successor or assignee of Andersen or the Andersen/Client Agreement. However, PwC agrees that it will be responsible for performing corrective services in a diligent and competent manner, as described above.

The PwC Services, including post-live services, will be consistent with audit independence rules. Without limitation, PwC will not perform any management functions or supervise the operation of the Client's systems.

PwC Staffing

We anticipate that the following PwC resources will be assigned to this project. PwC may, from time to time, make re-assignments and substitutions of personnel in accordance with the Business Consulting Standard Business Terms set forth in the Andersen/Client Agreement:

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


   o  Robert Newsbaum - Engagement Director

   o  Steve McLaurin - Quality Assurance

   o  Shawn Permann - Project Manager - Part Time*

   o  John Hallin - Customer and Sales Team Lead - Full Time*

   o  Bob Whalen - Financials Team Lead - Full Time*

   o  Bryan Fornadel - Supply Chain Team Lead - Full Time*

   o  David Siu - Development Team Lead - Full Time*

   o  Ryan Ferguson - Customer and Sales Team Consultant - Full Time*

   o  Jeff Pennington - Supply Chain Team Consultant - Full Time

   o  Britt-Louise Andermo - Financials Team Consultant - Full Time*

   o  Muriel Perie - Technical Facilitator - Full Time*

   o  Ocie Anderson - Supply Chain Team Consultant - Full Time*

   o  Doug Roesch - Reports and Forms Team Support - Full Time

   o  Staci Rankin - Web Tech Writer - Full Time

   o  Stacie Mewhirter - Web Tech Writer - Full Time

   o  The following resources will be contracted directly to HIG from Experio:
      Regina Brodum - Supply Chain Team Consultant - Full Time &  Carol Pearson
      - Organizational Change Team Consultant- Full Time

Fees and Expenses

We estimate the Build Phase, including post go-live support will be completed on February 3, 2003 with an actual 'Go-Live' date estimate of December 29, 2002.

PwC's fees for the scope of Services described in this Statement of Work will be based upon actual time and materials at a substantially discounted rate. Our fee estimate is $1,768,358, plus out of pocket expenses. An hour and rate schedule supporting this fee estimate is shown below.


PWC RESOURCES
-------------
HOURS          RATES      FEES            ROLE                                                   RESOURCE
-----          -----      ----            ----                                                   --------
64             $288.00    $   18,432      Quality Assurance                                      S. McLaurin

116            $288.00    $   33,408      Engagement Director                                    B. Newsbaum

674            $256.00    $  172,544      Project Manager                                        S. Permann

1171           $224.00    $  262,304      Functional Lead - Customer & Sales & Integration Lead  J. Hallin

1160           $224.00    $  259,840      Functional Lead - Supply Chain Team                    B. Fornadel

1186           $224.00    $  265,664      Functional Lead - Financial                            B. Whalen

1016           $147.20    $  149,555      Technical Lead - Development Team                      D. Siu

104            $160.00    $   16,640      Technical Facilitator                                  M. Perie

1146           $160.00    $  183,360      Application Consultant - Customer & Sales Team         R. Ferguson

260            $118.40    $   30,784      Application Consultant - Customer & Sales Team         TBD

1020           $147.20    $  150,144      Application Consultant - Financial                     B. Andermo

529            $147.20    $   77,869      Application Consultant - Supply Chain Team             O. Anderson

400            $ 80.00    $   32,000      Staff Consultant - Financial/Web Tech Writer           S. Mewhirter

320            $118.40    $   37,888      Staff Consultant - Supply Chain                        J. Pennington

400            $ 80.00    $   32,000      Staff Consultant - Customer/Web Tech Writer            S. Rankin

312            $147.20    $   45,926      Report Developer                                       D. Roesch

9878                                      Total Hours

               $179.02    $1,768,358      PwC Average Rate & Total Fees

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


Third-party resources will be required for the CNC implementation and configuration and the development effort. It is our understanding that HIG will contract directly with all 3rd party vendors and these vendors will bill HIG directly for those services. All third party resources (other than any PwC's subcontractors) will be considered part of the Client resource team. The scope of work for these third party resources is consistent with the scope identified for these roles in the Andersen/Client Agreement, and the project assumes their diligent and competent performance.

This fee estimate is based on Client fulfilling the Client Responsibilities and Assumptions described in the Andersen/Client Agreement, which responsibilities and assumptions are incorporated herein, as described above.

PwC will bill Client $290,000 after the beginning of the project (August 1, 2002) then in accordance with the following billing schedule:

               September 1, 2002 $290,000+ actual expenses incurred in July
               October 1, 2002   $290,000+ actual expenses incurred in August
               November 1, 2002 $290,000+ actual expenses incurred in September December 1, 2002 $290,000+ actual expenses incurred in October
               January 1, 2002   $290,000+ actual expenses incurred in November
               February 15, 2003 Remaining fees + actual expenses incurred in
                                 December and January

As an incentive to its team, PwC agrees to pay a "Client Stay Bonus" to those key PwC employees (identified in the Staffing section by *) who remain for their designated term.

PwC will set the following standards for the bonus. The bonuses will be paid to qualified employees in the amount of 2.5% of base salary for each month of service on this engagement. The bonus calculation will be based on the current salary of the staff member at the time the bonus is paid. Nothing in this Agreement will imply that Client has any control or responsibility for PwC's bonus program. Without limitation, PwC has determined that if the staff resigns from the firm or is terminated or removes themselves from the project prior to the completion of their term, they will be disqualified from the Client Stay Bonus program.

We will reconcile the actual fee amounts incurred for the project at the end of the project and any adjustments will be reflected in a final billing or credit.

PwC will be reimbursed by Client for reasonable out-of-pocket expenses (including transportation, hotels, per diems, etc.) incurred as a result of PwC's performance of Services. PwC agrees to use reasonable efforts to limit travel and lodging expenses by using coach air fare, booking in advance when available, staying at hotels identified by Client offering corporate rates, and sharing mid-size rental cars where practical. Invoices are due upon presentation. Should any invoice remain unpaid for more than 28 days, interest shall be paid at a rate of 1.5% per month. Any taxes arising out of this arrangement other than those on PwC's net income shall be Client's responsibility.

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


Certain Key Conditions

As a condition for entering into this Agreement, PwC is relying upon the following agreements by Client:

Client understands and agrees that neither PwC nor any of its affiliates, partners, principals or employees is a successor, assignee or transferee of Andersen or any of Andersen's assets or liabilities, including without limitation the Andersen/Client Agreement. Client waives, releases and discharges PwC from any claim that PwC, as a result of PwC's entering into this Agreement, its performance of the PwC Services, or its hiring or engagement of former Andersen partners, principals and employees (whether or not in connection with the PwC Services), is liable or otherwise responsible for any obligation or action or failure to act by Andersen,

Without limiting the foregoing, if Client has paid Andersen for any work that has not been completed as of the start of PwC's participation in the project, Client will look solely to Andersen for the refund of payments or other resolution of any payment disputes.

PwC is responsible for the performance solely of the PwC Services, as described in this Agreement. PwC's Services exclude the Prior Work, except that PwC has agreed to perform certain corrective services as described above. Client hereby waives, releases and discharges PwC from all Actions which Client ever had, now has, shall or may have, against PwC related to any deficiencies or defects in the Prior Work or any other commitment, obligation, action or failure to take action by Andersen. For purposes of this paragraph, "PwC" includes PwC, and its present, future and former partners, principals, agents, employees, attorneys, representatives, affiliated entities, parents and subsidiaries, officers, predecessors, successors and assigns. For purposes of this paragraph, "Actions" means all suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, damages, judgments, execution, claims and demands whatsoever, in law or equity, whether based in tort, contract or other theory of recovery, known or unknown, absolute or contingent, direct or indirect.

Client management has designated an executive responsible for the project to review, approve and evaluate the adequacy of project choices regarding the products to be selected and evaluated, and the design and implementation of the ERP system, including, but not limited to, the controls and system procedures to be implemented, the scope and timetable of system implementation, and the testing, training, and conversion plans. Such executive will be responsible for reviewing and accepting all deliverables. Additionally, Client, through such executive, will be primarily responsible for confirming that the internal controls and financial reporting systems within the ERP system are adequate for Client's needs.

PWC CONSULTING

A business of PRICEWATERHOUSECOOPERS [LOGO]


Other

PwC may without consent assign or transfer this Agreement to a successor or assignee to that portion of its entire consulting business to which this Agreement relates.

Without limitation of the other provisions of this Agreement, references to the "fees Andersen receives hereunder" in Section 7(a) of the Business Consulting Standard Business Terms in the Andersen/Client agreement will be deemed to refer to "fees PwC receives under this Agreement."

Because adverse income tax consequences may result from assignment of PwC personnel at project sites for an extended period, such personnel may be required by PwC to break from providing service to Client; and if Client elects in its discretion that it does not want to release personnel from performing services, after written notification by PwC of such adverse income tax consequences Client agrees to pay to PwC the amount of compensation provided by PwC to its personnel to cover the tax consequences thereof.



Please indicate your agreement with this letter by signing where indicated below, and returning to my attention the additional copy of this letter that I have included.

We are grateful that you have chosen PwC and look forward to working with you on this project.

Sincerely yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


By:  /s/ Steve McLaurin
Name: Steve McLaurin



Agreed and accepted as of the date of this letter:


Home Interiors & Gifts, Inc.
By:  /s/ Kenneth J. Cichocki
Name:  Kenneth J. Cichocki
Title: Sr. VP of Finance, Chief Financial Officer

                          [ARTHUR ANDERSEN LETTERHEAD]


BUSINESS CONSULTING
STATEMENT OF WORK






December 20, 2001

Mr. Ken Cichocki
Chief Financial Officer
Home Interiors and Gifts, Inc.
1649 Frankford Road West
Carrollton, Texas 75007

Dear Mr. Cichocki:

This Statement of Work, including any appendices, schedules, and/or attachments, documents the understanding between Arthur Andersen LLP ("Andersen") and Home Interiors and Gifts, Inc. ("HIG") with respect to certain services to be performed by Andersen related to the implementation of HIG's ERP system, using as a foundation the J.D. Edwards Financial, Distribution and Demand Planning software ("Services"). Andersen shall provide the Services pursuant to the provisions of this Statement of Work and Business Consulting's Standard Business Terms which, together, describe our understanding with respect to the Services ("Agreement").

Project Scope and Objectives

We understand that the objective for this project is for Andersen to assist HIG in planning the implementation of HIG's ERP system, using as a foundation, the J.D. Edwards (JDE) system solution. Andersen will provide consulting and project management services for the ERP implementation planning project.

The scope of this project is to plan the implementation for the following JDE modules:

o    General Ledger and Financial Reporting

o    Budgeting

o    Multi-Currency Processing

o    Address Book

o    Accounts Receivable

o    Accounts Payable

o    Project Accounting

o    Job Cost

o    Treasury/Cash Management

o    Fixed Assets

o    Purchasing

o    Inventory Management

o    Sales Order Management

o    Advanced Pricing

o    Demand Planning

o    Standard Workflow Processes for the above modules

Geographically the scope includes:

o    HIG Headquarters in Carrollton, Texas

o    HIG Distribution Center in Carrollton, Texas

Andersen Services and Responsibilities

The project services and responsibilities will include the following:

Andersen will work with the HIG personnel to assist in the following activities by leveraging our experience, tool sets and methodology from similar projects:

o Develop an operational enterprise master implementation plan and detailed project plan for the planning, design, implementation and roll out phases.

o    Identify and confirm the implementation scope, objectives and assumptions.

o    Develop project calendar and critical success factors.

o Develop proposed project organization charts for the project teams and confirm resource availability and time commitments.

o Identify and estimate the number of implementation interfaces, conversions and modifications and the respective level of complexity.

o Identify the number of processes and sub-processes per module and the respective level of complexity.

o Identify the number of custom and/or standard reports and forms and the respective level of complexity to be included in the implementation scope.

o Confirm and assess other business initiatives, which could impact the status of the JDE project.

o Assist HIG personnel in understanding and using our standard implementation methodology.

o Refine implementation cost estimates specific to utilizing Andersen and J.D. Edwards Services as the business partners on the JDE implementation.

o Identify all related activities reasonably necessary to the successful ERP implementation.

Deliverables

Andersen, working with the HIG personnel, will produce the following deliverables:

o    Project team organization chart

o    Project scope, objectives and assumptions

o    Project critical success factors

o    Project team training plan

o    Detailed implementation approach, timeline and calendar

o    High-level enterprise master implementation plan

o    Detailed work plans and resource estimate

o    High-level interface, conversion and modification matrices

o    Refined implementation cost estimate

o    Processes and sub-processes matrices

o    Finalized list of modules to be implemented

Client Responsibilities and Project Assumptions

The following individuals will be responsible for providing information and documentation relative to the process, functionality and technology within the scope of their identified sub-team. They will provide assistance in identifying key personnel within their areas for additional data gathering as well as provide oversight and confirmation of final deliverables.

o    Erik Johnsson - Project Management

o    Chris Lesher - Customer and Sales Team Lead

o    Mary Knight Tyler - Financial Team Lead

o    Dan Zipes - Supply Chain Team Lead

o    Alan Boyer - Information Technology - Development and Infrastructure

1.   Client Responsibilities

     In connection with Andersen's provision of the Services, Client will perform the tasks, furnish the personnel, provide the resources, or undertake the responsibilities specified below ("Client Responsibilities").

     Client will designate a competent employee or employees within its senior management who will make all management decisions with respect to this engagement. To the extent that the Services or Andersen's deliverables include the design or implementation of hardware or software systems, Client's management shall be responsible for making all management decisions, including but not limited to, decisions concerning systems to be evaluated and selected; the design of such systems; controls and system procedures to be implemented; scope and timetable of system implementation;

     and testing, training, and conversion plans. To the extent that Andersen's deliverables include surveys, analyses, reports, evaluations, recommendations or other management consulting services, Client's management shall be responsible for all implementation decisions and for any future action with respect to the matters addressed in the deliverables. In conjunction with Client acceptance, Client's management will evaluate the adequacy and results of the design and implementation of Andersen's deliverables.

     Except as expressly agreed herein, Client shall be solely responsible for:

     o determining the existence of, and complying with, any and all of the following that are applicable to electronic transactions, commerce, processes, or activities conducted over the Internet or any electronic network (collectively, "Transactions"): import/export controls; requirements to obtain and maintain licenses or other permissions; requirements to assess, pay, or withhold taxes, customs duties, or other charges; and other laws or regulations in all applicable jurisdictions;

     o the security of its network and any related systems, including the security, privacy and confidentiality of any Client or third party data, intellectual property, or other information;

     o establishing and determining the validity and enforceability of contract execution, performance and fulfillment processes, contracts, and any other documentation necessary for or used in conducting Transactions;

     o any content contributed by Client or a third party in connection with this engagement; and

     o    any use by Client of the Deliverables (including, but not limited to:
          Client's posting to its website, or transmission over the Internet, of text, images, software, music, video, or other information; Client's sale or offering for sale of any goods and services via its website or otherwise over the Internet; and any linking, framing, or distribution of unsolicited electronic mail in connection with Client's website) which is illegal, unlawful, or harassing, which infringes another's intellectual property rights, or which otherwise constitutes network abuse ("Misuse").

Client acknowledges that Client and/or its affiliates (i) are the controller(s) of any Client, affiliate, or third party data or databases accessed and/or processed by Andersen in the course of performing the Services, including, but not limited to, data relating to individuals (the "Data"), and (ii) will be solely responsible to third parties for such Data, including, but not limited to, the individuals to whom the Data relate and Client and affiliate personnel. Client represents and warrants to Andersen that all Data processing and transfers between Client and its affiliates on the one hand and Andersen on the other hand have been and will be conducted in full compliance with any laws or regulations applicable to the protection of data.

Notwithstanding the scope of Andersen's services or deliverables hereunder, Client acknowledges that it remains Client's responsibility to devise and maintain a system of internal accounting controls [in compliance with Section 13(b)(2) of the U.S. Securities Exchange Act of 1934, which Section provides that such controls be] sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary (a) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and
(b) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. [In addition, Client represents and warrants to Andersen that Client's management: (1) has acknowledged such responsibility in writing to its audit committee or, if no such committee exists, then to its board of directors or, if Client has neither an audit committee nor a board of directors, then to the audit committee or board of directors, as applicable, of any entity that controls Client or, alternatively, (2) will, upon execution, provide a copy of this Statement of Work to the foregoing committee or board, as applicable.] Client will determine the adequacy of its internal accounting controls and financial reporting systems without relying on Andersen's services or deliverables as the primary basis for making such determination. Finally, Client acknowledges to Andersen that it is Client's responsibility to make such disclosures with respect to this engagement that are required by applicable laws and regulations.

Project Assumptions

The project assumptions include the following:

o Andersen is not responsible in any way for the selection of the new ERP system J.D. Edwards.

o    The implementation planning project will start on December 10, 2001.

o The implementation planning project will assume an operational enterprise-wide financial, distribution and demand planning system by August 1st, 2002.

o Andersen and HIG will perform as project managers. HIG will provide a full-time project manager.

o HIG will provide the project teams secure dedicated office space with telephone and analog line access, located in close proximity to key HIG personnel.

Andersen's delivery of the Services and the fees charged are dependent on (i) the Client's timely and effective completion of the Client Responsibilities,
(ii) the accuracy of the Assumptions, and (iii) timely decisions and approvals by Client's management. Client shall be responsible for any delays, additional costs, or other liabilities caused by or associated with any deficiencies in the Client Responsibilities and Assumptions.

Project Approach

The overall approach for completing the work specified or described in this arrangement based on the Solution Scoping Phase of Proactive Xe Solutions Methodology to meet the project objectives for the scope listed previously. This framework is Andersen's proprietary JD Edwards specific business integration methodology, and has been adapted to meet the objectives of this engagement.

                     [SCOPING AND PLANNING TIMELINE CHART]

Staffing

The following Andersen resources shall be assigned to the implementation planning project. Additional Andersen resources may be involved as necessary.

     o    Stephen Engel - Project Partner

     o    Shawn Permann - Project Manager

     o    Steve Bellas - Sales and Customer and Project co-lead

     o    John Hallin - Sales and Customer co-lead

     o    Bob Whalen - Financial Lead

     o    David Siu - Technical Lead

     o    Bryan Fornadel - Supply Chain Lead

     o    Regina Kinslow - Supply Chain Support

     o    Mark Kocis - Change Management Lead

Fees & Expenses

We estimate the project will be completed on December 28, 2001 with a Phase 2 targeted start date of January 2, 2002.

Andersen's fees for the scope of Services described in this Statement of Work will be based upon actual time and materials at a substantially discounted rate with a not-to-exceed limit of $110,000, plus out of pocket expenses. Our fees are based on an average rate of $178 per hour.

Further to these fees, J.D. Edwards Resources for the CNC implementation and configuration will be required. This will be identified and addressed in a change order.

This fee is based on Client fulfilling the Client Responsibilities and Assumptions described in this Statement of Work. Andersen will bill Client $50,000 at the beginning of the project (December 10th) and Andersen will bill the client at the end of the project (January 2, 2002) for any remaining fees plus all incurred expenses.

Andersen will be reimbursed by Client for reasonable out-of pocket expenses (including transportation, hotels, meals, etc.) incurred as a result of Andersen's performance of Services. Andersen agrees to use reasonable efforts to limit travel and lodging expenses by using coach air fare, booking in advance when available, staying at hotels identified by Client offering corporate rates, and sharing mid-size rental cars where practical. Invoices are due upon presentation. Should any invoice remain unpaid for more than 21 days, interest shall be paid at a rate of 1.5% per month. Any taxes arising out of this arrangement other than those on Andersen's net income shall be Client's responsibility.

Change Order Process

During the project described in this Statement of Work, Client may request, in writing in a form substantially similar to Andersen's standard form of change request, additions, deletions, or modifications to the scope or nature of the Services described in this Statement of Work (all referred to hereinafter as "Changes"). Andersen shall have no obligation to, and shall not, commence work in connection with any Change until the fee and/or schedule impact of the Change is agreed upon in a written change order signed by both Andersen and Client. Upon a request for a Change, Andersen shall submit a proposal to Client on Andersen's standard change order form (or in a form substantially similar to Andersen's standard change order form attached hereto) describing the Changes, including, as applicable, the impact of such Changes on schedule and fees and expenses. Within 5 days of receipt of the proposed change order, Client shall either indicate its acceptance of the proposed Changes by signing the change order or advise Andersen not to perform the Changes, in which event Andersen shall proceed with the original Services. The foregoing notwithstanding, if Andersen, at the written request of Client, performs work that is not covered by this Statement of Work or that exceeds the scope of Services described in this Statement of Work, such work shall be deemed Services provided pursuant to this Statement of Work, for which Client shall compensate Andersen at the same rates as those described under Fees & Expenses above or, in the case of a fixed fee engagement, at the rates used in calculating such fixed fee.

We appreciate the opportunity to be of service to you and look forward to working with you on this challenging project. You can be assured that it will receive our close attention. Please indicate your agreement to these arrangements by signing and returning to Andersen the enclosed copy of this Agreement.

Very truly yours,

ARTHUR ANDERSEN LLP




By: /s/ STEPHEN ENGEL
    -----------------------------------
    Stephen Engel

Attachments:    Business Consulting Standard Business Terms
                Business Consulting Statement of Work Standard Change Order Form

Acknowledged and Accepted:

Home Interiors and Gifts, Inc.

By:      /s / KENNETH CICHOCKI
         ---------------------------
Title    Senior Vice President
         ---------------------------
Date     12/20/01
         ---------------------------

BUSINESS CONSULTING
STANDARD BUSINESS TERMS

These Business Consulting Standard Business Terms ("Terms") shall govern the Services provided by Arthur Andersen LLP ("Andersen") as set forth in the Statement of Work executed by Client and Andersen to which these Terms are attached. These Terms, together with the Statement of Work, constitute the entire understanding and agreement between Client and Andersen with respect to the Services described in the Statement of Work ("Agreement"), supersede all prior oral and written communications, and may be amended, modified or changed (including changes in scope or nature of the Services or fees as described under Change Order Process in the Statement of Work) only in writing when signed by both parties. If there is a conflict between these Terms and the terms of any Statement of Work, these Terms shall govern.

SECTION 1. FEES, EXPENSES

Client shall pay Andersen the professional fees and the related expenses in accordance with the Statement of Work.

SECTION 2. CLIENT RESPONSIBILITIES

As a prerequisite to Andersen's delivery of Services, Client shall (i) fulfill the Client Responsibilities and ensure that all Assumptions are accurate; (ii) provide Andersen with reliable, accurate and complete information, as required;
(iii) make timely decisions and obtain required management approvals; and (iv) furnish Andersen personnel with a suitable office environment and adequate resources and supplies, as needed. In addition, Andersen shall be entitled to rely on all Client decisions and approvals made independently of this Agreement and/or prior to its execution by the parties. Nothing in this Agreement shall require Andersen to evaluate, advise on, modify, confirm, or reject such decisions and approvals, except as expressly agreed to in the Statement of Work.

SECTION 3. CONFIDENTIALITY

With respect to this Agreement and any information supplied in connection with this Agreement and designated by the disclosing party as confidential, the recipient agrees to: (i) protect the confidential information in a reasonable and appropriate manner or in accordance with applicable professional standards;
(ii) use confidential information only to perform its obligations under this Agreement; and (iii) reproduce confidential information only as required to perform its obligations under this Agreement. This section shall not apply to information which is (i) publicly known, (ii) already known to the recipient;
(iii) disclosed to a third party without restriction; (iv) independently developed; or (v) disclosed pursuant to legal requirement or order. Subject to the foregoing, Andersen may disclose Client's confidential information to its subcontractors and affiliates, provided that such parties agree to abide by the terms of this Section 3.

SECTION 4. DELIVERABLES

Client may, solely for its internal business purposes, use, copy, distribute internally, and modify the deliverable items specifically described in the Statement of Work (the "Deliverables"). Except as set forth in this Section 4, Client shall not, without Andersen's prior written consent, which shall not be unreasonably withheld, disclose to a third party (other than subcontractors, affiliates and agents of Client related to this project) or publicly quote the Deliverables. Andersen shall retain all right, title and interest in and to: (i) the Deliverables, including but not limited to all patent, copyright, trademark and other intellectual property rights therein; and (ii) all methodologies, processes, techniques, ideas, concepts, trade secrets and know-how embodied in the Deliverables or that Andersen may develop or supply in connection with this Agreement (the "Andersen Knowledge"). Subject to the confidentiality restrictions contained in Section 3, Andersen may use the Deliverables and the Andersen Knowledge for any purpose. Client may allow third parties to access the Deliverables for any purpose relating to the ordinary business operations of Client; provided that nothing in this sentence shall allow Client to sublicense the Deliverables to any such third party.

SECTION 5. ACCEPTANCE

Client shall accept Deliverables which (i) conform to the requirements of the Statement of Work or (ii) where applicable, successfully complete an acceptance test plan to which Client has agreed. Client will promptly give Andersen notification of any non-conformance of the Deliverables with such requirements ("Non-conformance"), and Andersen shall have a reasonable period of time, based on the severity and complexity of the Non-conformance, to correct the Non-conformance, but in no event shall the period of time be longer than that which would be required for the Andersen staffing identified in the Statement of Work to correct the Non-conformance working full-time. If Client uses the Deliverable before acceptance, fails to promptly notify Andersen of any Non-conformance, or unreasonably delays the beginning of acceptance testing, then the Deliverable shall be considered accepted by the Client.

SECTION 6. WARRANTY

(a) Andersen warrants that the Services shall be performed with reasonable care in a diligent and competent manner. Andersen's sole obligation shall be to correct any non-conformance with this warranty, provided that Client gives Andersen written notice within thirty (30) days after the Services are performed or successful completion of the acceptance test plan, if applicable.

(b) Andersen does not warrant and is not responsible for any third party products or services. Client's sole and exclusive rights and remedies with respect to any third party products or services are against the third party vendor and not against Andersen.

(c) THIS SECTION 6 IS ANDERSEN'S ONLY WARRANTY CONCERNING THE SERVICES AND ANY DELIVERABLE,

AND IS MADE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE, OR OTHERWISE.

SECTION 7. RISK ALLOCATION

(a) Excluding claims for indemnification under Section 7(c), Andersen's total liability relating to this Agreement shall in no event exceed the fees Andersen receives hereunder for the portion of the work giving rise to liability, or include any special, consequential, incidental or exemplary damages or loss (nor any lost profits, savings or business opportunity Excluding claims for indemnification under Section 7(b), Client's total liability relating to this Agreement shall in no event exceed the fees due to Andersen hereunder.

(b) As Andersen is performing the Services solely for the benefit of Client, Client will indemnify Andersen, its affiliates and their partners, principals and personnel against all costs, fees, expenses, damages and liabilities (including defense costs) associated with any third party claim, relating to or arising as a result of the Services, Client's use of the Deliverables, or this Agreement, but excluding claims relating or arising as a result of the solely negligent or willful acts or omissions of Andersen's personnel or agents in performing the Services.

(c) Andersen will indemnify Client against any damage or expense relating to bodily injury or death of any person or damage to real and/or tangible personal property incurred while Andersen is performing the Services and to the extent caused by the negligent or willful acts or omissions of Andersen's personnel or agents in performing the Services.

(d) The provisions of this Section 7 are intended to apply in all circumstances, regardless of the grounds or nature of any claim asserted (including contract, statute, any form of negligence, whether of Client, Andersen, or others, tort, strict liability or otherwise) and whether or not the party seeking indemnification was advised of the possibility of the damage or loss asserted, to the extent not contrary to applicable law.

(e) Any action against Andersen must be brought within twenty-four (24) months after the cause of action arises.

SECTION 8. PERSONNEL

(a) While Andersen shall attempt to comply with Client's request for specific individuals, Andersen shall be responsible for assigning and re-assigning its personnel, as appropriate, to perform the Services; however, unless Client agrees otherwise, Andersen shall assign the individuals identified in the Statement of Work to perform the Services, unless such individuals are no longer employed by or are unable to perform services for Andersen.

(b) During the term of this Agreement and for a period of twelve (12) months following the expiration or termination thereof, neither party will actively solicit the employment of the personnel of the other party involved directly with providing Services hereunder.

SECTION 9. TERMINATION

(a) This Agreement may be terminated at any time by either party upon fifteen
(15) days written notice to the other.

(b) Client shall pay Andersen for all Services rendered and expenses incurred as of the date of termination.

(c) Except for matters related to confidentiality or intellectual property rights, the parties shall first attempt to resolve any dispute or alleged breach internally by escalating it through management and, prior to pursuing litigation, use a mutually acceptable alternative dispute resolution process.

SECTION 10. GENERAL

(a) Neither party shall use the other party's name, trademarks, service marks, logos, trade names and/or branding without such party's prior written consent

(b) Neither party shall be liable for any delays or failures in performance due to circumstances beyond its reasonable control.

(c) This Agreement may not be assigned or otherwise transferred by Andersen without the prior express written consent of the Client, which shall not be unreasonably withheld. Andersen may assign this Agreement to an affiliate of its international organization or use subcontractors to provide Services.

(d) Any notices given pursuant to this Agreement shall be in writing, delivered to the address set forth in the Statement of Work, and shall be considered given when received.

(e) No term of this Agreement shall be deemed waived, and no breach of this Agreement excused, unless the waiver or consent is in writing signed by the party granting such waiver or consent.

(f) If any term or provision of this Agreement is determined to be illegal or unenforceable, such term or provision shall be deemed stricken, and all other terms and provisions shall remain in frill force and effect.

(g) This Agreement does not make either party an agent or legal representative of the other party, and does not create a partnership or joint venture. Both parties are independent contractors and principals for their own accounts.

(h) Sections 3 through 10 of these Terms shall survive the expiration or termination of this Agreement.

(i) The laws of the State of Texas shall govern this Agreement

(j) Client acknowledges that: (i) Andersen and Client may correspond or convey documentation via Internet e-mail unless Client expressly requests otherwise,
(ii) neither party has control over the performance, reliability, availability, or security of Internet e-mail, and (iii) Andersen shall not be liable for any loss, damage, expense, harm or inconvenience resulting from the loss, delay, interception, corruption, or alteration of any Internet e-mail due to any reason beyond Andersen's reasonable control.

BUSINESS CONSULTING
STATEMENT OF WORK
CHANGE ORDER NUMBER ____

[date]

[Client contact name]
[complete legal name of Client entity]
[Client address]

Dear [Client contact name]:

This Change Order, including any appendices, schedules, and/or attachments, documents changes to the Statement of Work between Arthur Andersen LLP ("Andersen") and [Client's complete legal name] ("Client") dated ______________, 200_, including any prior Change Order(s) or amendments thereto (the "Statement of Work"). This Change Order constitutes the entire understanding and agreement between Client and Andersen with respect to such changes, supersedes all prior oral and written communications with respect to such changes (including, but not limited to, written change requests), and may be amended, modified or changed only in writing when signed by both parties. The section(s) of the Statement of Work set forth below is/are hereby amended, effective as of the date first written above, by adding at the conclusion of the respective section(s) the following text:

Project Scope and Objectives

Andersen Services and Responsibilities

Deliverables

Acceptance

Client Responsibilities

Project Assumptions

Project Approach

Staffing

Fees & Expenses

Except as expressly modified herein, all other terms and conditions of the Statement of Work and the Business Consulting Standard Business Terms remain unchanged. Please indicate your agreement to these arrangements by signing and returning to Andersen the enclosed copy of this Change Order.

Very truly yours,

ARTHUR ANDERSEN LLP



By:
         -----------------------------
         Stephen Engel

Acknowledged and Accepted:

Home Interiors and Gifts, Inc.

By:
         -----------------------------

Title:
         -----------------------------

Date:
         -----------------------------

                        [ARTHUR ANDERSEN LLP LETTERHEAD]

BUSINESS CONSULTING
STATEMENT OF WORK

January 10, 2002

Mr. Ken Cichocki
Chief Financial Officer
Home Interiors and Gifts, Inc.
1649 Frankford Road West
Carrollton, Texas 75007

Dear Mr. Cichocki:

This Statement of Work, including any appendices, schedules, and/or attachments, documents the understanding between Arthur Andersen LLP ("Andersen") and Home Interiors and Gifts, Inc. ("HIG") with respect to certain services to be performed by Andersen related to the implementation of HIG's ERP system, using as a foundation the J. D. Edwards Financial, Distribution and Demand Planning software. ("Services"). Andersen shall provide the Services pursuant to the provisions of this Statement of Work and Business Consulting's Standard Business Terms which, together, describe our understanding with respect to the Services ("Agreement").

Project Scope and Objectives

In addition to the ERP implementation planning project (Phase I), We understand that the objective for the next phase (Design-Phase II) is for Andersen to assist HIG in the Design and configuration of the ERP system, using as a foundation, the J.D. Edwards (JDE) system solution. Andersen will provide consulting and project management services for the ERP system Design project.

The scope of this project is to configure and prepare the following JDE modules for the implementation phase (Phase III):

o    General Ledger

o    Financial Planning and Budgeting

o    Financial Reporting

o    Multi-Currency

o    Address Book

o    Accounts Receivable

o    Accounts Payable

o    Supplier Management

o    Procurement

o    Inventory Management

o    Demand Planning

o    Requirements Planning - MRP

o    Sales Order Management

o    Advanced Pricing

o    Standard Workflow Processes for the above modules

The JDE Modules (or module components) that are not included in the scope for the Design effort include:

o    Electronic Burst & Bind

o    Cash Basis Accounting

o    Time Accounting

o    Fixed Assets

o    Multi-Site Consolidation

o    Basic Equipment Management

o    Requirements Planning

o    Enterprise Facility Planning

o    Advanced Forecasting

o    Quality Management

o    Advanced Stock Valuation

o    Bulk Stock Management

o    Advanced Warehouse Management

o    Work Orders/Service Billing/Work Order Management

o    Transportation Management

o    Job Costing

o    Change Management

o    Contract Billing/Contract Management/Subcontract Management

o    Property Management

o    Call Management

o    Payroll Processing/Time Accounting

o    Human Resources Management/Human Resources Benefits

o    Bulk Stock Management

o    ECS Sales Order Management

o    Load & Delivery Management

o    Manufacturing Suite except for MRP

The processes that are considered in-scope include:

CUSTOMER & SALES

o    New Account Setup

     -    Enter and Validate New Displayer Accounts

     -    Manage Displayer Accounts

o    Determine Item Pricing

     -    Utilize and maintain item price lists

o    Develop and Setup Pricing and Promotion Programs

     -    Displayer group discounts

     -    Item group discounts

     -    Develop and maintain ordinal order promotions (1st order, 2nd order)

     -    Free goods

     -    Develop and maintain contest promotions

     -    Develop and maintain "nuggets" or certificate promotions

     -    Freight pricing

     -    Bonus buys

     -    Kit pricing

o    Enter and Process Merchandise Orders

     -    Enter merchandise order

     -    Validate system processing capability and speed (overnight process)

     -    Process merchandise orders

          -    Consolidate orders

          -    Validate order criteria (min $, credit, account status)

          -    Apply super bubble

          -    Process "ship-with" orders

          -    Process direct ship order

          -    Process Canadian display order

          -    Process Mexico order

          -    Determine tax on order

     -    Process invoices for merchandise orders

o    Enter and Process Service Orders

o    Order Hold Processing

o    Enter and Process Credit Invoices

o    Enter and Process Service Orders

o    Order Hold Processing

o    Enter and Process Manual Orders

o    Enter and Process Credit Invoices

o    Create Customs Documents

o    Payment Processing

     -    Cash Payments

     -    Non Cash Payments

     -    Process NSF Payments

o    Periodic Processing

     -    Close Accounts

     -    Freight Route Changes

     -    Credit Limit Review

     -    Print Statements

o    Extract Data for Other Systems (i.e. Commissions)

o    Marketing Mailings

SUPPLY CHAIN

o    Demand Planning

o    Develop New Products

     -    Initiate New Products

     -    Product Review Committee Meeting

o    Forecast Detail Information

     -    Product Stratification

     -    Develop Sales Forecasting Process

o    Procurement

o    Procure Items

     -    MRP Planning Parameters

     -    Run MRP to create Purchase Orders

     -    Procure items according to forecast needs, and MRP messages

o    Procure MRO/Stores Supplies

     -    Process requisitions

     -    Generate/Maintain Purchase Orders according to set Min/Max levels

     -    Select and Set up Vendors

o    Reporting and Inquiry

     -    Regulatory Reporting

o    Interface

     -    Support interface from ERP to WMS (EXE)

o    Inventory Management

o    Master Data

     -    Maintain Item Master Information

     -    Maintain Vendor Information

o    Item Maintenance

     -    Maintain Item Availability

FINANCE

o    Budgeting & Forecasting

     -    Develop and Consolidate Budget

     -    Develop and Consolidate Forecast

     -    Treasury Management

o    General Ledger

     -    Develop Organizational Entity Structure/Departmental Structure

     -    Develop Chart of Accounts/Reporting Hierarchies

     -    Process Manual Journals

     -    Process Interfaced T/B Journals

     -    Process Intercompany Transactions

     -    Process Allocations

     -    Process Multi-Currency - Translation/Revaluation

     -    Fiscal Period Processing

     -    System Close

o    Reporting and Consolidation

     -    Consolidate and Publish Financial Reports

     -    Regulatory Reporting

o    Sales Accounting, Credit, and Collections

     -    Credits and Adjustments

     -    Collections Management

     -    Customer Correspondence

     -    Cash Receipt/Application/Lockbox

     -    Tax Processing

     -    Multi-currency Processing

     -    Fiscal Period Processing/Reporting

o    Accounts Payable

     -    Maintain Vendor Information

     -    Manual Invoice Processing

     -    Payment Processing

     -    Displayer Payments (1099's & Commissions)

     -    Tax Processing

     -    Multi-currency Processing

     -    Fiscal Period Processing/Reporting

The scope includes the design of the following reports:

o    9 High complexity custom reports

o    9 Medium complexity custom reports

o    9 Low complexity custom reports

The scope includes the design and preliminary specifications for the following modifications:

o    Financial - AR

     - Automatically placing orders on hold based on credit and collection status

     -    NSF Check auto update

     -    Credit and collections updates for help loans and payment plans

     -    Automatically increase or decrease credit line

o    Financial - AP

     -    Non-cash 1099 information

o    Financial - Tax

     -    Sales Tax Calculation (retail vs. wholesale)

o    Customer and Sales

     -    Pricing rules not covered in advanced pricing

     -    Order pre-process sort routine

     -    New customer account defaults and validations

The scope includes the design and definition of approach for each of the following conversions (with estimated records):

o    Master Data Conversion -- Customer and Sales

     -    Customer Master -- 180,000 Records

o    Master Data Conversion -- Supply Chain

     -    Vendor Master -- 500 Records

     -    Supplier/Item Information -- 2000 Records

     -    Open Purchase Order Header -- 100 Records

     -    Open Purchase Orders Detail -- 100 Records

     -    Transportation Carriers -- 100 Records

     -    Open Receipts -- 500 Records

     -    Item Master/Item Branch -- 2000

     -    Warehouse Locations -- 1

     -    Units of Measure (standard, conversions) -- 20 Records

     -    Item Cross-Reference -- 500 Records

     -    Finished Goods Inventory -- 2000 Records

     -    Stores Inventory -- 500 Records

     -    Item Cost -- 2000 Records

o    Master Data Conversion -- Finance and Accounting - GL

     -    Chart of Accounts -- 10,000 Records

     -    Companies -- 15 Records

     -    Business Units -- 50 Records

     -    Accounting Periods -- 17 Records

o    Master Data Conversion -- Finance and Accounting - AR

     -    Sales/Use Tax Tables/VAT -- 10,000 Records

     -    Customer Payment Terms -- 50 Records

     -    Dunning Letter Information -- N/A

     -    Bank Payment tables -- 15 Records

o    Master Data Conversion -- Finance and Accounting -- AP

     -    AP Payment Terms -- 50 Records

     - UDC's (Tax Explanation Codes, Special Handling Codes, 1099 Processing Codes, Bank Type Codes) -- 30 Records

     -    Tax Setup (Sales/Use/VAT) -- 10 Records

     -    ACH Bank Information -- 80,000 Records

o    Historical Data Conversion -- Finance and Accounting -- GL

     -    Conversion of GL history (Current & PY balances) -- 1000 Records

     -    Conversion of Budget history (Current & PY balances) -- 1000 Records

     -    Conversion of Forecast history (Current & PY balance) -- 1000 Records

o    Historical Data Conversion -- Finance and Accounting -- AR

     -    Customer History -- TBD

     -    Open AR -- up to 80,000 Records

     -    Sales Tax History -- TBD

     -    Payment Details -- TBD

o    Historical Data Conversion -- Finance and Accounting -- AP

     -    AP Invoice History -- TBD

     -    AP Open Invoices -- 200 Records

     -    AP Payment History -- TBD

o    Historical Data -- Supply Chain

     -    Item History -- Up to 3 years

     -    Sales History -- Up to 3 years

     -    Forecasts -- Up to 3 Years

The scope includes the design and preliminary specifications for the following interfaces (including the estimated complexity):

o    Finance and Accounting

     -    Positive Pay interface with Bank One -- High Complexity

     -    Sales tax interface with 3rd party (Vertex or Tax Ware) -- High
          Complexity

     -    HR interface to JDE (Abra) -- Medium Complexity

     -    4th Shift (Enterprise system for sub's) -- Low Complexity

     -    Fox Pro (system for Mexico) -- Low Complexity

     -    ACH Payment Interface -- Medium Complexity

o    Customer and Sales

     -    IOE - Internet Order Entry -- High Complexity

     -    Order Scanning -- Medium Complexity

     -    Invoice Mailing -- High Complexity

     -    DIR - Interactive Voice Response -- High Complexity

     -    Address Standardization -- Low Complexity

     -    Data Warehouse -- Medium Complexity

     -    Commissions custom application -- High Complexity

     -    Data Warehouse with HomcoSoft -- High Complexity

o    Supply Chain

     -    EXE (WMS) -- High Complexity

     -    District and Branch Directors Contract application -- High Complexity

     - Inventory Database and Application for Mexico trailer shipping and invoices -- High Complexity

     -    Product Development Brochure/Photo Application -- High Complexity

The scope does not include the design and/or configuration of any third party tax programs such as:

o    Tax Ware or

o    Vertex

Geographically the scope includes:

o    HIG Headquarters in Carrollton, Texas

o    HIG Distribution Center in Carrollton, Texas

Andersen Services and Responsibilities

The project services and responsibilities will include the following:

Andersen will work with the HIG personnel to assist in the following activities by leveraging our experience, tool sets and methodology from similar projects:

PHASE II -- DESIGN -- This phase is focused on designing the application configuration based on the business requirements, the to-be processes and the testing of those designs. It is also focused on the requirements specific to conversions, interfaces and modifications. Key activities for this phase of work are:

o    Hardware/Software Configuration - Design System Requirements

o    Technical/CNC Design Workshop - Design Security, Menus and CNC

o    Process Design Workshops - Design Revised (To-Be) Key Business Procedures

o    Application Design Workshops -- Application Design and Set-up

o    Report and Form Workshops - Functional and Reporting Analysis

o    Interface Design Workshops - Specify Interface Requirements and Priorities

o Data Conversion Design Workshops - Specify Conversion Requirements and Priorities

o    Enhancements Design Workshops - Specify Modification Requirements and
     Priorities

o    Prototype (Modular & Integrated CRP) - Application Design and Set-up

o    Finalize Design Specification

o    Procedures/Training Design Workshop

o    Organizational Change Management

o    Quality Design Reviews

o    Overall Project Management

o    Development of Implementation Plan and Resource Estimates

PROJECT PLANNING AND MANAGEMENT -- The purpose of this component is to provide leadership, guidance and structure to the project team. Additionally, the project managers will work to remove obstacles and barriers to progress and insure stability in the implementation process. The project managers will also be responsible for developing a strong team environment where open communication is encouraged. Key activities for this component are:

o    Daily Project Management

o    Internal Project Communications

o    Conduct Status Meetings and Prepare Status Reports

o    Conduct Steering Committee Meetings

o    Manage Project Team Roles & Responsibilities

o    Coordination of Deliverables

o    Project Team Training/Orientation

o    Scope and Change Management

o    Manage Project Calendar and schedules

ORGANIZATIONAL CHANGE MANAGEMENT -- This component is focused on the people aspect of the implementation: Internal and external project communications, training design and approach, and defining and measuring critical success factors. Key activities for this component are:

o    Plan and execute communications

o    Manage project change

o    Conduct organization communication meetings

o    Celebrate milestone accomplishments

o    User audience segmentation and data gathering

o    User involvement strategy

o    Leadership involvement strategy

o    Change readiness/risk assessment

o    Application user procedures

o    Technical user procedures

o    Training strategy and approach

o    ERP/Implementation KPI's

EXECUTIVE REPORTING -- This sub-team is focused on the identification of the reporting requirements for the executive management team and the creation of the approach and specifications to meet those requirements. This team will review the current reporting approaches, data sources, toolsets used, and resource requirements and then, based on the proposed system changes, develop the approach for the fixture to meet these same requirements. Andersen's role will be limited to providing support and guidance to the HIG team lead by providing templates, recommending approaches and tasks, as well as providing subject matter expert support on JDE data tables, the application development toolset and the JDE Enterprise Report Writing tool. Key activities for this sub-team are:

o    Review High-Level Report and Form Requirements

o    Finalize As-Is Report and Form Matrix (if needed)

o    Develop Report and Form Approach

o    Determine Report and Form Development Tool

o    Finalize To-Be Report and Form Matrix

o    Create Non-Standard Report and Form Design Documents

COMMISSIONS SYSTEM -- This sub-team is focused on the identification of the requirements for the development of a custom system that would support the management (generation, tracking, reporting, etc.) of the commission payments made to the independent Displayers. This team will review the business requirements; develop the businesses specifications and the technical specification during the design phase and begin development. Andersen's role will be limited to the management over-sight relative to the integration and dependency on the J. D. Edwards system design effort and (jointly with HIG) the design and specification for the integration with the JDE platform. Key activities for this team are:

o    Develop Business Requirements

o    Determine Development Toolset

o    Identify Business and Technical Resources

o    Develop Technical Specifications

o    Begin Development

Deliverables

Andersen, working with the HIG personnel, will produce the following deliverables:

o    Project Team Roles and Responsibilities

o    Project Work plan

o    Project Contact List

o    Project Calendar

o    Sign-Off Matrix

o    Project Issue Database

o    Project Documentation Standards

o    Time and Expense Tracking Spreadsheet

o    Project Team Goals and Expectations

o    Project Kick-off Presentation

o    Quality Assurance Approach

o    Risk Assessment and Mitigation Plan

o    Technical Environment Approach

o    Technical Environment Scrub Checklist

o    Connectivity Approach

o    Overall Security Approach

o    Security Matrix

o    User Menu Design

o    Object Control Approach and Standards

o    Job Queue Requirements

o    Automatic Jobs

o    Backup and Recovery Approach

o    As-Is Process Flows (if needed)

o    Overview of Best Practices

o    Design Workflows for Processes, Activities, and Tasks

o    Detailed Application Requirements & Approach Matrix

o    Application Design Documents

o    As-Is Report and Form Matrix (if needed)

o    Report and Form Approach

o    To-Be Report and Form Matrix

o    Non-Standard Report and Form Design Documents

o    Interface Approach

o    Preliminary Interface Design Specifications

o    Data Conversion Approach

o    Preliminary Data Conversion Design Specifications

o    Reconciliation Report List

o    Data Conversion Mapping Tables

o    Enhancement Approach

o    Preliminary Enhancement Design Specifications

o    CRP Approach

o   CRP Scripts

o   CRP Configuration

o   CRP Test Data

o   CRP Results

o   User Procedures and Training Approach

o   User Procedures Template and Guidelines

o   List of users with supporting data

o   User involvement strategy; Resource summaries

o   Leadership involvement strategy

o   Change readiness/risk assessment

o   Application user procedures formats/templates

o   Technical user procedures formats/templates

o   Training strategy/approach; Training design formats/templates

o   ERP Business Benefits document

o   Design Phase QA Checklist

o   J.D. Edwards Design Review

o   Detailed Implementation Work plan and resource estimates

Staffing

The following individuals shall be assigned to the engagement from Arthur
Andersen:

     o    Stephen Engel -- Engagement Partner

     o    Sharon Stufflebeme -- Quality Assurance Partner

     o    Bob Newsbaum -- Quality Assurance Partner

     o    Shawn Permann -- Project Manager

     o    John Hahn -- Customer and Sales Team Lead

     o    Steve Bellas -- Customer and Sales Team Lead (interim)

     o    Bob Whalen -- Financials Team Lead

     o    Bryan Fornadel -- Supply Chain Team Lead

     o    Mark Kocis -- Organizational Change Team Lead

     o    David Siu - Development Team Lead

     o    TBD -- Executive Reporting Team Support

     o    Kristy Kimberling -- Customer and Sales Team Consultant

     o    Britt-Louise Andermo -- Financials Team Consultant

     o    Regina Brodun -- Supply Chain Team Consultant

     o    Carol Pearson Organizational Change Team Consultant

     o    TBD (Third Party Subcontractors ) -- Developers (JDE Toolset)

     o Cheryl Ostor (Third Party Subcontractor) -- Supply Chain Team Application Consultant

     o    TBD (Third Party Subcontractor ) -- Supply Chain Team Technical
          Consultant

TEAM ORGANIZATIONAL STRUCTURE

                     [TEAM ORGANIZATIONAL STRUCTURE CHART]


Andersen Roles

PROJECT PARTNER

The project partner ensures overall project success and client satisfaction. The partner maintains the executive level relationships and keeps all communication lines open between key client sponsors and Andersen. This individual is ultimately accountable for the project and has a high-level decision making capability. Responsibilities include:

     o    Supports timely resolution of major business issues

     o    Ensures resources are available for success of the project

     o    Ensures the project is adequately staffed

     o Respond to on-going status reports to remove/resolve road blocks for the project

QUALITY ASSURANCE

The quality assurance representatives are responsible for ensuring quality work products. Responsibilities include:

     o    Provides expertise and overall direction to the implementation team

     o Monitors and supports the overall engagement relationship and resolves issues and conflicts

     o    Implement and manage ExCEED Process

     o    Implement and manage Quality Assurance Process

PROJECT MANAGER -- SHARED ROLE

The project manager is responsible for planning and assigning project work, participating in group discussions, and ensuring all deliverables are produced on time and with the desired quality. The project manager is ultimately responsible for all project responsibilities assigned to other project team members and for coordinating resolution of issues. Responsibilities include:

     o    Determines project objectives, schedules, and resource budgets

     o Monitors results, performance, and resource expenditures against targets

     o    Controls all project changes

     o    Compiles project progress and status reports

     o    Maintains customer contact and momentum

     o    Determines specific project tasks and how they will be accomplished

     o Ensures that assigned tasks are performed in accordance with the established standards and are completed on time and within budget

     o    Resolves outstanding issues and action items

     o    Reviews all system modifications with the executive sponsors

FUNCTIONAL TEAM LEAD

The functional team lead is responsible for leading the functional team members Through the design to support HIG's process vision and business requirements. Responsibilities include:

     o    Ensures consistency and a high level of quality

     o Ensures deliveries are completed on time with appropriate functional approval and quality

     o Guides the functional team in effectively translating functional requirements into configuration options and solutions

     o    Identifies and assists in resolving issues and conflicts

     o    Leads functional team in change initiatives

     o Responsible for transferring application configuration and implementation methodology knowledge to the Systems Analysts/Business System Analysts

     o    Supervises the application consultant

     o Validates customizations to the standard JDE business processes, explains the impact of the customizations on other processes and transactions, executes the detail design and configuration of the JDE system

     o Assists in validation of the design of reports, forms, interfaces, modifications and conversions

     o    Assists in developing CRP scripts and expected results

     o Executes CRP testing. This includes making changes in configuration based on results and resolving errors

     o Validates the procedures and system tasks documented by the end user training and development team

DEVELOPMENT TEAM LEAD

The development team lead is responsible for leading the development team members though the design to support HIG's process vision and business requirements. Responsibilities include:

     o    Gains a clear understanding of business requirements and processes

     o    Attends project/JDE tools training with client developers

     o    Develops draft material in preparation of work sessions

     o Oversees the development the interface, modification and conversion design during the design phase of the project

     o Documents requirements, process changes and unresolved issues during client work sessions in conjunction with business area analysts

     o Actively works with business area analysts to ensure customization of JDE software is minimal

     o Guides the development team though the design of technical approaches and specifications for the interfaces, conversions and modifications

     o Oversees the Designs and modifies JDE software based on user requirement specifications

     o    Oversees the design, development and testing of custom reports

     o    Assist with the design, development and testing of standard reports

DEVELOPERS (3RD PARTY)

The development team is responsible for working with the HIG developers to understand the business requirements and begin developing the approach and specifications for the development of the interfaces, conversions, and modifications. Andersen will directly manage these 3rd party resources. Responsibilities include:

     o    Gains a clear understanding of business requirements and processes

     o Jointly develops the interface, modification and conversion design during the design phase of the project

     o Documents requirements, process changes and unresolved issues during client work sessions in conjunction with business area analysts

     o Actively works with business area analysts to ensure customization of JDE software is minimal

     o Develops the design of technical approaches and specifications for the interfaces, conversions and modifications

     o Jointly with HIG developers, designs and modifies JDE software based on user requirement specifications

APPLICATION CONSULTANTS

The application consultant plays a combined functional and technical role with heavy emphasis on knowledge transfer and translating functional requirements into specific features and tailoring options. Each functional team's Application Consultant works with the other functional team members to design and configure the JDE system to support the HIG's "To-Be" process vision and business requirements. Responsibilities include:

     o Responsible for transferring application configuration knowledge to the Systems Analysts/Business Analyst

     o Assists the Functional Leads and functional team in effectively translating functional requirements into configuration options and solutions

     o Validates customizations to the standard JDE business processes, explains the impact of the customizations on other processes and transactions, executes the detail design and configuration of the JDE system

          -- Assists in validation of the design of reports, forms, interfaces, modifications and conversions

          --   Assists in developing CRP scripts and expected results

          -- Executes BPS testing. This includes making changes in configuration based on results and resolving errors

          -- Validates the procedures and system tasks documented by the end user training and development team

ORGANIZATIONAL CHANGE MANAGEMENT LEAD -- SHARED ROLE

The change lead is responsible for communicating and managing the change efforts associated with the implementation. Responsibilities include:

     o Works closely with the functional and technical teams to understand organizational requirements and design approach on user procedures and training manuals

     o Documents and communicates organizational change requirements and decisions to the appropriate managers so they can effect the changes in their departments

     o Communicates project progress and important enterprise change decisions to the entire company

     o Develops the training strategy and determines best practice for delivery of training

     o Determines proper medium for training (e.g., classroom, self-paced tutorial, train-the-trainer approach, Intranet, etc.)

     o Determines the target training participants and the training needs depending on the work responsibility of that user

TECHNICAL SUPPORT FOR DEMAND PLANNING INSTALLATION (3rd party)

This resource will be responsible for supporting the HIG technical team with the set-up and installation of the Demand Planning software. Key activities include:

     o    Define technical environment requirements

     o    Develop installation plan

     o    Oversight of the installation process

     o    Documentation related to the install procedures and maintenance

Client Responsibilities and Project Assumptions

1.   Client Responsibilities

     In connection with Andersen's provision of the Services, Client will perform the tasks, furnish the personnel, provide the resources, or undertake the responsibilities specified below ("Client Responsibilities").

     STEERING COMMITTEE

     The steering committee is the owner of the project and are responsible for providing the necessary funding and resources as well as the management commitment to the project. Responsibilities include:

          o Resolves major implementation policy decisions and makes the final decision on all other proposed opportunities and recommendations

          o    Provides overall project direction and management support

          o    Supports the vision of the project

     KEY ADVISORS

     The key advisors are executive level advisors assisting with business knowledge and resources. Responsibilities include:

          o    Assist with issue resolution

          o    Provide input to major business policy decisions

          o    Supports the vision of the project

     EXECUTIVE SPONSORS - PMO

     The project directors are key executives responsible for the major business areas included in the project scope. These individuals are ultimately accountable for the project and have high-level decision-making capability. Responsibilities include:

     o    Supports timely resolution of major business issues

     o    Ensures resources are available for success of the project

     o    Ensures the project is adequately funded

     o Respond to on-going status reports to remove/resolve road blocks for the project

     o Ensures that internal policies are updated to reflect business process changes and communicates that change to the organization

     o    Approves all system modifications

The following individuals will be responsible for providing this executive level support specific to their areas, which includes providing oversight and confirmation of final deliverables:

     o    Mary Knight Tyler -- Project Management & Financial Team

     o    Chris Lesher -- Customer and Sales Team

     o    Dan Zipes -- Supply Chain Team

     o    Alan Boyer -- Information Technology -- Development and Infrastructure

PROJECT MANAGER -- SHARED ROLE

The project manager is responsible for planning and assigning project work, participating in group discussions, and ensuring all deliverables are produced on time and with the desired quality. The project manager is ultimately responsible for all project responsibilities assigned to other project team members and for coordinating resolution of issues. Responsibilities include:

     o    Determines project objectives, schedules, and resource budgets

     o Monitors results, performance, and resource expenditures against targets

     o    Controls all project changes

     o    Compiles project progress and status reports

     o    Maintains customer contact and momentum

     o    Determines specific project tasks and how they will be accomplished

     o Ensures that assigned tasks are performed in accordance with the established standards and are completed on time and within budget

     o    Resolves outstanding issues and action items

     o    Reviews all system modifications with the executive sponsors

BUSINESS AREA ANALYSTS COMBINED WITH THE SYSTEMS ANALYST ROLE

Business Area Analysts are responsible for representing the overall organization and their specific business unit's needs by participating in requirements workshop discussions. They are key participants in the design phase, approving design prototypes and usability testing. They reach consensus regarding changes in business requirements. Responsibilities include:

     o Performs as liaison between the business department and the implementation team

     o    Attends project team training and orientation

     o    Contributes subject-area business knowledge

     o    Assists in the security definition of end-users

     o    Communicates results of meetings and workshops to the organization

     o    Attends meetings and participates in all aspects of the project

     o    Develops draft material in preparation of work sessions

     o Gains a clear understanding of business requirements as defined during the discovery activity

     o Assists in the development of the functional design during the design phase

     o Supports timely resolution of outstanding business issues as assigned, and documents resolutions

     o Identifies and communicates opportunities for business area practice changes

     o Prepares and delivers a plan for communication to all areas impacted by the new system

     o    Develops written procedures for the new system

     o Enters reference data into the new system during construction activity of the project

     o    Responsible for input and/or coordination of manual data input

     o Documents requirements, process changes and unresolved issues during client work sessions

     o Designs and modifies JDE software based on user requirement specifications

     o    Performs design of custom reports

     o    Performs design of standard reports

TECHNICAL TEAM

The technical team is responsible for developing technical knowledge and skills specific to the software package. Responsibilities include:

     o    Provides application security and HW/OS support

     o    Oversees database administration

     o    Designs disaster recovery plan

DATABASE ADMINISTRATION

The data base administration team is responsible for creating and maintaining the database. Responsibilities include:

     o Responsible for the creation of new tables, views and elements in the JDE system

     o    Responsible for data base tuning

     o    Responsible for the creation of views for end-user reporting

     o Coordinates with the Data Administration group to complete user request procedures for adding new data elements, views, and tables to the JDE software

DATA ADMINISTRATION

The data administration team is responsible for providing the initial data context for the project. Responsibilities include:

     o Ensures that corporate data standards are adhered to and that they fit into the corporate logical data model

     o Reviews draft data materials during the requirements/design definition phase, and reviews design feasibility prototypes

     o Assists the conversion team with data mapping between the JDE system to/from other systems

     o    Coordinates creation of database views with the DBAs

     o Ensures that all data required by the process data flows are reflected in the model

     o Documents potential changes as a result of requirement/process discussions

     o Coordinates with the DBA group to complete user request procedures for adding new data elements, views, and tables to the JDE software

NETWORK ADMINISTRATION/TELECOMMUNICATIONS

The network group is responsible for the overall network communication support needs of the project. Responsibilities include:

     o Responsible for hardware infrastructure supporting workstation connectivity

     o Ensures that adequate system support will be provided during all stages of the project

     o    Develops volume test plans in conjunction with the QA group

     o Monitors access and documents performance issues as it relates to network operations

OPERATIONS GROUP

The operations group is responsible for coordinating the scheduling of all batch processing. Responsibilities include:

     o Schedules are coordinated with end-users and/or appropriate project staff and properly set-up

     o Responsible for ensuring schedules do not cause conflicts with other areas

CHANGE MANAGEMENT TEAM (SOFTWARE VERSIONS)

The change management group is responsible for controlling software within the environment. Responsibilities include:

     o    Providing guidance and input for change management plans

     o    Implementing change management plans

QUALITY ASSURANCE/TESTING

The quality assurance group is responsible for reviewing project deliverables and coordinating user acceptance testing. Responsibilities include:

     o    Develops the user acceptance test plan

     o    Reviews project deliverables with the project manager

     o    Assists in selecting test participants

     o    Coordinates the development of the user acceptance test plan

     o    Schedules and/or coordinates testing facilities and equipment

     o    Coordinates and monitors testing schedule

SECURITY

The security team is responsible for over-all security definition and practice. They ensure that corporate security standards are adhered to and they fit into the existing corporate security strategy. Responsibilities include:

     o    Initial set-up, transfer, and maintenance of security/user profiles

     o Ensures the application does not impact other application security (e.g., network, mainframe security, etc.)

     o Gains a clear understanding of security requirements to define security strategy

     o    Responsible for ensuring that long-term strategies are understood

     o    Controls over-all access to the application

     o    Serves as liaison to the auditors for security issues

     o Responsible for establishing security requirements that will not compromise assets (e.g., ensuring that application programmers cannot inadvertently erase production data, etc.)

SUPPORT CENTER

The support center is responsible for answering, responding, and assigning (as needed) end-user desktop software/usage questions and problems. Responsibilities include:

     o    Questions are answered or assigned to the proper personnel

     o    Proper personnel are notified of problems

     o Attends training designed for support center staff to answer calls and/or determine proper notification (e.g., application group, database group, etc.)

SYSTEMS GROUP

The systems group is responsible for providing system support on all platforms. Responsibilities include:

     o Coordinates allocation of server and client disk space in preparation of installation, upgrade, and maintenance of software

     o    Ensures that adequate disk space is available

     o Ensures that system standards are adhered to and that they fit into the existing and planned system standards

     o Reviews draft data materials during the requirements/design definition phase, and reviews design feasibility prototypes

SUBJECT MAILER EXPERTS -- SHARED ROLE

Subject matter experts (SME) play a key role in defining and clarifying business requirements. The SME is responsible for participating in meetings, as required by the business area analysts, to ensure the project team has a clear understanding of requirements. Responsibilities include:

     o    Contributes subject-area business knowledge

     o    Develops draft material in preparation of work sessions

     o Assists in the development of the functional design during the design phase

     o Supports timely resolution of outstanding business issues as assigned and documents resolutions

     o    Participates in confirming BPS results

ORGANIZATIONAL CHANGE MANAGEMENT LEAD -- SHARED ROLE

The change lead is responsible for communicating and managing the change efforts associated with the design effort. Responsibilities include:

     o Works closely with the functional and technical teams to understand organizational requirements and design approach on user procedures and training manuals

     o Documents and communicates organizational change requirements and decisions to the appropriate managers so they can effect the changes in their departments

     o Communicates project progress and important enterprise change decisions to the entire company

     o Develops the training strategy and determines best practice for delivery of training

     o Determines proper medium for training (e.g.. classroom, self-paced tutorial, train-the-trainer approach, Intranet, etc.)

     o Determines the target training participants and the training needs depending on the work responsibility of that user

COMMISSION SYSTEM LEAD, ANALYST, DEVELOPERS, ET ALL

The responsibility of designing and developing the Commission System is solely the responsibility of HIG. Andersen's role will be limited to the management over-sight relative to the integration and dependency on the J. D. Edwards system design effort. HIG will otherwise be responsible for all deliverables and work products, resource assignments, tasks identification and completion, documentation and all other related items to the design and development of the Commission System.

Project Assumptions

THE PROJECT ASSUMPTIONS INCLUDE THE FOLLOWING:

     o Andersen is not responsible in any way for the selection of the new ERP system J.D. Edwards.

     o The Design phase will start on January 7, 2002 and will run approximately 12 weeks.

     o The Design project will assume an operational enterprise-wide financial, distribution and demand planning system by August 1st 2002.

     o Andersen and HIG will perform as project managers. HIG will provide a full-time project manager. Andersen's delivery of the Services and the fees charged are dependent on (i) the Client's timely and effective completion of the Client Responsibilities, (ii) the accuracy of the Assumptions, and (iii) timely decisions and approvals by Client's management. Client shall be responsible for any delays, additional costs, or other liabilities caused by or associated with any deficiencies in the Client Responsibilities and Assumptions.

PROJECT ASSUMPTIONS SPECIFIC TO THE SCOPE ARE:

o Interface modification plan and design will occur concurrently with the JDE application design and setup

o The amount and complexity of reports will be further defined during the design phase. The standard JDE report writer will be utilized for all reports, except the 27 custom reports identified in the reporting scope.

OVERALL PROJECT ASSUMPTIONS:

o Any scope changes upon commencement of the project will be documented through a change order process and agreed to by both Andersen and HIG.

o This project is a significant endeavor for HIG. The participation and leadership of key management executives in this project is critical to its success.

o HIG will adopt the new processes driven by the JDE software and will not engage in any major reengineering efforts.

o We assume the HIG Steering Committee personnel will be available to make key decisions on a timely basis.

o It is assumed that all key deliverables are signed off on a timely basis. Delays in confirmation of key sign-off deliverables may impact the project timeline.

o Andersen and HIG will participate jointly in the project and will share responsibility to complete project tasks. We assume HIG will make available, on a timely basis, appropriate personnel to complete the required tasks.

o HIG will manage other third-party vendor activities except those designated as sub contractors of Andersen. Negotiations and billings of all other third-party vendors will be the responsibility of HIG. Contract negotiations for all vendors can impact the overall project timing and deadlines.

PROJECT PLANNING AND MANAGEMENT ASSUMPTIONS:

o We assume a work area for the project team will be in place including copier, analog lines, laser printer, telephones, and other necessary supplies. E-mail and shared directory (ies) will be available to the project team members to facilitate communication and information gathering and sharing.

o We are assuming eight-hour work days, five days a week, for all local project team members. We are assuming a ten-hour work days, four days a week, for all traveling project team members. This may vary depending on the segment of the project.

o HIG's is expected to play a significant role in the Change Management implementation; coordinating employee related decisions, as well as ultimately supporting overall training design and approach.

o HIG will also provide business and technology resources as outlined in the Project Organization section of this proposal.

o If additional staff level resources are needed to perform administrative and documentation tasks, the HIG and Andersen project management team will agree on the required time and costs.

TECHNICAL ENVIRONMENT

o We assume all new JDE users will be provided with connectivity, technical infrastructure, and the appropriate personal computers and software to access their required modules by HIG and/or a third party vendor.

o We assume that HIG will have an in-house database administrator and an in-house Unix or NT administrator.

o We assume HIG is responsible for the JDE technical environment and that HIG technical personnel will have or be trained in the necessary technical skills.

o We assume (18) system interfaces to JDE; if there are additional required interfaces, they will be identified during the design segment of the project. Andersen will assist with the design and management of the required interfaces, but programming efforts will be performed by HIG.

o The testing of interfaced transactions through other systems will be the responsibility of HIG. The project team will ensure the proper transactions are generated and formatted to the other systems.

o Upgrade to new versions of the JDE software or required hardware or systems software is the responsibility of HIG.

o A HIG resource will be dedicated to the design and implementation of JDE security. Andersen will provide direction and review of the security tasks.

o Required custom programmed reports (C, C++, SQL, and/or third party tools) will be determined during the design phase. Andersen will assist with the design and management of the custom reports, but programming efforts will be performed by HIG and/or JDE qualified third party programmers.

CONVERSION:

o Andersen and HIG will jointly manage data conversion tasks. We will assist with the conversion approach and high-level design of conversion programs.

o Andersen will assist with the design and management of the conversion programs.

o Mapping tables between legacy systems and JDE will be required for all interfaces. HIG will be responsible for producing and maintaining all mapping tables.

o Data will be converted manually where the cost of automation exceeds that of manual. HIG employees or temporary employees will do manual conversion.

Client will designate a competent employee or employees within its senior management who will make all management decisions with respect to this engagement. To the extent that the Services or Andersen's deliverables include the design or implementation of hardware or software systems, Client's management shall be responsible for making all management decisions, including but not limited to, decisions concerning systems to be evaluated and selected; the design of such systems; controls and system procedures to be implemented; scope and timetable of system implementation; and testing, training, and conversion plans. To the extent that Andersen's deliverables include surveys, analyses, reports, evaluations, recommendations or other management consulting services, Client's management shall be responsible for all implementation decisions and for any future action with respect to the matters addressed in the deliverables. In conjunction with Client acceptance, Client's management will evaluate the adequacy and results of the design and implementation of Andersen's deliverables.

Except as expressly agreed herein, Client shall be solely responsible for:

     o determining the existence of, and complying with, any and all of the following that are applicable to electronic transactions, commerce, processes, or activities conducted over the Internet or any electronic network (collectively, "Transactions"): import/export controls; requirements to obtain and maintain licenses or other permissions; requirements to assess, pay, or withhold taxes, customs duties, or other charges; and other laws or regulations in all applicable jurisdictions;

     o the security of its network and any related systems, including the security, privacy and confidentiality of any Client or third party data, intellectual property, or other information;

     o establishing and determining the validity and enforceability of contract execution, performance and fulfillment processes, contracts, and any other documentation necessary for or used in conducting Transactions;

     o any content contributed by Client or a third party in connection with this engagement; and

     o    any use by Client of the Deliverables (including, but not limited to:
          Client's posting to its website, or transmission over the Internet, of text, images, software, music, video, or other information; Client's sale or offering for sale of any goods and services via its website or otherwise over the Internet; and any linking, framing, or distribution of unsolicited electronic mail in connection with Client's website) which is illegal, unlawful, or harassing, which infringes another's intellectual property rights, or which otherwise constitutes network abuse ("Misuse").

Client acknowledges that Client and/or its affiliates (i) are the controller(s) of any Client, affiliate, or third party data or databases accessed and/or processed by Andersen in the course of performing the Services, including, but not limited to, data relating to individuals (the "Data"), and (ii) will be solely responsible to third parties for such Data, including, but not limited to, the individuals to whom the Data relate and Client and affiliate personnel. Client represents and warrants to Andersen that all Data processing and transfers between Client and its affiliates on the one hand and Andersen on the other hand have been and will be conducted in full compliance with any laws or regulations applicable to the protection of data.

Notwithstanding the scope of Andersen's services or deliverables hereunder, Client acknowledges that it remains Client's responsibility to devise and maintain a system of internal accounting controls [in compliance with Section 13(b)(2) of the U.S. Securities Exchange Act of 1934, which Section provides that such controls be] sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary (a) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (b) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. [In addition, Client represents and warrants to Andersen that Client's management: (1) has acknowledged such responsibility in writing to its audit committee or, if no such committee exists, then to its board of directors or, if Client has neither an audit committee nor a board of directors, then to the audit committee or board of directors, as applicable, of any entity that controls Client or, alternatively, (2) will, upon execution, provide a copy of this Statement of Work to the foregoing committee or board, as applicable.] Client will determine the adequacy of its internal accounting controls and financial reporting systems without relying on Andersen's services or deliverables as the primary basis for making such determination. Finally, Client acknowledges to Andersen that it is Client's responsibility to make such disclosures with respect to this engagement that are required by applicable laws and regulations.

Project Approach and Timeline

The overall approach for completing the work specified or described in this arrangement based on the Design Phase of Proactive Xe Solutions Methodology to meet the project objectives for the scope listed previously. This framework is Andersen's proprietary JD Edwards specific business integration methodology, and has been adapted to meet the objectives of this engagement. A detailed work plan has been provided to reflect the level of effort and specific dates for all relative tasks. This chart depicts a summary view of that work plan.


                        [HIG JDE IMPLEMENTATION CHART]

Fees & Expenses

We estimate the Design Phase will be completed on March 29, 2002 with an Implementation Phase start date of April 1, 2002.

Andersen's fees for the scope of Services described in this Statement of Work will be based upon actual time and materials at a substantially discounted rate. Our fee estimate is $850,688, plus out of pocket expenses. Our fees are based on an average rate of $189 per hour.

In addition to these fees, we estimate that third party resources required for the development effort and the Demand Planning design, integration, and installation effort for the Design phase will be $259,000, plus out of pocket expenses. We will subcontract and manage these individuals directly and their fees will be included in our billing statements to you.

Further to these fees, J.D. Edwards Resources for the CNC implementation and configuration will be required. It is our understanding the HIG will contract directly with J. D. Edwards and J. D. Edwards will bill HIG directly for those services.

This fee is based on Client fulfilling the Client Responsibilities and Assumptions described in this Statement of Work. Andersen will bill Client $369,896 at the beginning of the project (January 15, 2002) then in accordance with the following billing schedule:

         February 15, 2002        $369,896 + actual expenses incurred in January
         March 15, 2002           $369,896 + actual expense incurred in February
         April 15, 2002           actual expenses incurred in March

We will reconcile the actual fee amounts incurred for each month (versus that months' pre-billing) and any adjustments be reflected in the next months bill.

Andersen will be reimbursed by Client for reasonable out-of-pocket expenses (including transportation, hotels, meals, etc.) incurred as a result of Andersen's performance of Services. Andersen agrees to use reasonable efforts to limit travel and lodging expenses by using coach air fare, booking in advance when available, staying at hotels identified by Client offering corporate rates, and sharing mid-size rental cars where practical. Invoices are due upon presentation. Should any invoice remain unpaid for more than 28 days, interest shall be paid at a rate of 1.5% per month. Any taxes arising out of this arrangement other than those on Andersen's net income shall be Client's responsibility.

Change Order Process

During the project described in this Statement of Work, Client may request, in writing in a form substantially similar to Andersen's standard form of change request, additions, deletions, or modifications to the scope or nature of the Services described in this Statement of Work (all referred to hereinafter as

"Changes"). Andersen shall have no obligation to, and shall not, commence work in connection with any Change until the fee and/or schedule impact of the Change is agreed upon in a written change order signed by both Andersen and Client. Upon a request for a Change, Andersen shall submit a proposal to Client on Andersen's standard change order form (or in a form substantially similar to Andersen's standard change order form attached hereto) describing the Changes, including, as applicable, the impact of such Changes on schedule and fees and expenses. Within 5 days of receipt of the proposed change order, Client shall either indicate its acceptance of the proposed Changes by signing the change order or advise Andersen not to perform the Changes, in which event Andersen shall proceed with the original Services. The foregoing notwithstanding, if Andersen, at the written request of Client, performs work that is not covered by this Statement of Work or that exceeds the scope of Services described in this Statement of Work, such work shall be deemed Services provided pursuant to this Statement of Work, for which Client shall compensate Andersen at the same rates as those described under Fees & Expenses above or, in the case of a fixed fee engagement, at the rates used in calculating such fixed fee.

We appreciate the opportunity to be of service to you and look forward to working with you on this challenging project. You can be assured that it will receive our close attention. Please indicate your agreement to these arrangements by signing and returning to Andersen the enclosed copy of this Agreement.

Very truly yours,


ARTHUR ANDERSEN LLP

By:      /s/ STEPHEN ENGEL
         ----------------------------------
         Stephen Engel

Attachments:    Business Consulting Standard Business Terms
                Business Consulting Statement of Work Standard Change Order Form


Acknowledged and Accepted:

Home Interiors and Gifts, Inc.

By:      /s/ [ILLEGIBLE]
         ----------------------------------

Title:   Sr. Vice President
         ----------------------------------

Date:    1/23/02
         ----------------------------------

BUSINESS CONSULTING
STANDARD BUSINESS TERMS

These Business Consulting Standard Business Terms ("Terms") shall govern the Services provided by Arthur Andersen LLP ("Andersen") as set forth in the Statement of Work executed by Client and Andersen to which these Terms are attached. These Terms, together with the Statement of Work, constitute the entire understanding and agreement between Client and Andersen with respect to the Services described in the Statement of Work ("Agreement"), supersede all prior oral and written communications, and may be amended, modified or changed (including changes in scope or nature of the Services or fees as described under Change Order Process in the Statement of Work) only in writing when signed by both parties. If there is a conflict between these Terms and the terms of any Statement of Work, these Terms shall govern.

SECTION 1. FEES, EXPENSES

Client shall pay Andersen the professional fees and the related expenses in accordance with the Statement of Work.

SECTION 2. CLIENT RESPONSIBILITIES

As a prerequisite to Andersen's delivery of Services, Client shall (i) fulfill the Client Responsibilities and ensure that all Assumptions are accurate; (ii) provide Andersen with reliable, accurate and complete information, as required;
(iii) make timely decisions and obtain required management approvals; and (iv) furnish Andersen personnel with a suitable office environment and adequate resources and supplies, as needed. In addition, Andersen shall be entitled to rely on all Client decisions and approvals made independently of this Agreement and/or prior to its execution by the parties. Nothing in this Agreement shall require Andersen to evaluate, advise on, modify, confirm, or reject such decisions and approvals, except as expressly agreed to in the Statement of Work.

SECTION 3. CONFIDENTIALITY

With respect to this Agreement and any information supplied in connection with this Agreement and designated by the disclosing party as confidential, the recipient agrees to: (i) protect the confidential information in a reasonable and appropriate manner or in accordance with applicable professional standards;
(ii) use confidential information only to perform its obligations under this Agreement; and (iii) reproduce confidential information only as required to perform its obligations under this Agreement. This section shall not apply to information which is (i) publicly known, (ii) already known to the recipient;
(iii) disclosed to a third party without restriction; (iv) independently developed; or (v) disclosed pursuant to legal requirement or order. Subject to the foregoing, Andersen may disclose Client's confidential information to its subcontractors and affiliates, provided that such parties agree to abide by the terms of this Section 3.

SECTION 4. DELIVERABLES

Client may, solely for its internal business purposes, use, copy, distribute internally, and modify the deliverable items specifically described in the Statement of Work (the "Deliverables"). Except as set forth in this Section 4, Client shall not, without Andersen's prior written consent, which shall not be unreasonably withheld, disclose to a third party (other than subcontractors, affiliates and agents of Client related to this project) or publicly quote the Deliverables. Andersen shall retain all right, title and interest in and to: (i) the Deliverables, including but not limited to all patent, copyright, trademark and other intellectual property rights therein; and (ii) all methodologies, processes, techniques, ideas, concepts, trade secrets and know-how embodied in the Deliverables or that Andersen may develop or supply in connection with this Agreement (the "Andersen Knowledge"). Subject to the confidentiality restrictions contained in Section 3, Andersen may use the Deliverables and the Andersen Knowledge for any purpose. Client may allow third parties to access the Deliverables for any purpose relating to the ordinary business operations of Client; provided that nothing in this sentence shall allow Client to sublicense the Deliverables to any such third party.

SECTION 5. ACCEPTANCE

Client shall accept Deliverables which (i) conform to the requirements of the Statement of Work or (ii) where applicable, successfully complete an acceptance test plan to which Client has agreed. Client will promptly give Andersen notification of any non-conformance of the Deliverables with such requirements ("Non-conformance"), and Andersen shall have a reasonable period of time, based on the severity and complexity of the Non-conformance, to correct the Non-conformance, but in no event shall the period of time be longer than that which would be required for the Andersen staffing identified in the Statement of Work to correct the Non-conformance working full-time. If Client uses the Deliverable before acceptance, fails to promptly notify Andersen of any Non-conformance, or unreasonably delays the beginning of acceptance testing, then the Deliverable shall be considered accepted by the Client.

SECTION 6. WARRANTY

(a) Andersen warrants that the Services shall be performed with reasonable care in a diligent and competent manner. Andersen's sole obligation shall be to correct any non-conformance with this warranty, provided that Client gives Andersen written notice within thirty (30) days after the Services are performed or successful completion of the acceptance test plan, if applicable.

(b) Andersen does not warrant and is not responsible for any third party products or services. Client's sole and exclusive rights and remedies with respect to any third party products or services are against the third party vendor and not against Andersen.

(c) THIS SECTION 6 IS ANDERSEN'S ONLY WARRANTY CONCERNING THE SERVICES AND ANY DELIVERABLE,

AND IS MADE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE, OR OTHERWISE.

SECTION 7. RISK ALLOCATION

(a) Excluding claims for indemnification under Section 7(c), Andersen's total liability relating to this Agreement shall in no event exceed the fees Andersen receives hereunder for the portion of the work giving rise to liability, or include any special, consequential, incidental or exemplary damages or loss (nor any lost profits, savings or business opportunity. Excluding claims for indemnification under Section 7(b), Client's total liability relating to this Agreement shall in no event exceed the fees due to Andersen hereunder.

(b) As Andersen is performing the Services solely for the benefit of Client, Client will indemnify Andersen, its affiliates and their partners, principals and personnel against all costs, fees, expenses, damages and liabilities (including defense costs) associated with any third party claim, relating to or arising as a result of the Services, Client's use of the Deliverables, or this Agreement, but excluding claims relating or arising as a result of the solely negligent or willful acts or omissions of Andersen's personnel or agents in performing the Services.

(c) Andersen will indemnify Client against any damage or expense relating to bodily injury or death of any person or damage to real and/or tangible personal property incurred while Andersen is performing the Services and to the extent caused by the negligent or willful acts or omissions of Andersen's personnel or agents in performing the Services.

(d) The provisions of this Section 7 are intended to apply in all circumstances, regardless of the grounds or nature of any claim asserted (including contract, statute, any form of negligence, whether of Client, Andersen, or others, tort, strict liability or otherwise) and whether or not the party seeking indemnification was advised of the possibility of the damage or loss asserted, to the extent not contrary to applicable law.

(e) Any action against Andersen must be brought within twenty-four (24) months after the cause of action arises.

SECTION 8. PERSONNEL

(a) While Andersen shall attempt to comply with Client's request for specific individuals, Andersen shall be responsible for assigning and re-assigning its personnel, as appropriate, to perform the Services; however, unless Client agrees otherwise, Andersen shall assign the individuals identified in the Statement of Work to perform the Services, unless such individuals are no longer employed by or are unable to perform services for Andersen.

(b) During the term of this Agreement, and for a period of twelve (12) months following the expiration or termination thereof, neither party will actively solicit the employment of the personnel of the other party involved directly with providing Services hereunder.

SECTION 9. TERMINATION

(a) This Agreement may be terminated at any time by either party upon fifteen
(15) days written notice to the other.

(b) Client shall pay Andersen for all Services rendered and expenses incurred as of the date of termination.

(c) Except for matters related to confidentiality or intellectual property rights, the parties shall first attempt to resolve any dispute or alleged breach internally by escalating it through management and, prior to pursuing litigation, use a mutually acceptable alternative dispute resolution process.

SECTION 10. GENERAL

(a) Neither party shall use the other party's name, trademarks, service marks, logos, trade names and/or branding without such party's prior written consent.

(b) Neither party shall be liable for any delays or failures in performance due to circumstances beyond its reasonable control.

(c) This Agreement may not be assigned or otherwise transferred by Andersen without the prior express written consent of the Client, which shall not be unreasonably withheld. Andersen may assign this Agreement to an affiliate of its international organization or use subcontractors to provide Services.

(d) Any notices given pursuant to this Agreement shall be in writing, delivered to the address set forth in the Statement of Work, and shall be considered given when received.

(e) No term of this Agreement shall be deemed waived, and no breach of this Agreement excused, unless the waiver or consent is in writing signed by the party granting such waiver or consent.

(f) If any term or provision of this Agreement is determined to be illegal or unenforceable, such term or provision shall be deemed stricken, and all other terms and provisions shall remain in full force and effect.

(g) This Agreement does not make either party an agent or legal representative of the other party, and does not create a partnership or joint venture. Both parties are independent contractors and principals for their own accounts.

(h) Sections 3 through 10 of these Terms shall survive the expiration or termination of this Agreement.

(i) The laws of the State of Texas shall govern this Agreement.

(j) Client acknowledges that: (i) Andersen and Client may correspond or convey documentation via Internet e-mail unless Client expressly requests otherwise,
(ii) neither party has control over the performance, reliability, availability, or security of Internet e-mail, and (iii) Andersen shall not be liable for any loss, damage, expense, harm or inconvenience resulting from the loss, delay, interception, corruption, or alteration of any Internet e-mail due to any reason beyond Andersen's reasonable control.

BUSINESS CONSULTING
STATEMENT OF WORK
CHANGE ORDER NUMBER
                    ------

[date]

[Client contact name]
[complete legal name of Client entity]
[Client address]

Dear [Client contact name]:

This Change Order, including any appendices, schedules, and/or attachments, documents changes to the Statement of Work between Arthur Andersen LLP ("Andersen") and [Client's complete legal name] ("Client") dated _________________, 200__, including any prior Change Order(s) or amendments thereto (the "Statement of Work"). This Change Order constitutes the entire understanding and agreement between Client and Andersen with respect to such changes, supersedes all prior oral and written communications with respect to such changes (including, but not limited to, written change requests), and may be amended, modified or changed only in writing when signed by both parties. The section(s) of the Statement of Work set forth below is/are hereby amended, effective as of the date first written above, by adding at the conclusion of the respective section(s) the following text:

Project Scope and Objectives

Andersen Services and Responsibilities

Deliverables

Acceptance

Client Responsibilities

Project Assumptions

BUSINESS CONSULTING
STATEMENT OF WORK
CHANGE ORDER NUMBER 1

January 24, 2002

Mr. Ken Cichocki
Chief Financial Officer
Home Interiors and Gifts, Inc.
1649 Frankford Road West
Carrollton, Texas 75007

Dear Ken:

This Change Order, including any appendices, schedules, and/or attachments, documents changes to the Statement of Work between Arthur Andersen LLP ("Andersen") and Home Interiors and Gifts, Inc. ("HIG") ("Client") dated January 10, 2002 including any prior Change Order(s) or amendments thereto (the "Statement of Work"). This Change Order constitutes the entire understanding and agreement between Client and Andersen with respect to such changes, supersedes all prior oral and written communications with respect to such changes (including, but not limited to, written change requests), and may be amended, modified or changed only in writing when signed by both parties. The section(s) of the Statement of Work set forth below is/are hereby amended, effective as of the date first written above, by adding at the conclusion of the respective section(s) the following text:

Project Scope and Objectives

HIG has asked Andersen to assist in facilitating and documenting the business requirements for the internal development effort on the 'Commissions-Sales Compensation system. Andersen will work with key individuals to identify workshop participants, dates and deliverables.

Andersen Services and Responsibilities

The project services and responsibilities will include the following:

Andersen will work with the HIG personnel to assist in the following activities by leveraging our experience, tool sets and methodology from similar projects:

DESIGN WORKSHOPS -- These sessions will be focused on developing the process design for the commissions and compensation management. This will include defining and documenting the As-Is process, defining and documenting the To-Be processes, completing a process and value analysis (PAVA) and defining the roles that are responsible, accountable, consulted, or informed within the process design (RACI).

Additionally, report requirements will be identified, user lists for the application defined and a schematic diagram of the application interfaces will also be documented.

The scope will not include the facilitation or the identifications of the requirements specific to technical specifications (hardware, software, connectivity, code, etc.), data conversions, interfaces, project/resource planning, testing, training or risk management.

Key activities for this of work includes:

     -    Identification of key work shop participants

     -    Scheduling of the Design Workshops

     -    Facilitation of the Design Workshops

     - Documentation of the outcome (Business Requirements) from the Design Workshops

     -    Final compilation and review of documented Business Requirements

     -    Identification of reporting requirements

     -    Compilation of the application user list

     -    Evaluation of the application design and interfaces

     -    Review development methodology and timeline

Deliverables

     -    As-is process flow diagrams

     -    To-be process flow diagrams

     -    Detail Business Requirements

     -    Report Matrix

     -    Application user list

     -    Commissions system application interface schematic

Client Responsibilities

No Changes from the original Statement of Work

Project Assumptions

No Changes from the original Statement of Work

Project Approach and Timeline

The overall approach for completing the work specified or described in this arrangement based on the Design Phase of Proactive Xe Solutions Methodology to meet the project objectives for the scope listed previously. This framework is Andersen's proprietary business integration methodology, and has been adapted to meet the objectives of this engagement. The anticipated time frame is 2 1/2 weeks or 9 ten-hour days. We anticipate that it will require 7 days to complete the facilitation and documentation sessions and 2 days to compile final results and review findings with management and the IT development staff.

Staffing

     o Steve Bellas will complete the tasks identified above with management oversight from the existing Project Management team currently in place on the ERP project

Fees & Expenses

Andersen's fees for the scope of Services described in this Change Order will be based upon actual time and materials at a substantially discounted rate. Our fee estimate is $20,160, plus out of pocket expenses. Our fees are based on an average rate of $224 per hour.

This fee is based on Client fulfilling the Client Responsibilities and Assumptions described in this Change Order. Andersen will bill Client $20,160 at the beginning of the project, January 28, 2002 and then February 28, 2002 for any expenses incurred.

We will reconcile the actual fee amounts incurred for the project period (versus the pre-billing) and any adjustments be reflected in the final expense billing.

Andersen will be reimbursed by Client for reasonable out-of-pocket expenses (including transportation, hotels, meals, etc.) incurred as a result of Andersen's performance of Services. Andersen agrees to use reasonable efforts to limit travel and lodging expenses by using coach air fare, booking in advance when available, staying at hotels identified by Client offering corporate rates, and sharing mid-size rental cars where practical. Invoices are due upon presentation. Should any invoice remain unpaid for more than 28 days, interest shall be paid at a rate of 1.5% per month. Any taxes arising out of this arrangement other than those on Andersen's net income shall be Client's responsibility.

Except as expressly modified herein, all other terms and conditions of the Statement of Work and the Business Consulting Standard Business Terms remain unchanged. Please indicate your agreement to these arrangements by signing and returning to Andersen the enclosed copy of this Change Order.

Very truly yours,

ARTHUR ANDERSEN LLP

By: /s/ STEPHEN ENGEL
    ---------------------------
    Stephen Engel

Acknowledged and Accepted:

Home Interiors and Gifts, Inc.

By: /s/ [ILLEGIBLE]
    ---------------------------

Title: Sr. V. President and CFO
       ------------------------

Date: February 15, 2002
      -------------------------

                                [ANDERSEN LOGO]

BUSINESS CONSULTING
STATEMENT OF WORK
CHANGE ORDER NUMBER 2

February 14, 2002

Mr. Ken Cichocki
Chief Financial Officer
Home Interiors and Gifts, Inc.
1649 Frankford Road West
Carrollton, Texas 75007

Dear Ken:

This Change Order, including any appendices, schedules, and/or attachments, documents changes to the Statement of Work between Arthur Andersen LLP ("Andersen") and Home Interiors and Gifts, Inc. ("HIG") dated January 10, 2002, including any prior Change Order(s) or amendments thereto (the "Statement of Work"). This Change Order constitutes the entire understanding and agreement between HIG and Andersen with respect to such changes, supersedes all prior oral and written communications with respect to such changes (including, but not limited to, written change requests), and may be amended, modified or changed only in writing when signed by both parties. In the event of a dispute between the provisions of this Change Order and the Standard Business Terms, the provisions of the Standard Business terms prevail. The section(s) of the Statement of Work set forth below is/are hereby amended, effective as of the date first written above, by adding at the conclusion of the respective section(s) the following text:

Project Scope and Objectives

The scope of this project has been expanded to include the implementation and configuration of Vertex Quantum(TM) for Sales and Use Tax (Vertex) to enhance sales and use tax compliance for HIG's sell side process. During Phase 1, we will customize a project workplan to meet HIG's tax compliance needs for order entry, billing and accounts receivable. The project workplan will be broken down into separate and distinct phases to address the changing systems environment, prevent any delays to the existing JDE system implementation plan, and assist with the integration of Vertex to address HIG's sales and use tax compliance requirements.

Andersen Services and Responsibilities

In coordination with HIG's Tax Executive Lead, Andersen will provide overall project management and guidance in this Vertex system implementation solution, and we will actively participate in the detailed execution of the project plan. Andersen will work jointly and cooperatively with HIG management and staff throughout this initiative. The project's success will depend upon HIG's participation in key project decisions including validation of assumptions that impact the agreed-upon sales and use tax compliance solution.

Acceptance

Andersen will request HIG to complete a Vertex Tax Decision Maker(TM) (TDM) sign-off prior to delivery of the configured Vertex system near the completion of the Implementation phase. Delays in the acceptance process may increase the Vertex project timeline. In addition, we will complete a Design Sign-off Matrix indicating completion of documentation deliverables during interval stages of the project. Each deliverable will require approvals from HIG's Tax Functional Resource, Tax Executive Lead and/or the Project Manager in order to proceed with the project workplan.

HIG Responsibilities

HIG's responsibilities of this project have been expanded to include a part-time tax functional resource to determine HIG's sales and use tax compliance policy and assist with the configuration and testing of the Vertex solution. We have estimated approximately 525 combined hours for a HIG Tax Resources (Functional Resource and Tax Executive Lead) as part of the overall tax implementation team. In addition, any design and implementation of tax modifications will be a shared responsibility between the Andersen, HIG Tax, HIG Information Technology (IT) personnel and JDE consultants. Requirements for tax modifications and testing will be provided by the tax team comprised of HIG and Andersen resources, and HIG IT and JDE consultants will provide all development work. The specific responsibilities for the HIG Tax and Information Technology (IT) Resources are as follows:

HIG Tax Resources

o The Tax Functional and Tax Executive Lead is responsible for assisting the tax core team members through the design, implementation and rollout phases to support HIG's sales and use tax functional requirements. Responsibilities of the Tax Resource includes the following:
     - Provide documentation of sales and use tax decision matrices for products sold by HIG and assume responsibility for these tax determinations
     - Actively participate, when applicable, with the Vertex implementation team in key decisions that impact the overall JDE project implementation
     - Assist the Vertex implementation team in effectively translating sales and use tax functional requirements into configuration options and solutions
     - Demonstrate and encourage a willingness to adapt and simplify procedures, policies, and business rules to facilitate working within the bounds of the Vertex sales and use tax system
     - Act as a liaison between the HIG Tax Department and the Vertex implementation team to ensure transaction tax requirements for billing are included in the overall system design
     -    Review and understands Vertex sales and use tax compliance reports
     - Assist in developing system test scripts to simulate billing transactions, tax determinations and verify actual with expected results
     -    Assist in execution of integration testing
     -    Participate in Vertex system end-user training
     - Assume responsibility for Vertex's Tax Decision Maker(TM)(TDM) maintenance during system roll out support
     - Sign off on the Vertex TDM taxability decision content prior to delivery of the configured Vertex system, as well as each deliverable during the project

HIG Information Technology (IT) Resources

o    Andersen will coordinate with a IT resource to execute the following tasks:
     - Installation of Vertex Sales and Use Tax Quantum software to the JDE server (estimated 8 hours of HIG's DBA time)
          /    Create empty databases
          /    Create directory structure for rate and Geocoder files as well as
               Utility Kits
          /    Assign user clearances to the register database
          /    Extract the rate and Geocoder files
          /    Populate and update databases
          /    Installing and extract Utility Kits
     - Provide support in resolving potential troubleshooting during the testing phase, "tuning" the Vertex databases and interface to the IDE Sales Order and Address Book. (estimated 8 to 16 hours of HIG's DBA time)

Project Assumptions

The project assumptions will be amended for the following:

Business Procedures and Training

     - We assume that HIG's Tax department will perform the sales and use tax compliance process after go-live.
     - We assume HIG will provide access to individuals responsible for implementation and maintenance of the JDE system and applications to facilitate the Vertex integration project.
     - We understand Conference Room Pilot (CRP) will be underway to validate design and configuration of business procedures within the JDE system configuration. Sales and use tax policies specific to HIG will need to be configured within the Vertex tax software. It may be necessary for HIG to modify certain business procedures or JDE system configuration to accommodate data requirements of the Vertex tax software.
     - Sales and use tax requirements are based on current information obtained from HIG as of January 29, 2002. Therefore, any future changes to the tax requirement that may be have a significant or material impact to the workplan or timeline may require additional Andersen hours to complete the project. If any significant changes are discovered, we will communicate the issue immediately to HIG's Tax Functional Resource and Tax Executive Lead.
     - The JDE Address Book will need to be validated in order to assign Vertex GeoCodes to each customer address.
     - The following are special tax requirements within JDE specific to HIG for which Andersen and the HIG Tax Department will provide the process design:

          / Posting of tax liability from Sales Order to a state-specific sub ledger account in the general ledger. Currently, SAR 3526702 will need to be resolved in order to utilize this feature in JDE.
          / The Internet Order Entry (IOE) module will process sales tax quotes based on an average rate for be each state. The average tax rates will maintained by HIG.
          / Based on HIG's agreements with taxing jurisdictions, sales transaction for Hostess, Bonus Buys and Wholesale will require specific requirements for either tax base or tax types (sales or use tax). The modification will need to occur within the Pre-Processing module prior to the Sales Order interface with Vertex.
          / The daily batch process will be designed to complete Vertex tax processing within a three hour time frame.

Project Approach

In addition to the completion of the ERP implementation-planning project (Phase
1), we understand that the project approach will be amended for the following as it relates to the Vertex integration with JDE workflow modules for the remaining
Phases:

     Phase 2 -- Design -- This phase is specifically designed to initiate the project and begin identifying the business requirements for the configuration of the Vertex software. Key activities related to integration of a sales and use tax compliance solution for this phase of work are:

          1) Vertex Implementation Project Team roles and responsibilities definition
          2)   High-level review of current processes and requirements
          3)   High-level review of system functionality and capabilities
          4)   Project planning
          5)   Change planning
          6)   Vertex Quantum(TM) installation

     Key deliverables and responsibilities assigned for this phase of work, as they relate to the integration of Vertex Quantum(TM) for Sales and Use Tax, are:

          1) Review process maps detailing current design of IDE procurement functionality -- Andersen
          2) Documentation of sales and use tax reporting requirements -- HIG and Andersen
          3) Documentation of systems hardware and software capabilities/requirements -- Andersen
          4)   High-level sales and use tax requirements -- HIG and Andersen
               -    Functional
               -    Interfaces between JDE Sales Order, Address Book and Vertex
          5) Detailed workplan and project timeline for Vertex integration -- Andersen

    As part of Phase 2, we will also focus on designing the Vertex system configuration based on the business requirements, the "to-be" processes and the testing of those designs. It is also focused on the requirements specific to any necessary data conversions, Vertex interface specifications and/or modifications to pass critical data elements necessary to sales and use taxability determinations from IDE Sales Order and Address Book. Key activities related to integration of a sales and use tax compliance solution for this phase of work are:

          1) Document data mapping requirements between IDE and Vertex software
          2)   Design and document JDE/Vertex system design
          3) Design revised "to-be" key business procedures with use tax requirements, if necessary
          4) Document tax interface requirements between Vertex and IDE Sales Order / Address Book
          5) Conference Room Pilot (CRP) Testing (Modular & Integrated) with emphasis on sales and use tax compliance

          6)   Finalize Vertex configuration and design specifications

Key deliverables and responsibilities assigned for this phase of work, as they relate to the integration of Vertex Quantum(TM) for Sales and Use Tax, are listed below:

          1) Process maps with sales and use tax compliance process overlay -- Andersen
          2) HIG sales and use tax decision hierarchy and matrices for items procured -- HIG
          3) Data mapping documentation for interface between Vertex and JDE Sales Order/Address Book -- HIG and Andersen
          4) HIG sales and use tax requirements and Vertex standard report definition -- HIG and Andersen
          5) Final CRP test scenarios; CRP test feedback and results -- HIG and Andersen
          6) Final design and configuration documentation for Vertex integration -- Andersen

PHASE 3 -- IMPLEMENTATION -- the purpose of this phases is to develop, implement and finalize interfaces between Vertex and JDE Sales Order/Address Book, modifications, code reports and forms, and set-up security. Additionally, in this phase the team develops the conversion process including any coding, conducts all system and acceptance testing and develops and conducts all end-user training. Finally, the team prepares for and conducts the actual cut over to the new system. After "go-live" a portion of the Vertex integration team remains intact to provide post conversion support, as necessary, generally 2 to 3 days. Key activities related to integration of a sales and use tax compliance solution for this phase of work are listed below:

          1)   Finalize set-up and configuration for Vertex Quantum(TM) TDM
          2)   Finalize Vertex tax system report creation procedures
          3) Finalize interfaces between Vertex and JDE Sales Order/Address Book, and data flow documentation
          4) Finalize end-user training documentation and conduct training for Tax Department
          5)   Modular and integrated system & acceptance tests
          6)   Prepare for Vertex system "go-live"
          7)   Post conversion support, if necessary

Key deliverables and responsibilities assigned for this phase of work, as they relate to the integration of Vertex Quantum(TM) for Sales and Use Tax, are as follows:

          1)   TDM configuration sign-off -- HIG
          2) Vertex TDM file configured for sales and use tax policy requirements related to the sell side process by HIG -- Andersen and HIG
          3)   Documentation of configuration for Vertex software -- Andersen
          4) Documentation of final Vertex system interfaces and process design -- Andersen
          5)   Final user training and support plan -- HIG and Andersen
          6) Documentation of end-to-end testing of billing transactions and data capture to transaction tax reports and GL tax liability accounts -- HIG and Andersen
          7)   Final Vertex training materials -- Andersen
          8)   System test data and acceptance test results -- HIG and Andersen
          9)   Operational Vertex and JDE System -- HIG and Andersen
          10)  Documentation of post "go-live" troubleshooting -- Andersen
          11)  End User Support -- HIG

Out of Scope

          1) Integrating Vertex to any host system other than the JDE Sales Order and Address Book
          2) Implementation and support of tax processes in the Internet Order Entry (IOE) module
          3) Implementation and support of tax processes in the Pre-Processing module
          4)   Taxability research or tax planning
          5)   Assigning categorization codes to the item master
          6) Address clean-up for utilization of Vertex GeoCodes in the Address Book
          7) Additional consulting services that are not specifically defined in this proposal
          8) Analysis, design, implementation and support of tax processes that are not defined within the scope of this project
          9)   Services of attorneys
          10) Ongoing support of any new solution implemented as a result of this project
          11) Optimization of transaction tax functionality for additional systems or feeder systems not defined within the scope of this project (e.g., Financial, Billing, or Procurement systems)
          12) Additional necessary application, tools or system upgrade costs as recommended by software vendors
          13) Additional system hardware costs to support and maintain Vertex or other third-party software applications
          14) Implementation of a data repository or data warehouse, other than the Vertex register database, to contain transaction data used in tax compliance or in audit defense
          15) Due diligence of any documentation to provide tax advice, review of contract and/or agreements for internal use of arrangements with external parties

Staffing

The tax team members consist of the following:

o   HIG Tax Executive Lead -- Leonard Robertson
o   HIG Tax Functional Resource -- Linda Lujan
o   HIG IT Resource -- TBD
o   Engagement Director -- Wilma Murphree
o   Andersen Project Manager -- Leo Fox
o   Andersen Process & Technology Consultant -- Sean Griffin
o   Andersen Subject Matter Advisor -- Coleman Nunn
o   Andersen staff -- TBD

Fees & Expenses

Our fee for the scope of Services described in this Work Order for the design, configuration, testing and training for the Vertex Quantum(TM) for Sales and Use Tax Application is based on an estimate of 575 hours required to do this work. The estimated fee for this work is $103,500, plus out-of-pocket expenses.

Andersen will bill the fees and expenses as incurred on a monthly basis. The fees and expenses will be added to the overall billing schedule stated in the original Statement of Work.

Except as expressly modified herein, all other terms and conditions of the Statement of Work and the Business Consulting Standard Business Terms remain unchanged. Please indicate your agreement to these arrangements by signing and returning to Andersen the enclosed copy of this Change Order.

Very truly yours,

ARTHUR ANDERSEN LLP



By: /s/ STEPHEN ENGEL
    ----------------------------------
    Stephen Engel




Acknowledged and Accepted:

Home Interiors and Gifts, Inc.

By: /s/ KENNETH CICHOCKI
    ----------------------------------

Title: Sr. Vice President
       -------------------------------

Date: 3/07/02
      --------------------------------

                        [ARTHUR ANDERSEN LLP LETTERHEAD]

BUSINESS CONSULTING
STATEMENT OF WORK

April 15, 2002

Mr. Ken Cichocki
Chief Financial Officer
Home Interiors and Gifts, Inc.
1649 Frankford Road West
Carrollton, Texas 75007

Dear Mr. Cichocki:

This Statement of Work, including any appendices, schedules, and/or attachments, documents the understanding between Arthur Andersen LLP ("Andersen") and Home Interiors and Gifts, Inc. ("HIG") with respect to certain services to be performed by Andersen related to the implementation of HIG's ERP system, using as a foundation the J. D. Edwards Financial, Distribution and Demand Planning software. ("Services"). Andersen shall provide the Services pursuant to the provisions of this Statement of Work and Business Consulting's Standard Business Terms which, together, describe our understanding with respect to the Services ("Agreement").

Project Scope and Objectives

In addition to the ERP implementation-planning project (Phase I) and the JDE Design Phase (Phase II), We understand that the objective for the next phase (Build-Phase III) is for Andersen to assist HIG in the development, testing and roll-out of the ERP system, using as a foundation, the J.D. Edwards (JDE) system solution. Andersen will provide consulting and project management services for the ERP system 'Build Phase' project.

The scope of this project is to configure and test the following JDE modules for the production (live) environment:

o    General Ledger

o    Financial Planning and Budgeting

o    Financial Reporting

o    Multi-Currency

o    Address Book

o    Accounts Receivable

o    Accounts Payable

o    Supplier Management

o    Procurement

o    Inventory Management

o    Demand Planning

o    Requirements Planning -- MPS

o    Forecasting

o    Product Data Management -- Bill of Materials

o    Sales Order Management

o    Advanced Pricing

o    Standard Workflow Processes for the above modules

The JDE Modules (or module components) that are not included in the scope for the Build effort include:

o    Electronic Burst & Bind

o    Cash Basis Accounting

o    Time Accounting

o    Fixed Assets

o    Multi-Site Consolidation

o    Basic Equipment Management

o    Requirements Planning -- MRP, DRP

o    Enterprise Facility Planning

o    Advanced Forecasting

o    Quality Management

o    Advanced Stock Valuation

o    Bulk Stock Management

o    Advanced Warehouse Management

o    Work Orders/Service Billing/Work Order Management

o    Transportation Management

o    Job Costing

o    Change Management

o    Contract Billing/Contract Management/Subcontract Management

o    Property Management

o    Call Management

o    Payroll Processing/Time Accounting

o    Human Resources Management/human Resources Benefits

o    Bulk Stock Management

o    ECS Sales Order Management

o    Load & Delivery Management

o    Manufacturing Suite

The processes that are considered in-scope include:

CUSTOMER & SALES

o    New Account Setup

     -    Enter and Validate New Displayer Accounts

     -    Manage Displayer Accounts

o    Determine Item Pricing

     -    Utilize and maintain complex item price lists

o    Develop and Setup Pricing and Promotion Programs

     -    Displayer group discounts

     -    Item group discounts

     -    Develop and maintain ordinal order promotions (1st order, 2nd order)

     -    Free goods

     -    Develop and maintain contest promotions

     -    Develop and maintain "nuggets" or certificate promotions

     -    Freight pricing

     -    Bonus buys

     -    Kit pricing

     -    Complex Advanced Pricing

     -    Sample Sales

o    Enter and Process Merchandise Orders

     -    Enter merchandise order

     -    Validate system processing capability and speed (overnight process)

     -    Process merchandise orders

          -    Processing with 'Ship-with' program

          -    Validate order criteria (min $, credit, account status)

          -    Apply super bubble

          -    Process direct ship order 'Home 2 Home'

          -    Process Canadian display order

          -    Process Mexico order

          -    Determine tax on order

     -    Process invoices for merchandise orders

     -    Apply promotional discounts

     - Consider web based order process during design of associated enhancements

o    Enter and Process Service Orders

o    Order Hold Processing

o    Enter and Process Credit Invoices

o    Enter and Process Manual Orders

o    Create Customs Documents -- via interface to systems

o    Periodic Processing

     -    Close Accounts

     -    Freight Route Changes

     -    Credit Limit Review

     -    Print Statements


o    Extract Data for Other Systems (i.e. Commissions, Integration Hub)

SUPPLY CHAIN

o    Demand Planning

     -    Product Stratification

     -    Develop Sales Forecasting Process

o    Develop New Products

     -    Initiate Set-up of New Products

o    Procure Items

     -    MPS Planning Parameters

     -    Run MPS to create Purchase Orders

     -    Procure items according to forecast needs, and MPS messages

     -    Manual Purchase Order Entry

o    Supplier Management

o    Procure MRO/Stores Supplies

     -    Process requisitions

     -    Generate/Maintain Purchase Orders according to set Min/Max levels

     -    Select and Set up Vendors

o    Reporting and Inquiry

o    Inventory Management

     -    Inventory Adjustments

     -    Vendor Returns

o    Master Data

     -    Maintain Item Master Information

     -    Maintain Vendor Information

o    Item Maintenance

     -    Maintain Item Availability

     -    Maintain Base Wholesale Prices in Both VSD & CAD

     -    Maintain Retail Price

o    Transportation -- support routing assignments

o    Sales and Operations Planning

Finance

o    Budgeting & Forecasting

     -    Develop and Consolidate Budget

     -    Develop and Consolidate Forecast

     -    Support for Treasury Management

o    General Ledger

     -    Develop Organizational Entity Structure/Departmental Structure

     -    Develop Chart of Accounts/Reporting Hierarchies

     -    Process Manual Journals

     -    Process Interfaced T/B Journals

     -    Process Intercompany Transactions

     -    Process Allocations

     -    Process Multi-Currency - Translation/Revaluation (US, Canada, &
          Mexico)

     -    Fiscal Period Processing

     -    Period End Close

o    Reporting and Consolidation

     -    Consolidate and Publish Financial Reports

     -    System Design to support Regulatory Reporting - SEC, GAAP & IRS

o    Sales Accounting, Credit, and Collections

     -    Credit policies and practices -- Help Loans and NSF processing

     -    Collections Management -- Standard Workflow & Dunning Letters

     -    Cash Receipt/Application/Lockbox

     -    Tax Processing

     -    Multi-currency Processing (US, Canada, & Mexico)

     -    Fiscal Period Processing/Reporting

o    Payment Processing

     -    Cash Payments

     -    Non Cash Payments

     -    Process NSF Payments

o    Accounts Payable

     -    Maintain Vendor Information

     -    Invoice Processing (Manual, 3-way Match, 2-way Match)

     -    Payment Processing (Checks, Wires, ACH)

     -    Displayer Payments (1099's & Commissions)

     -    Tax Processing -- Vertex

     -    Multi-currency Processing (US, & Canada)

     -    Fiscal Period Processing/Reporting

The following summary highlights the 105 key reports by categories that are included in the scope for design and development:

o    Custom, Standard, and Enhanced Standard J. D. Edwards Reports -- 98

o    Requires Custom non-J. D. Edwards Solution -- 7

The scope includes the detail specifications, development and implementation of the following modifications:

o    Financial

     - EN-JDE-FN-X-001 -- Enter quantity for non-cash payments and auto calculate value of payment

     - EN-JDE-FN-X-003 -- Auto update credit limit based on WMS for past 12 periods

     -    EN-JDE-FN-X-005 -- Remove Credit Hold

o    Customer and Sales

     - EN-JDE-CS-X-001 -- Default value for customer master (including credit limit)

     - EN-JDE-CS-X-002 -- NCA: Address verification (Address Mailer, SSN duplicate verification, transportation routes)

     - EN-JDE-CS-X-003 -- Counter of number of orders (free goods and freight)

     - EN-JDE-CS-X-004 -- Invoice (comments, reason for non shipment, group sales by category, Canada)

     -    EN-JDE-CS-X-005 -- Sample sales for displayers / directors

     -    EN-JDE-CS-X-006 -- Qualified groups for promotions

     - EN-JDE-CS-X-007 -- Vertex interface, retail price, state adjustment, freight tax for Canada

     -    EN-JDE-CS-X-008 -- Auto-close inactive accounts

     -    EN-JDE-CS-X-009 -- WMS Enhancement

     -    EN-JDE-CS-X-010 -- Auto Credit & Debit

o    Supply Chain

     -    EN-JDE-SC-X-001 -- Transportation routes

The scope includes the final design, development, testing and implementation of each of the following AUTOMATED conversions:

o    Master Data Conversion -- Finance

     -    CN-DAI-JDE-X-1-001 -- Customer Master

     -    CN-DAI-JDE-X-1-002 -- Vendor Master

     -    CN-DAI-JDE-X-1-003 -- Bank Information

o    Historical Data Conversion -- Finance

     -    CN-DAI-JDE-X-1-004 -- AR Open Invoices

     -    CN-DAI-JDE-X-1-005 -- AR Log

o    Master Data Conversion -- Supply Chain

     -    CN-EXE-JDE-X-1-001 -- Inventory Balance on-hand

o    Historical Data Conversion -- Supply Chain

     -    CN-DWH-DP-X-1-001 -- Sales History (DP)

o    WMS Data Conversion -- Supply Chain

     -    CN-DWH-JDE-X-1-001 -- WMS Conversion

The scope includes the final design and implementation of each of the following MANUAL conversions:

o    Master Data Conversion -- Finance

     -    Chart of Accounts -- Excel to JDE

o    Historical Data Conversion -- Finance

     -    G/L Balances -- Actual 2001 and 2002; Budget 2003

     - AR/AP Multi-currency conversion -- Payments and receipts to/from Canadian Displayers from USD to CAN -- DAI to JDE (subject to Going-Live with Canada in September)

o    Master Data Conversion -- Supply Chain

     -    Inventory Items -- DAI to JDE

     -    Transportation Routes -- DAI to JDE

o    Historical Data Conversion -- Supply Chain

     -    Open Purchase Orders -- DAI to JDE

o    Master Data Conversion -- Customer and Sales

     -    Pricing and Promotions -- Excel to JDE

     -    Preferences for Item Restrictions -- DAI to JDE

o    Historical Data Conversion -- Customer and Sales

     -    Open Sales Orders -- DAT to JDE

     -    Help Loans -- DAI to JDE

The scope includes the detail specifications, development, testing and implementation of the following AUTOMATED interfaces:

o    Finance

     1)   IN-IOE-JDE-X-N-002 - Payment Extract

     2)   IN-JDE-FOR-X-X-001 - AP Checks to Forms Server

     3)   IN-JDE-BK1-X-X-001 - Positive Pay

     4)   IN-JDE-BK1-X-X-002 - ACH Payment

     5)   IN-BK1-JDE-X-X-001 - Bank Reconciliation Tape

     6)   IN-CMS-JDE-X-X-002 - Commissions Check

     7)   IN-FRG-JDE-X-X-001 - Freight Invoices Upload

     8)   IN-JDE-IOE-X-N-010 - AR Aging

     9)   IN-JDE-IVR-X-W-001 - JDE-IVR Extract

     10)  IN-IOE-JDE-X-N-003 - Redemption of Certificate

     11)  IN-JDE-IOE-X-N-011 - Statement

o    Supply Chain

     12)  IN-JDE-EXE-X-D-004 - PO Header Detail

     13)  IN-EXE-JDE-X-D-001 - PO Receipts

     14)  IN-EXE-JDE-X-D-002 - Mark-outs

     15)  IN-EXE-JDE-X-D-003 - Inventory Adjustments

     16)  IN-EXE-JDE-X-D-004 - Balance on Hand

     17)  IN-JDE-DP-X-D-001 - Items, locations Sales History

     18)  IN-DP-JDE-X-D-001 - Forecast info returned

     19)  IN-JDE-EXE-X-D-003 - Vendor

     20)  IN-JDE-EXE-X-D-002 - Item Header/Detail

     21)  IN-JDE-PR-X-D-001 - Sales Order Header (Shipping Documentation)

     22)  IN-JDE-PR-X-D-002 - Invoice Detail (Shipping Documentation)

     23)  IN-JDE-CAN-X-D-001 - Export Ship File

     24)  IN-EXE-JDE-X-D-006 - Item Dimension

o    Customer and Sales

     25)  IN-IOE-JDE-X-N-001 - Order Extract

     26)  IN-SCN-JDE-X-D-001 - Scanner

     27)  IN-JDE-EXE-X-D-005 - Sales Order Header

     28)  IN-EXE-JDE-X-D-005 - Shipping Header Detail

     29)  IN-JDE-INV-X-X-001 - Invoice Mailing

     30)  IN-JDE-IOE-X-N-001 - Displayer Upload

     31)  IN-JDE-IOE-X-N-002 - Invoice Upload

     32)  IN-JDE-IOE-X-N-004 - Item Upload

     33)  IN-JDE-IOE-X-H-007 - Order Status Upload

     34)  IN-JDE-IOE-X-N-003 - Account Detail Upload

     35)  IN-JDE-IOE-X-H-006 - Item Status Upload

     36)  IN-JDE-EXE-X-D-001 - Customer

     37)  IN-JDE-IOE-X-X-008 - Displayer Purge

     38)  IN-JDE-IOE-X-N-005 - Item Assembly

     39)  IN-JDE-VTX-X-X-001 - Tax Calculation

     40)  IN-VTX-JDE-X-X-001 - Tax Amount and Base

     41)  IN-JDE-INT-X-X-001 - Customer Address

     42)  IN-JDE-QUA-X-X-001 - Customer Address

o    Commissions

     43)  IN-JDE-COM-X-X-001 - New Address Book accounts

     44)  IN-COM-JDE-X-X-001 - Compensation Hierarchy Changes

     45)  IN-JDE-COM-X-X-002 - Address Book Changes

     46)  IN-JDE-COM-X-X-003 - Sales outbound

     47)  IN-COM-JDE-X-X-002 - Commissions WMS information

o    Integration Hub

     48)  IN-JDE-IH-X-W-001 - Customer Master - DW

     49)  IN-JDE-IH-X-W-002 - Commission Data - DW

     50)  IN-JDE-IH-X-W-003 - AR Master - DW

     51)  IN-JDE-IH-X-W-004 - AR Transactions - DW

     52)  IN-JDE-IH-X-W-005 - Item History - DW

     53)  IN-JDE-IH-X-W-006 - Item Master - DW

     54)  IN-JDE-IH-X-W-007 - Item Quantity - DW

     55)  IN-JDE-IH-X-W-008 - Item Attribute - DW

     56)  IN-JDE-IH-X-D-009 - Purchase Order Header - DW

     57)  IN-JDE-IH-X-D-010 - Purchase Order Detail - DW

     58)  IN-JDE-IH-X-W-011 - Vendor Master - DW

     59)  IN-JDE-IH-X-W-012 - Sales Order Header - DW

     60)  IN-JDE-IH-X-W-013 - Sales Order Detail - DW

     61)  IN-JDE-IH-X-D-014 - Purchase Order Message - DW

     62)  IN-JDE-IH-X-W-015 - Purchase Order Receipt - DW

     63)  IN-JDE-IH-X-W-016 - Sales Order Message - DW

     64)  IN-JDE-IH-X-W-017 - Carrier Contact - DW

     65)  IN-JDE-IH-X-D-018 - Fulfillment - DW

     66)  IN-JDE-IH-X-D-019 - Bill of Lading - DW

The scope includes the detail specifications, development, testing and implementation of the following MANUAL interfaces:

     67)  IN-HR-JDE-X-X-001 - HR - Manual

     68)  IN-FA-JDE-X-X-001 - FAS - Manual

     69)  IN-BUD-JDE-X-X-001 - PC Budget Upload - Manual

     70)  IN-45-JDE-X-X-001 - 4th Shift - Manual

     71)  IN-FOX-JDE-X-X-001 - Fox Pro - Manual

The scope of this contract does not include the design and/or configuration of any third party tax programs; the implementation of Vertex is covered in Change Order #2 dated January 30, 2002, as part of the Phase II Design 'Statement of Work' dated January 10, 2002.

Geographically the scope includes:

o    HIG Headquarters in Carrollton, Texas

o    HIG Distribution Center in Carrollton, Texas

Andersen Services and Responsibilities

The project services and responsibilities will include the following:

Andersen will work with the HIG and other 3rd party contractor personnel to assist in the following activities by leveraging our experience, tool sets and methodology from similar projects:

PHASE III -- BUILD -- This phase is focused on building the system based on the design defined in the previous Design phase (Phase II). The Build Phase includes development of the reports, enhancements, and interfaces identified above in the scope of work. This phase also includes the development of the conversion efforts, the final system configuration, and integrated testing. The change management team will be focusing on training and on-going communication. Finally, the entire team will participate in the go-live planning, execution and post go-live support. Key activities for this phase of work are:

     o    WBT Course & Related User Procedure & Training Development Materials

     o    Training Preparation - Logistics

     o    Reports Development

     o    Forms Development

     o    Interface Development

     o    Data Conversion Preparation (Data Cleansing, Final Mapping)

     o    Data Conversion Development

     o    Enhancement Specifications Development

     o    Enhancement Development including Unit Testing

     o    Developer Support During System Test

     o    Functional Team Support of Development Team including Unit Testing

     o    Integrated Test Preparation - Scripts Development

     o    Integrated Test - Cycle 1

     o    Integrated Test - Cycle 2

     o    Stress Test Preparation and Execute #1 (Sales Order Processing)

     o    Data Conversion Test #1 (A,B)

     o    Data Conversion Test #2 (A,B,C)

     o    Stress Test Preparation and Execute #2 (Integrated Processing)

     o    Deploy Preparation

     o    Training Delivery

     o    User Readiness Session

     o    Quality Assurance Review - Andersen Check Points

     o    Close Build Phase

     o    Overall Project Management

PROJECT PLANNING AND MANAGEMENT -- The purpose of this component is to provide leadership, guidance and structure to the project team. Additionally, the project managers will work to remove obstacles and barriers to progress and insure stability in the implementation process. The project managers will also be responsible for developing a strong team environment where open communication is encouraged. Key activities for this component are:

     o    Project Management

     o    Internal Project Communications

     o    Conduct Status Meetings and Prepare Status Reports

     o    Conduct Steering Committee Meetings

     o    Manage Project Team Roles & Responsibilities

     o    Coordination of Deliverables

     o    Project Team Training/Orientation

     o    Scope and Change Management

     o    Manage Project Calendar and schedules

ORGANIZATIONAL CHANGE MANAGEMENT -- This component is focused on the people aspect of the implementation: Internal and external project communications, training development and execution, and go-live readiness analysis. Key activities for this component are:

     o    Plan and execute communications

     o    Manage project change

     o    Conduct organization communication meetings

     o    Celebrate milestone accomplishments

     o    Execute User involvement strategy from Design Phase

     o    Execute Leadership involvement strategy from Design Phase

     o Execute findings/actions items identified in Change readiness/risk assessment from Design Phase

     o    WBT Courses and related Materials

     o    Training development and execution

REPORTS AND FORMS -- This sub-team is focused on the development of the reports and forms required for go-live. This team will utilize the reports approach and reports matrix developed during the Design phase. Andersen's role will be limited to providing support, and guidance to the HIG team lead and training to and key HIG report writing staff. Andersen will also assist in the development of the first 100 reports. Key activities for this sub-team are:

     o    Finalize To-Be Report and Form Matrix

     o    Develop Report Design Documents

     o    Develop Reports and Forms

     o    Develop Report and Form Cut-over Checklist

     o    Conduct On-Site Training for Key Report writing personnel

     o    Develop post go-live report development policies and procedures

DEMAND PLANNING -- This process is focused on the definition of the Demand Planning process and the configuration of the software application. The elements to be implemented include: multiple forecast models, simulation capability, and manual override capability of both forecasts and demand history and promotion management capability. Key activities for this team are:

     o    Prepare and Convert Data (2 years of Sales History)

     o    Prepare Test Scripts

     o    Assist in design of Interface to and from JDE

     o    Perform 2 Integrated Test Cycles

     o    Prepare and Execute Training

     o    Define and Develop Reports

     o    Validate Final Technical Environment

     o    Deploy Demand Planning

SALES AND OPERATIONS PLANNING -- This process is focused on the creation of a formal, integrated communication process for managing change related to product demand and supply. This process reconciles tactical operating plans (financial, category, consensus, assortment, unit) with the overall strategic business objectives. Key activities for this team are:

     o    Develop S&OP process design

     o    Gather input and define functional requirements

     o    Define key metrics and reports to support the process

     o    Define the organizational roles and responsibilities

     o    Facilitate process design workshops

COMMISSIONS SYSTEM -- This sub-team is focused on the development of the system that would support the management (generation, tracking, reporting, etc.) of the commission payments made to the independent Displayers. Andersen's role will be limited to the management over-sight relative to the integration and dependency on the J. D. Edwards system development effort and (jointly with HIG & 3rd party developers) the development and testing of the interfaces between the JDE platform and the Commission system; (see interface list for specific interface requirements). Key activities for this team are:

     o    Development of the Detail Use Cases

     o    Detail Adjustment GUI

     o    Develop GUI Functionality to Support Use Cases

     o    Data Conversion from DAI

     o    System Test

     o    Acceptance Test

     o    Training Plan Development

     o    Transition and Training

DATA WAREHOUSE TEAM -- This sub-team is focused on the efforts required for maintaining the current 'data warehouse' as an operational integration hub for the various legacy systems that depend on it for data flow. This is a client lead effort where Andersen's role will be limited to the management over-sight relative to the integration and dependency on the J. D. Edwards system development effort and (jointly with HIG & 3rd party developers) the development and testing of the interfaces between the JDE platform and the data warehouse system (integration hub); (see interface list for specific interface requirements). Key activities for this team are:

     o    Develop interface approach

     o    Design and implement data migration approach for second JDE instance

     o    Define detail mapping requirements

     o    Create second reporting instance of JDE

     o    Confirm JDE aliases and common glossary of terms

     o    Support development effort of interfaces

     o    Develop test plan and approach

     o    Facilitate testing sessions and user acceptance/sign-off

     o    Reporting Instance Design & Execution

     o    Go-live

9-8 DEVELOPMENT TEAM -- This sub-team is focused on the efforts required to convert the existing customer number in the various remaining legacy system from 9 digits to 8 digits. This conversion is necessary for the remaining legacy systems to successfully integrate with the JDE platform. This is a client lead effort where Andersen's role will be limited to management over-sight only. Key activities for this team are:

     o    Develop Database Conversion Script

     o    Development Documentation

     o    Completion of Conversion Effort

     o    Develop Test Plan and Approach

     o    Conduct Integrated Test

     o    Complete Go-live/Conversion

CNC/INFRASTRUCTURE TEAM -- This sub-team will be responsible for creating and maintaining the J. D. Edwards technical environments for development, testing and production use. This is a client lead effort where Andersen's role will be limited to the management over-sight and the required interaction to make this team successful. The CNC/Infrastructure team is tasked with supporting the project team needs both pre and post go-live. Key activities for this team are:

     o    Development and Maintenance of the Training Environment

     o    Development and Maintenance of the Development Environment

     o    Development and Maintenance of the Production/User Environment

     o Development and Maintenance of the Second Database Instance (Reporting Instance)

     o    Set-up and Maintenance of CNC and Functional Security

     o    Set-up and Testing of Load balancing and Fail-over

     o    Application database tuning

     o    Application Change Management

     o    Impact Analysis on ESU, ASU & Service Pack Updates

     o    Application of ESUs

     o    Integration of the Address Server

     o    Configuration of AutoPilot

     o    Integration and configuration of Disaster Recovery Procedures

Deliverables

Andersen, working with the HIG personnel, will produce the following deliverables:

Organizational Change Management

     o    Web Based Training Course Maps

     o    Web Based Training Courses and materials, including process maps

     o    Prerequisite Training Delivery Confirmed

     o    Training Schedule

     o    Series of Impact/Change Readiness Meetings

     o    Go-Live Promotion and Communications Plan

     o    Ownership Transition Plan

     o    Feedback Workshop

     o    End-User Training

     o    System Go-Live and Project Success Communication

Reports & Form Team

     o    Report and Form Development Matrix

     o    Report and Form Design Documentation

     o    Report and Form Printouts

     o    Report and Form Cut-Over Checklist

     o    Report Training Course Outlines

     o    Report Development Request Approach (Post Go Live)

Development & Functional Teams

     o    Interface Programs

     o    Interface Test Scripts

     o    Interface Test Data

     o    Archived Interface Program Code

     o    Control Reports

     o    Interface Impact Assessment on Custom Modifications

     o    Data Conversion Programs

     o    Reconciliation Reports

     o    Data Conversion Test Scripts

     o    Data Cleansing Activities

     o    Data Conversion Test Data

     o    Archived Data Conversion Program Code

     o    Data Conversion Checklist

     o    Enhancement Programs

     o    Enhancement Test Scripts

     o    Enhancement Test Data

     o    Enhancement development documentation

     o    Operational batch schedule

     o    Operational batch schedule documentation

     o    Security design and approach

     o    Archived Enhancement Program Code

Functional & Integration Teams

     o    Integrated Test Approach

     o    Integrated Test Scripts

     o    Integrated Test Data

     o    Stress Test Approach

     o    Stress Test Scripts

     o    Stress Test Data

     o    Stress Test Instructions

     o    Stress Test Evaluation Form

     o    Stress Test Results

     o    Integrated Test Kick-Off Presentation

     o    Integrated Test Results

     o    Issues Resolution

    o   Updated Process Flow Charts

    o   Knowledge Transfer Plan -- at Integrated Test and Post Go-live

    o   User Readiness Mock Session ('Day in the Life')

    o   Roll-Out and End-User Support Team Plan

    o   Overall Cut-Over Checklist

    o   Contingency Plan

    o   Completed Go-Live Sign-Off

    o   Going-Forward Recommendations

    o   Post Go-live 'C' Priority Development Plan

Demand Planning

    o   System Configuration

    o   Integrated Testing

    o   User and Technical Training

    o   User / Procedure Manuals

    o   System Integration with JDE

    o   Sales History Data Conversion

    o   Demand Planning Process Implementation

Sales and Operations Planning

    o   Process Flows

    o   Policy and procedure documentation

    o   Monthly planning calendar

    o   Role definition

    o   Key Reports (approach and specification)

    o   Roll out plan

Project Management

    o   Build Phase QA Checklist

    o   Client Satisfaction Survey

    o   Overall Project Review

    o   Project Team Evaluations

    o   Lessons Learned

    o   Final QA Review Checklist

    o   AA Test Phase QA Checklist

    o   Post Roll Out Review Report

    o   Issue Database

Staffing

The following individuals shall be assigned to the engagement from Andersen:

     o    Stephen Engel -- Engagement Partner

     o    Sharon Stufflebeme -- Quality Assurance Partner

     o    Robert Newsbaum -- Andersen JD Edwards Liaison

     o    Shawn Permann -- Project Manager -- Client stay bonus participant

     o John Hallin -- Customer and Sales Team Lead -- Client stay bonus participant

     o    Bob Whalen -- Financials Team Lead -- Client stay bonus participant

     o Bryan Fornadel -- Supply Chain Team Lead -- Client stay bonus participant

     o    David Siu -- Development Team Lead -- Client stay bonus participant

     o TBD -- Customer and Sales Team Consultant -- Client stay bonus participant

     o    Canaan Reich -- Customer and Sales Team Consultant

     o    Jeff Pennington -- Supply Chain Team Consultant

     o Britt-Louise Andermo -- Financials Team Consultant -- Client stay bonus participant

     o Regina Brodun -- Supply Chain Team Consultant -- Client stay bonus participant

     o    Muriel Perie -- Technical Facilitator -- Client stay bonus participant

     o Carol Pearson -- Organizational Change Team Consultant -- Client stay bonus participant

     o Ocie Anderson -- Supply Chain Team Consultant -- Client stay bonus participant

     o Liviu Parvu -- (Third party Subcontractor) -- Supply Chain Team Technical Consultant

     o    Doug Roesch -- Reports and Forms Team Support

     o    Staci Rankin -- Web Tech Writer

     o    Stacie Mehwriter -- Web Tech Writer

     o    Ken Huntly -- Developer -- Focus on Conversions

Andersen reserves the right to re-assign resources on this project as necessary.

TEAM ORGANIZATIONAL STRUCTURE

                     [TEAM ORGANIZATIONAL STRUCTURE CHART]

Andersen Roles

PROJECT PARTNER

The project partner ensures overall project success and client satisfaction. The partner maintains the executive level relationships and keeps all communication lines open between key client sponsors and Andersen. This individual is ultimately accountable for the project and has a high-level decision making capability. Responsibilities include:

     o    Supports timely resolution of major business issues

     o    Ensures resources are available for success of the project

     o    Ensures the project is adequately staffed

     o Respond to on-going status reports to remove/resolve road blocks for the project

QUALITY ASSURANCE

The quality assurance representatives are responsible for ensuring quality work products. Responsibilities include:

     o    Provides expertise and overall direction to the implementation team

     o Monitors and supports the overall engagement relationship and resolves issues and conflicts

     o    Implement and manage ExCEED Process

     o    Implement and manage Quality Assurance Process

PROJECT MANAGER -- SHARED ROLE

The project manager is responsible for planning and assigning project work, participating in group discussions, and ensuring all deliverables are produced on time and with the desired quality. The project manager is ultimately accountable for all project responsibilities assigned to other project team members and for coordinating resolution of issues. Responsibilities include:

     o    Determines project objectives, schedules, and resource budgets

     o Monitors results, performance, and resource expenditures against targets

     o    Controls all project changes

     o    Compiles project progress and status reports

     o    Maintains customer contact and momentum

     o    Determines specific project tasks and how they will be accomplished

     o Ensures that assigned tasks are performed in accordance with the established standards and are completed on time and within budget

     o    Resolves outstanding issues and action items

     o    Reviews all system modifications with the executive sponsors

FUNCTIONAL TEAM LEAD

The functional team lead is responsible for leading the functional team members through the Build Phase to support HIG's process vision and business requirements. Responsibilities include:

     o    Ensures consistency and a high level of quality

     o Ensures deliverables are completed on time with appropriate functional approval and quality

     o Guides the functional team in effectively translating functional requirements into an operating and usable solution

     o    Identifies and assists in resolving issues and conflicts

     o Responsible for transferring application configuration and implementation methodology knowledge to the Systems Analysts/Business System Analysts

     o    Supervises the application consultant

     o    Executes the detail design and configuration of the JDE system

     o Assists in the design and development effort of reports, forms, interfaces, modifications and conversions

     o Assists in developing Stress and Integrated Test scripts and Integrated Test data

     o Executes integrated and Stress testing. This includes making changes in configuration based on results and resolving errors

     o Validates the procedures and system tasks documented by the end user training and development team

     o    Assist in the development and execution of the go-live cut-over plan

     o    Provides post go-live support as necessary

DEVELOPMENT TEAM LEAD & TECHNICAL FACILITATOR -- SHARED

The development team lead is responsible for leading the development team members through the Build Phase by completing the development effort. Responsibilities include:

     o Maintains and communicates a clear understanding of business requirements and processes

     o    Develops draft material in preparation of work sessions

     o Oversees the development of the interfaces, modifications and conversion efforts

     o Plans and schedules development work effort and prioritizes work for the development staff

     o Documents requirements, process changes and unresolved issues during client work sessions in conjunction with business area analysts

     o Actively works with business area analysts to ensure interfaces and modifications are consistent with the business requirements and overall system design

     o Guides the development team through the design of technical approaches and specifications for the interfaces, conversions and modifications

DEVELOPERS (3RD PARTY)

The development team is responsible for working with the Functional Teams and HIG developers to understand the business requirements and begin developing the detail specifications for modifications, interfaces and conversions. Ultimately the development team is responsible for the development of the modifications, interfaces and conversions. Andersen will directly manage these 3rd party resources. Responsibilities include:

     o    Gains a clear understanding of business requirements and processes

     o Jointly develops the interfaces, modifications and conversions with the support of the functional teams.

     o Documents requirements, process changes and unresolved issues during client work sessions in conjunction with business area analysts

     o    Documents their design and development effort

     o Actively works with business area analysts to ensure interfaces and modifications are consistent with the business requirements and overall system design

     o Develops the detail design of technical approaches and specifications for the interfaces, conversions and modifications

     o Jointly with HIG developers, designs and modifies JDE software based on user requirement specifications

     o    Unit/String Test Plans

APPLICATION CONSULTANTS

The application consultant plays a combined functional and technical role with heavy emphasis on knowledge transfer and translating functional requirements into specific features and tailoring options. Each functional team's Application Consultant works with the other functional team members to design and configure the JDE system to support the approved design and configuration from the Design Phase of work. Responsibilities include:

     o Responsible for transferring application configuration knowledge to the Systems Analysts/Business Analyst

     o Assists the Functional Leads and functional team in effectively translating functional requirements into configuration options and solutions

     o    Executes the detail design and configuration of the JDE system

     o Assists in the design and development effort of reports, forms, interfaces, modifications and conversions

     o Assists in developing Stress and Integrated Test scripts and Integrated Test data

     o Executes integrated and Stress testing. This includes making changes in configuration based on results and resolving errors

     o Validates the procedures and system tasks documented by the end user training and development team

     o    Assist in the development and execution of the go-live cut-over plan

     o    Provides post go-live support as necessary

ORGANIZATIONAL CHANGE MANAGEMENT LEAD -- SHARED ROLE

The change lead is responsible for communicating and managing the change efforts associated with the implementation. Responsibilities include:

     o Works closely with the functional and technical teams to understand organizational requirements and design approach on user procedures and training manuals

     o Documents and communicates organizational change requirements and decisions to the appropriate managers so they can effect the changes in their departments

     o Communicates project progress and important enterprise change decisions to the entire company

     o    Executes the training strategy defined in the Design Phase

     o    Oversees completion of training and communication deliverables

     o    Responsible for the training logistics and trainee scheduling

     o    Supports User Readiness Planning

TECHNICAL SUPPORT FOR DEMAND PLANNING INSTALLATION (3RD PARTY)

This resource will be responsible for supporting the HIG technical team with the tuning of the database of the Demand Planning software. Key activities include:

     o    Provide database tuning and application optimization

WEB TECH WRITERS

These resources will be responsible for developing the Web-Based
Content/Materials used to deliver the training to the end-users. These writers will work with the Functional Teams and the SME's to develop materials that are based on the roles, processes and systems specific to HIG. Key activities include:

     o Review and translate process flow documentation into Key Training activities

     o Interview key users and SME's to understand HIG specific terminology and processes

     o Work with Functional team to understand system and process flow integration/interaction

     o    Develop Web-based training content based on findings and research

Client Responsibilities and Project Assumptions

1.   Client Responsibilities

     In connection with Andersen's provision of the Services, Client will perform the tasks, furnish the personnel, provide the resources, or undertake the responsibilities specified below ("Client Responsibilities").

     STEERING COMMITTEE

     The steering committee is the owner of the project and are responsible for providing the necessary funding and resources as well as the management commitment to the project. Responsibilities include:

          o Resolves major implementation policy decisions and makes the final decision on all other proposed opportunities and recommendations

          o    Provides overall project direction and management support

          o    Supports the vision of the project

     KEY ADVISORS

     The key advisors are executive level advisors assisting with business knowledge and resources. Responsibilities include:

          o    Assist with issue resolution

          o    Provide input to major business policy decisions

          o    Supports the vision of the project

     EXECUTIVE SPONSORS - PMO

     The project directors are key executives responsible for the major business areas included in the project scope. These individuals are ultimately accountable for the project and have high-level decision-making capability. Responsibilities include:

          o    Supports timely resolution of major business issues

          o    Ensures resources are available for success of the project

          o    Ensures the project is adequately funded

          o Respond to on-going status reports to remove/resolve road blocks for the project

          o Ensures that internal policies are updated to reflect business process changes and communicates that change to the organization

          o    Approves all system modifications

     The following individuals will be responsible for providing this executive level support specific to their areas which includes providing oversight and confirmation of final deliverables:

     o Mary-Knight Tyler -- Project Management, Finance, Commissions, Vertex, Integration, and 9-8 Conversion

     o    Chris Lesher -- Customer and Sales Team

     o    Dan Zipes -- Supply Chain Team

     o Alan Boyer -- Information Technology -- Data Warehouse, Development and CNC/Infrastructure

     o    Jeannie Price -- Organizational Change Management, and Canadian
          Conversion

     o    Kim Bohling -- Reporting and Forms

PROJECT MANAGER -- SHARED ROLE

The project manager is responsible for planning and assigning project work, participating in group discussions, and ensuring all deliverables are produced on time and with the desired quality. The project manager is ultimately responsible for all project responsibilities assigned to other project team members and for coordinating resolution of issues. Responsibilities include:

     o    Determines project objectives, schedules, and resource budgets

     o Monitors results, performance, and resource expenditures against targets

     o    Controls all project changes

     o    Compiles project progress and status reports

     o    Maintains customer contact and momentum

     o    Determines specific project tasks and how they will be accomplished

     o Ensures that assigned tasks are performed in accordance with the established standards and are completed on time and within budget

     o    Resolves outstanding issues and action items

     o    Reviews all system modifications with the executive sponsors

BUSINESS AREA ANALYSTS COMBINED WITH THE SYSTEMS ANALYST ROLE

Business Area Analysts are responsible for representing the overall organization and their specific business unit's needs by participating in requirements workshop discussions. They are key participants in the design phase, approving design prototypes and usability testing. They reach consensus regarding changes in business requirements. Responsibilities include:

     o Performs as liaison between the business department and the implementation team

     o    Attends project team training and orientation

     o    Contributes subject-area business knowledge

     o    Assists in the security definition of end-users

     o    Communicates results of meetings and workshops to the organization

     o    Attends meetings and participates in all aspects of the project

     o    Develops draft material in preparation of work sessions

     o Gains a clear understanding of business requirements as defined during the discovery activity

     o Assists in the development of the functional design during the design phase

     o Supports timely resolution of outstanding business issues as assigned, and documents resolutions

     o Identifies and communicates opportunities for business area practice changes

     o Prepares and delivers a plan for communication to all areas impacted by the new system

     o    Develops written procedures for the new system

     o Enters reference data into the new system during construction activity of the project

     o    Responsible for input and/or coordination of manual data input

     o Documents requirements, process changes and unresolved issues during client work sessions

     o Designs and modifies JDE software based on user requirement specifications

     o    Performs design of custom reports

     o    Performs design of standard reports

TECHNICAL TEAM

The technical team is responsible for developing technical knowledge and skills specific to the software package. Responsibilities include:

     o    Provides application security and HW/OS support

     o    Oversees database administration

     o    Designs disaster recovery plan

     o    HTML, Citrix, Fat Clients

DATABASE ADMINISTRATION

The data base administration team is responsible for creating and maintaining the database. Responsibilities include:

     o Responsible for the creation of new tables, views and elements in the JDE system

     o    Responsible for data base tuning

     o    Responsible for the creation of views for end-user reporting

     o Coordinates with the Data Administration group to complete user request procedures for adding new data elements, views, and tables to the JDE software

     o    Technical Environments

DATA ADMINISTRATION

The data administration team is responsible for providing the initial data context for the project. Responsibilities include:

     o Ensures that corporate data standards are adhered to and that they fit into the corporate logical data model

     o Reviews draft data materials during the requirements/design definition phase, and reviews design feasibility prototypes

     o Assists the conversion team with data mapping between the JDE system to/from other systems

     o    Coordinates creation of database views with the DBAs

     o Ensures that all data required by the process data flows are reflected in the model

     o Documents potential changes as a result of requirement/process discussions

     o Coordinates with the DBA group to complete user request procedures for adding new data elements, views, and tables to the JDE software

NETWORK ADMINISTRATION/TELECOMMUNICATIONS

The network group is responsible for the overall network communication support needs of the project. Responsibilities include:

     o Responsible for hardware infrastructure supporting workstation connectivity

     o Ensures that adequate system support will be provided during all stages of the project

     o    Develops volume test plans in conjunction with the QA group

     o Monitors access and documents performance issues as it relates to network operations

OPERATIONS GROUP

The operations group is responsible for coordinating the scheduling of all batch processing. Responsibilities include:

     o Schedules are coordinated with end-users and/or appropriate project staff and properly set-up

     o Responsible for ensuring schedules do not cause conflicts with other areas

CHANGE MANAGEMENT TEAM (SOFTWARE VERSIONS)

The change management group is responsible for controlling software within the environment. Responsibilities include:

     o    Providing guidance and input for change management plans

     o    Implementing change management plans

     o    Owns Production Environment

QUALITY ASSURANCE/TESTING

The quality assurance group is responsible for reviewing project deliverables and coordinating user acceptance testing. Responsibilities include:

     o    Develops the user acceptance test plan

     o    Reviews project deliverables with the project manager

     o    Assists in selecting test participants

     o    Coordinates the development of the user acceptance test plan

     o    Schedules and/or coordinates testing facilities and equipment

     o    Coordinates and monitors testing schedule



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

SECURITY

The security team is responsible for over-all security definition and practice. They ensure that corporate security standards are adhered to and they fit into the existing corporate security strategy. Responsibilities include:

     o    Initial set-up, transfer, and maintenance of security/user profiles

     o Ensures the application does not impact other application security (e.g., network, mainframe security, etc.)

     o Gains a clear understanding of security requirements to define security strategy

     o    Responsible for ensuring that long-term strategies are understood

     o    Controls over-all access to the application

     o    Serves as liaison to the auditors for security issues

     o Responsible for establishing security requirements that will not compromise assets (e.g., ensuring that application programmers cannot inadvertently erase production data, etc.)

SUPPORT CENTER

The support center is responsible for answering, responding, and assigning (as needed) end-user desktop software/usage questions and problems. Responsibilities include:

     o    Questions are answered or assigned to the proper personnel

     o    Proper personnel are notified of problems

     o Attends training designed for support center staff to answer calls and/or determine proper notification (e.g., application group, database group, etc.)

SYSTEMS GROUP

The systems group is responsible for providing system support on all platforms. Responsibilities include:

     o Coordinates allocation of server and client disk space in preparation of installation, upgrade, and maintenance of software

     o    Ensures that adequate disk space is available

     o Ensures that system standards are adhered to and that they fit into the existing and planned system standards

     o Reviews draft data materials during the requirements/design definition phase, and reviews design feasibility prototypes

SUBJECT MATTER EXPERTS -- SHARED ROLE

Subject matter experts (SME) play a key role in defining and clarifying business requirements. The SME is responsible for participating in meetings, as required by the business area analysts, to ensure the project team has a clear understanding of requirements. Responsibilities include:

     o    Contributes subject-area business knowledge

     o    Develops draft material in preparation of work sessions

     o Assists in the development of the functional design during the design phase

     o Supports timely resolution of outstanding business issues as assigned and documents resolutions

     o    Participates in confirming Integration Test results

ORGANIZATIONAL CHANGE MANAGEMENT LEAD -- SHARED ROLE

The change lead is responsible for communicating and managing the change efforts associated with the design effort. Responsibilities include:

     o Works closely with the functional and technical teams to understand organizational requirements and design approach on user procedures and training manuals

     o Documents and communicates organizational change requirements and decisions to the appropriate managers so they can effect the changes in their departments

     o Communicates project progress and important enterprise change decisions to the entire company

     o Develops the training strategy and determines best practice for delivery of training

     o Determines proper medium for training (e.g., classroom, self-paced tutorial, train-the-trainer approach, Intranet, etc.)

     o Determines the target training participants and the training needs depending on the work responsibility of that user

     o    User Readiness Support

COMMISSION SYSTEM LEAD, ANALYST, DEVELOPERS, ET ALL

The responsibility of designing and developing the Commission System is solely the responsibility of HIG. Andersen's role will be limited to the management over-sight relative to the integration and dependency on the J. D. Edwards system design effort. HIG will otherwise be responsible for all deliverables and work products, resource assignments, tasks identification and completion, documentation and all other related items to the design and development of the Commission System.

Project Assumptions

THE PROJECT ASSUMPTIONS INCLUDE THE FOLLOWING:

o Andersen is not responsible in any way for the selection of the new ERP system J.D. Edwards.

o The Build phase will start on April 15, 2002 and will run approximately 42 weeks.



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

o The Build phase project will assume an operational enterprise-wide financial, distribution and demand planning system by December 29th, 2002.

o Andersen and HIG will perform as project managers. HIG will provide a full-time project manager.

Andersen's delivery of the Services and the fees charged are dependent on (i) the Client's timely and effective completion of the Client Responsibilities,
(ii) the accuracy of the Assumptions, and (iii) timely decisions and approvals by Client's management. Client shall be responsible for any delays, additional costs, or other liabilities caused by or associated with any deficiencies in the Client Responsibilities and Assumptions.

PROJECT ASSUMPTIONS SPECIFIC TO THE SCOPE ARE:

o Interface modification plan and design will occur concurrently with the JDE application design and setup

o Any newly identified RICE component (Reports, Interfaces, Conversions & Enhancements) will require a Change Order

OVERALL PROJECT ASSUMPTIONS:

o Any scope changes upon commencement of the project will be documented through a change order process and agreed to by both Andersen and HIG.

o This project is a significant endeavor for HIG. The participation and leadership of key management executives in this project is critical to its success.

o HIG will adopt the new processes driven by the JDE software and will not engage in any major reengineering efforts.

o We assume the HIG Steering Committee personnel will be available to make key decisions on a timely basis.

o It is assumed that all key deliverables are signed off on a timely basis. Delays in confirmation of key sign-off deliverables may impact the project timeline.

o Andersen and HIG will participate jointly in the project and will share responsibility to complete project tasks. We assume HIG will make available, on a timely basis, appropriate personnel to complete the required tasks.

o HIG will manage other third-party vendor activities except those designated as sub contractors of Andersen. Negotiations and billings of all other third-party vendors will be the responsibility of HIG. Contract negotiations for all vendors can impact the overall project timing and deadlines.

PROJECT PLANNING AND MANAGEMENT ASSUMPTIONS:

o We assume a work area for the project team will be in place including copier, analog lines, laser printer, telephones, and other necessary supplies. E-mail and shared directory(ies) will be available to the project team members to facilitate communication and information gathering and sharing.

o We are assuming eight-hour work days, five days a week, for all local project team members. We are assuming a ten-hour work days, four days a week, for all traveling project team members. This may vary depending on the segment of the project.

o HIG's is expected to play a significant role in the Change Management implementation; coordinating employee related decisions, as well as ultimately supporting overall training design and approach.

o HIG will also provide business and technology resources as outlined in the Project Organization section of this proposal.

o If additional staff-level resources are needed to perform administrative and documentation tasks, the HIG and Andersen project management team will agree on the required time and costs.

TECHNICAL ENVIRONMENT:

o We assume all new JDE users will be provided with connectivity, technical infrastructure, and the appropriate personal computers and software to access their required modules by HIG and/or a third party vendor.

o We assume that HIG will have an in-house database administrator and an in-house Unix or NT administrator.

o We assume HIG is responsible for the JDE technical environment and that HIG technical personnel will have or be trained in the necessary technical skills.

o The testing of interfaced transactions through other systems will be the responsibility of HIG. The project team will ensure the proper transactions are generated and formatted to the other systems.

o Upgrade to new versions of the JDE software or required hardware or systems software is the responsibility of HIG.

o We assume that the JDE technical environment will meet HIG requirements for transaction processing speed and volumes

o We assume that the JDE technical resources assigned to the project will have the necessary technical skill sets and/or will have access to the appropriate resources for issue resolution

o An HIG resource will be dedicated to the design and implementation of JDE security. Andersen will provide direction and review of the security tasks.

CONVERSION:

o Andersen and HIG will jointly manage data conversion tasks. We will assist with the conversion approach and high-level design of conversion programs.

o Andersen will assist with the design and management of the conversion programs.

o Mapping tables between legacy systems and JDE will be required for all interfaces. HIG will be responsible for producing and maintaining all mapping tables.

Client will designate a competent employee or employees within its senior management who will make all management decisions with respect to this engagement. To the extent that the Services or Andersen's deliverables include the design or implementation of hardware or software systems, Client's management shall be responsible for making all management decisions, including but not limited to, decisions concerning systems to be evaluated and selected; the design of such systems; controls and system procedures to be implemented; scope and timetable of system implementation; and testing, training, and conversion plans. To the extent that Andersen's deliverables include surveys, analyses, reports, evaluations, recommendations or other management consulting services, Client's management shall be responsible for all implementation decisions and for any future action with respect to the matters addressed in the deliverables. In conjunction with Client acceptance, Client's management will evaluate the adequacy and results of the design and implementation of Andersen's deliverables.

Except as expressly agreed herein, Client shall be solely responsible for:

     o determining the existence of, and complying with, any and all of the following that are applicable to electronic transactions, commerce, processes, or activities conducted over the Internet or any electronic network (collectively, "Transactions"): import/export controls; requirements to obtain and maintain licenses or other permissions; requirements to assess, pay, or withhold taxes, customs duties, or other charges; and other laws or regulations in all applicable jurisdictions;

     o the security of its network and any related systems, including the security, privacy and confidentiality of any Client or third party data, intellectual property, or other information;

     o establishing and determining the validity and enforceability of contract execution, performance and fulfillment processes, contracts, and any other documentation necessary for or used in conducting Transactions;

     o any content contributed by Client or a third party in connection with this engagement; and

     o    any use by Client of the Deliverables (including, but not limited to:
          Client's posting to its website, or transmission over the Internet, of text, images, software, music, video, or other information; Client's sale or offering for sale of any goods and services via its website or otherwise over the Internet; and any linking, framing, or distribution of unsolicited electronic mail in connection with Client's website) which is illegal, unlawful, or harassing, which infringes another's intellectual property rights, or which otherwise constitutes network abuse ("Misuse").

Client acknowledges that Client and/or its affiliates (i) are the controller(s) of any Client, affiliate, or third party data or databases accessed and/or processed by Andersen in the course of performing the Services, including, but not limited to, data relating to individuals (the "Data"), and (ii) will be solely responsible to third parties for such Data, including, but not limited to, the individuals to whom the Data relate and Client and affiliate personnel. Client represents and warrants to Andersen that all Data processing and transfers between Client and its affiliates on the one hand and Andersen on the other hand have been and will be conducted in full compliance with any laws or regulations applicable to the protection of data.

Notwithstanding the scope of Andersen's services or deliverables hereunder, Client acknowledges that it remains Client's responsibility to devise and maintain a system of internal accounting controls [in compliance with Section 13(b)(2) of the U.S. Securities Exchange Act of 1934, which Section provides that such controls be] sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary (a) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (b) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. [In addition, Client represents and warrants to Andersen that Client's management:
(1) has acknowledged such responsibility in writing to its audit committee or, if no such committee exists, then to its board of directors or, if Client has neither an audit committee nor a board of directors, then to the audit committee or board of directors, as applicable, of any entity that controls Client or, alternatively, (2) will, upon execution, provide a copy of this Statement of Work to the foregoing committee or board, as applicable.] Client will determine the adequacy of its internal accounting controls and financial reporting systems without relying on Andersen's services or deliverables as the primary basis for making such determination. Finally, Client acknowledges to Andersen that it is Client's responsibility to make such disclosures with respect to this engagement that are required by applicable laws and regulations.

Project Approach and Timeline

The overall approach for completing the work specified or described in this arrangement is based on the Build Phase of Proactive Xe Solutions Methodology to meet the project objectives for the scope listed previously. This framework is Andersen's proprietary JD Edwards specific business integration methodology, and has been adapted to meet the objectives of this engagement. A work plan has been provided to reflect the level of effort and specific dates for all key/relative tasks. Please refer to Appendix A for a detail view of the work plan.

Fees & Expenses

We estimate the Build Phase, including post go-live support will be completed on February 3, 2003 with an actual 'Go-Live' date estimate of December 29, 2002.

Andersen's fees for the scope of Services described in this Statement of Work will be based upon actual time and materials at a substantially discounted rate. Our fee estimate is $3,231,168, plus out of pocket expenses. Our fees are based on an average rate of $176 per hour. Please refer to Appendix B for detail supporting this estimate.

Further to these fees, 3rd party resources will be required for the CNC implementation/configuration and the development effort. It is our understanding the HIG will contract directly with all 3rd party vendors and these vendors will bill HIG directly for those services.

This fee is based on Client fulfilling the Client Responsibilities and Assumptions described in this Statement of Work. Andersen will bill Client $350,000 at the beginning of the project (April 15, 2002) then in accordance with the following billing schedule:

         June 1, 2002              $350,000+ actual expenses incurred in April
         July 1, 2002              $350,000+ actual expense incurred in May
         August 1, 2002            $350,000+ actual expenses incurred in June
         September 1, 2002         $325,000+ actual expenses incurred in July
         October 1, 2002           $325,000+ actual expenses incurred in August
         November 1, 2002          $325,000+ actual expenses incurred in September
         December 1, 2002          $325,000+ actual expenses incurred in October
         January 1, 2002           $300000+ actual expenses incurred in November
         February 1,2003           actual expenses incurred in December
         February 15, 2003         $ remaining fees minus "Client Stay Bonus" plus remaining expenses from project

As agreed upon by both parties, a "Client Stay Bonus" will be paid to those key Andersen employees (identified in the Staffing section) who remain for the entire project, upon completion of this engagement. Home Interiors and Gifts will complete this payout directly to the named employees. The funds required to support this will be subtracted from the final payment due to Andersen in February. We will reconcile the actual fee amounts incurred for the project at the end of the project and any adjustments will be reflected in a final billing or credit.

Andersen will be reimbursed by Client for reasonable out-of-pocket expenses (including transportation, hotels, meals, etc.) incurred as a result of Andersen's performance of Services. Andersen agrees to use reasonable efforts to limit travel and lodging expenses by using coach air fare, booking in advance when available, staying at hotels identified by Client offering corporate rates, and sharing mid-size rental cars where practical. Invoices are due upon presentation. Should any invoice remain unpaid for more than 28 days, interest shall be paid at a rate of 1.5% per month. Any taxes arising out of this arrangement other than those on Andersen's net income shall be Client's responsibility.

Change Order Process

During the project described in this Statement of Work, Client may request, in writing in a form substantially similar to Andersen's standard form of change request, additions, deletions, or modifications to the scope or nature of the Services described in this Statement of Work (all referred to hereinafter as "Changes"). Andersen shall have no obligation to, and shall not, commence work in connection with any Change until the fee and/or schedule impact of the Change is agreed upon in a written change order signed by both Andersen and Client. Upon a request for a Change, Andersen shall submit a proposal to Client on Andersen's standard change order form (or in a form substantially similar to Andersen's standard change order form attached hereto) describing the Changes, including, as applicable, the impact of such Changes on schedule and fees and expenses. Within 5 days of receipt of the proposed change order, Client shall either indicate its acceptance of the proposed Changes by signing the change order or advise Andersen not to perform the Changes, in which event Andersen shall proceed with the original Services. The foregoing notwithstanding, if Andersen, at the written request of Client, performs work that is not covered by this Statement of Work or that exceeds the scope of Services described in this Statement of Work, such work shall be deemed Services provided pursuant to this Statement of Work, for which Client shall compensate Andersen at the same rates as those described under Fees & Expenses above or, in the case of a fixed fee engagement, at the rates used in calculating such fixed fee.

We appreciate the opportunity to be of service to you and look forward to working with you on this challenging project. You can be assured that it will receive our close attention. Please indicate your agreement to these arrangements by signing and returning to Andersen the enclosed copy of this Agreement.

Very truly yours,

ARTHUR ANDERSEN LLP

By:      /s/ STEPHEN ENGEL
         ----------------------------------
         Stephen Engel

Attachments:    Business Consulting Standard Business Terms
                Business Consulting Statement of Work Standard Change Order Form


Acknowledged and Accepted:
Home Interiors and Gifts, Inc.

By:      /s/ KENNETH CICHOCKI
         ----------------------------------

Title:   Senior Vice President
         ----------------------------------

Date:    5/8/02
         ----------------------------------

BUSINESS CONSULTING
STANDARD BUSINESS TERMS

These Business Consulting Standard Business Terms ("Terms") shall govern the Services provided by Arthur Andersen LLP ("Andersen") as set forth in the Statement of Work executed by Client and Andersen to which these Terms are attached. These Terms, together with the Statement of Work, constitute the entire understanding and agreement between Client and Andersen with respect to the Services described in the Statement of Work ("Agreement"), supersede all prior oral and written communications, and may be amended, modified or changed (including changes in scope or nature of the Services or fees as described under Change Order Process in the Statement of Work) only in writing when signed by both parties. If there is a conflict between these Terms and the terms of any Statement of Work, these Terms shall govern.

SECTION 1. FEES, EXPENSES

Client shall pay Andersen the professional fees and the related expenses in accordance with the Statement of Work.

SECTION 2. CLIENT RESPONSIBILITIES

As a prerequisite to Andersen's delivery of Services, Client shall (i) fulfill the Client Responsibilities and ensure that all Assumptions are accurate; (ii) provide Andersen with reliable, accurate and complete information, as required;
(iii) make timely decisions and obtain required management approvals; and (iv) furnish Andersen personnel with a suitable office environment and adequate resources and supplies, as needed. In addition, Andersen shall be entitled to rely on all Client decisions and approvals made independently of this Agreement and/or prior to its execution by the parties. Nothing in this Agreement shall require Andersen to evaluate, advise on, modify, confirm, or reject such decisions and approvals, except as expressly agreed to in the Statement of Work.

SECTION 3. CONFIDENTIALITY

With respect to this Agreement and any information supplied in connection with this Agreement and designated by the disclosing party as confidential, the recipient agrees to: (i) protect the confidential information in a reasonable and appropriate manner or in accordance with applicable professional standards;
(ii) use confidential information only to perform its obligations under this Agreement; and (iii) reproduce confidential information only as required to perform its obligations under this Agreement. This section shall not apply to information which is (i) publicly known, (ii) already known to the recipient;
(iii) disclosed to a third party without restriction; (iv) independently developed; or (v) disclosed pursuant to legal requirement or order. Subject to the foregoing, Andersen may disclose Client's confidential information to its subcontractors and affiliates, provided that such parties agree to abide by the terms of this Section 3.

SECTION 4. DELIVERABLES

Client may, solely for its internal business purposes, use, copy, distribute internally, and modify the deliverable items specifically described in the Statement of Work (the "Deliverables"). Except as set forth in this Section 4, Client shall not, without Andersen's prior written consent, which shall not be unreasonably withheld, disclose to a third party (other than subcontractors, affiliates and agents of Client related to this project) or publicly quote the Deliverables. Andersen shall retain all right, title and interest in and to: (i) the Deliverables, including but not limited to all patent, copyright, trademark and other intellectual property rights therein; and (ii) all methodologies, processes, techniques, ideas, concepts, trade secrets and know-how embodied in the Deliverables or that Andersen may develop or supply in connection with this Agreement (the "Andersen Knowledge"). Subject to the confidentiality restrictions contained in Section 3, Andersen may use the Deliverables and the Andersen Knowledge for any purpose. Client may allow third parties to access the Deliverables for any purpose relating to the ordinary business operations of Client; provided that nothing in this sentence shall allow Client to sublicense the Deliverables to any such third party.

SECTION 5. ACCEPTANCE

Client shall accept Deliverables which (i) conform to the requirements of the Statement of Work or (ii) where applicable, successfully complete an acceptance test plan to which Client has agreed. Client will promptly give Andersen notification of any non-conformance of the Deliverables with such requirements ("Non-conformance"), and Andersen shall have a reasonable period of time, based on the severity and complexity of the Non-conformance, to correct the Non-conformance, but in no event shall the period of time be longer than that which would be required for the Andersen staffing identified in the Statement of Work to correct the Non-conformance working full-time. If Client uses the Deliverable before acceptance, fails to promptly notify Andersen of any Non-conformance, or unreasonably delays the beginning of acceptance testing, then the Deliverable shall be considered accepted by the Client.

SECTION 6. WARRANTY

(a) Andersen warrants that the Services shall be performed with reasonable care in a diligent and competent manner. Andersen's sole obligation shall be to correct any non-conformance with this warranty, provided that Client gives Andersen written notice within thirty (30) days after the Services are performed or successful completion of the acceptance test plan, if applicable.

(b) Andersen does not warrant and is not responsible for any third party products or services. Client's sole and exclusive rights and remedies with respect to any third party products or services are against the third party vendor and not against Andersen.

(c) THIS SECTION 6 IS ANDERSEN'S ONLY WARRANTY CONCERNING THE SERVICES AND ANY DELIVERABLE, AND IS MADE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE, OR OTHERWISE.

SECTION 7. RISK ALLOCATION

(a) Excluding claims for indemnification under Section 7(c), Andersen's total liability relating to this Agreement shall in no event exceed the fees Andersen receives hereunder for the portion of the work giving rise to liability, or include any special, consequential, incidental or exemplary damages or loss (nor any lost profits, savings or business opportunity Excluding claims for indemnification under Section 7(b), Client's total liability relating to this Agreement shall in no event exceed the fees due to Andersen hereunder.

(b) As Andersen is performing the Services solely for the benefit of Client, Client will indemnify Andersen, its affiliates and their partners, principals and personnel against all costs, fees, expenses, damages and liabilities (including defense costs) associated with any third party claim, relating to or arising as a result of the Services, Client's use of the Deliverables, or this Agreement, but excluding claims relating or arising as a result of the solely negligent or willful acts or omissions of Andersen's personnel or agents in performing the Services.

(c) Andersen will indemnify Client against any damage or expense relating to bodily injury or death of any person or damage to real and/or tangible personal property incurred while Andersen is performing the Services and to the extent caused by the negligent or willful acts or omissions of Andersen's personnel or agents in performing the Services.

(d) The provisions of this Section 7 are intended to apply in all circumstances, regardless of the grounds or nature of any claim asserted (including contract, statute, any form of negligence, whether of Client, Andersen, or others, tort, strict liability or otherwise) and whether or not the party seeking indemnification was advised of the possibility of the damage or loss asserted, to the extent not contrary to applicable law.

(e) Any action against Andersen must be brought within twenty-four (24) months after the cause of action arises.

SECTION 8. PERSONNEL

(a) While Andersen shall attempt to comply with Client's request for specific individuals, Andersen shall be responsible for assigning and re-assigning its personnel, as appropriate, to perform the Services

(b) During the term of this Agreement, and for a period of six(6) months following the expiration or termination thereof, neither party will actively solicit the employment of the personnel of the other party involved directly with providing Services hereunder, Notwithstanding the foregoing, the restriction on soliciting the employment of the other party's personnel shall not apply (i) to those that have been laid off; or (ii) in the event that Andersen successor entity shall suffer liquidity problems that renders it unable to continue the employment of these key Andersen employees listed in the Statement of Work.

SECTION 9. TERMINATION

(a) This Agreement may be terminated at any time by either party upon fifteen
(15) days written notice to the other.

(b) Client shall pay Andersen for all Services rendered and expenses incurred as of the date of termination.

(c) Except for matters related to confidentiality or intellectual property rights, the parties shall first attempt to resolve any dispute or alleged breach internally by escalating it through management and, prior to pursuing litigation, use a mutually acceptable alternative dispute resolution process.

SECTION 10. GENERAL

(a) Neither party shall use the other party's name, trademarks, service marks, logos, trade names and/or branding without such party's prior written consent.

(b) Neither party shall be liable for any delays or failures in performance due to circumstances beyond its reasonable control.

(c) This Agreement may not be assigned or otherwise transferred by Andersen without the prior express written consent of the Client, which shall not be unreasonably withheld. Andersen may assign this Agreement to an affiliate of its international organization or use subcontractors to provide Services.

(d) Any notices given pursuant to this Agreement shall be in writing, delivered to the address set forth in the Statement of Work, and shall be considered given when received.

(e) No term of this Agreement shall be deemed waived, and no breach of this Agreement excused, unless the waiver or consent is in writing signed by the party granting such waiver or consent.

(f) If any term or provision of this Agreement is determined to be illegal or unenforceable, such term or provision shall be deemed stricken, and all other terms and provisions shall remain in full force and effect.

(g) This Agreement does not make either party an agent or legal representative of the other party, and does not create a partnership or joint venture. Both parties are independent contractors and principals for their own accounts.

(h) Sections 3 through 10 of these Terms shall survive the expiration or termination of this Agreement.

(i) The laws of the State of Texas shall govern this Agreement.

(j) Client acknowledges that: (i) Andersen and Client may correspond or convey documentation via Internet e-mail unless Client expressly requests otherwise,
(ii) neither party has control over the performance, reliability, availability, or security of Internet e-mail, and (iii) Andersen shall not be liable for any loss, damage, expense, harm or inconvenience resulting from the loss, delay, interception, corruption, or alteration of any Internet e-mail due to any reason beyond Andersen's reasonable control.

BUSINESS CONSULTING
STATEMENT OF WORK
CHANGE ORDER NUMBER ____

[date]

[Client contact name]
[complete legal name of Client entity]
[Client address]

Dear [Client contact name]:

This Change Order, including any appendices, schedules, and/or attachments, documents changes to the Statement of Work between Arthur Andersen LLP ("Andersen") and [Client's complete legal name] ("Client") dated ________________,200_, including any prior Change Order(s) or amendments thereto (the "Statement of Work"). This Change Order constitutes the entire understanding and agreement between Client and Andersen with respect to such changes, supersedes all prior oral and written communications with respect to such changes (including, but not limited to, written change requests), and may be amended, modified or changed only in writing when signed by both parties. The section(s) of the Statement of Work set forth below is/are hereby amended, effective as of the date first written above, by adding at the conclusion of the respective section(s) the following text:

Project Scope and Objectives

Andersen Services and Responsibilities

Deliverables

Acceptance

Client Responsibilities

Project Assumptions

Project Approach

Staffing

Fees & Expenses

Except as expressly modified herein, all other terms and conditions of the Statement of Work and the Business Consulting Standard Business Terms remain unchanged. Please indicate your agreement to these arrangements by signing and returning to Andersen the enclosed copy of this Change Order.

Very truly yours,

ARTHUR ANDERSEN LLP



By:
         -----------------------------
         Stephen Engel

Acknowledged and Accepted:

Home Interiors and Gifts, Inc.

By:
         -----------------------------

Title:
         -----------------------------

Date:
         -----------------------------

Restrict Future Items (Items Not Released to Sale)
--------------------------------------------------

Requirement:      Future Items are not for sale to displayers, however they may be sold to Directors as Preview Pack components. Future items can also be sold to internal departments (such as Product
                  Development) as samples.

Solution:         (1) Future items are set up in Item master with Availability flag SRP1 set to 'FI', item line type set to 'S'. The SRP1 and Line type value travels from item master to order detail. The future item inventory is managed in such a way that it has zero on hand in the 'Warehouse' location as long as the item availability status stays 'FI'. When a displayer orders a future item from the 'Warehouse', the line will be back ordered. This is JDE Vanilla.

                  (2) The EXE extract program needs to do the following for
                      future item lines: (a) do not extract a line to EXE if the order type DTCO is 'SO' and SRP1 is 'FI' and line type is 'S'. (b) bump the line status from 535 to 556 if DTCO is 'SO' and SRP1 is 'FI' and line type is 'S' (so that the line B/O qty can be cleared to Canceled qty bucket later by the Batch program).

                  (3) A future item can be purchased by a restricted customer group as 'Preview Pack' kit component. Preview Pack items are set up to have SRP1 equals 'FI' and LnType equals 'PP' in the item master. Only directors can buy 'PP' items. Such restriction is Vanilla set up in the customer master.

                  (4) If an internal HIG customer/department needs to buy a
                      Future Item (SRP1 'FI', LnType 'S') for marketing or research purpose, a manual internal order (with order type DTCO equals to 'SI') can be entered through P4210 to buy the item from the 'Hold' location rather than the 'Warehouse' location. This line will then be extracted to EXE and fulfilled as usual.

                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX A

                       WORKPLAN SECTION -- WEEK BEGINNING

3        Build -- Architecture & Functional Teams                       [CHART]
3.1        User Procedure & Training Development
3.2.1      Training Preparation -- Logistics
3.2.2      Install Web Based Training Tool -- CNC
3.3.1      Reports Development
3.3.2      Forms Development
3.4.1      Interface Development -- "The 60"
3.4.2      Interface Development -- Data Warehouse -- Operational
           Links
3.5        Data Conversion Preparation (Data Cleansing, Final
           Mapping)
3.6        Data Conversion Development
3.7        Enhancement Specification Development
3.8        Enhancement Development
3.8.8      Developer Support During System Test
3.8.9      Functional Team Support of Development Team
3.9.1      Technical/CNC Configuration -- System Test
3.9.2      Technical/CNC Configuration -- Training Environment
3.9.4      Technical/CNC Configuration -- Production/User Environment
3.9.5      Technical/CNC Configuration -- Reporting Instance
3.9.6      Security CNC & Functional
3.9.7      Technical/CNC Configuration -- Automatic Job
           Processing/UBE Scheduler
3.9.8      Technical/CNC Configuration -- Tuning
3.9.9      Technical/CNC -- Autopilot Configuration
3.9.10     Technical/CNC Configuration -- Change Management
3.9.11     Technical/CNC -- Data Archive & Purge
3.9.12     Technical/CNC -- Environment Scrub Checklist
3.9.13     Technical/CNC -- Disaster Recovery (Vertos integration)
3.9.15     Technical/CNC -- Load Balancing and Fallover
3.9.16     Technical/CNC -- Address Server
3.10       Integrated Test Preparation -- Scripts Development
3.11       Integrated Test -- Cycle 1
3.12       Integrated Test -- Cycle 2
3.13       Stress Test Preparation and Execute #1 (Sales Order
           Processing)
3.14       Data Conversion Test #1 (A,B)
3.15       Data Conversion Test #2 (A,B,C)
3.16       Final Technical/CNC Configuration
3.17       Stress Test Preparation and Execute #2 (Integrated
           Processing)
3.18       Deploy Preparation
3.19       Training Delivery
3.20       User Readiness Session
3.21       Quality Assurance Review -- Andersen Check Points
3.22       Go-live Check Points
3.23       Close Build Phase
3.24       Knowledge Team in Training
3.25       Knowledge Transfer Team Identified and On Ground
4        Build -- Demand Planning
4.1        CRP II -- Finalize Design
4.2        User Procedure Development
4.3        Data Conversion Preparation
4.4        Data Conversion (2yrs -- Pre go-live / go-live)
4.5        Integrated Test Preparation -- Scripts Development
4.6        Interface Design/Development
4.7        Integrated Test -- Cycle 1
4.8        Integrated Test -- Cycle 2
4.9        Training Preparation
4.10       Report Development
4.11       Training
4.12       Final Technical/CNC Configuration
4.13       Deploy Preparation
4.14       Deploy
4.15       Sales Order Processing -- Demand Planning Process/Org
           Design
5        ERP Deployment
5.1        Deploy
5.2        Data Conversion (Post go-live -- if any)
5.3        Post Deploy Review
5.4        Go-live Communication/Transition
5.5        Final Quality Assurance Review
5.6        Support First Financial Close
5.7        Close Deploy Phase
6        9-8 Conversion
6.1        Database Conversion Script
6.2        IOE
6.3        Bubble Book & Scanner
6.4        HomeCoSoft
6.5        WWW -- Websphere
6.6        WWW -- Vingnette
6.7        Interactive Voice Response
6.8        Non-Cash Certificates
6.9        Gift Certificates
6.10       Data Warehouse Reports
6.11       Data Warehouse
6.12       Intranet
6.13       DAI
6.14       Seminar Applications
6.15       Contact Books
6.22       Create Test Plans
6.23       Integrated Test
6.24       Go-Live
7        Commission
7.1        Detail Use Cases
7.2        Detail Adjustment GUI
7.3        Develop GUI Functionality to Support Use Cases
7.4        Develop Business Rules Functionality to Support Use Cases
7.5        Data Conversion from DAI
7.6        System Test
7.7        Acceptance Test
7.8        Training Plan
7.9        Transition
8        Canada Conversion
8.1        Requirements Gathering
8.2        Setup Payment with Payment Tech
8.3        Build (minor HTML changes and Payment Processing)
8.4        Data Conversion to C$
8.5        System Test
8.6        Deployment
9        Change Management
10       Project Management
11       Technical Architecture Management

                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                                 4/15    4/22    4/29     5/6    5/13    5/20
                                                                                 ---------------------------------------------
                                                                                  20       21      22      23      24      25
                                                                                 ---------------------------------------------
ANDERSEN            TOTAL
------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES         FEES   ROLE                                RESOURCE          20       21      22      23      24      25
------------------------------------------------------------------------------------------------------------------------------
88     $450    $   39,600   QA Partner                          S. Stufflebeme                      8
172    $450    $   77,400   Project Partner                     S. Engel           8        4       4       4       4       4
994    $400    $  397,600   Project Manager                     S. Permann        32       24      24      24      24      24
1640   $350    $  574,000   Functional Lead -- Customer &       J. Hallin         40       40      40      40      40      40
                            Sales & Integration Lead
1640   $350    $  574,000   Functional Lead -- Supply Chain     B. Fornadel       40       40      40      40      40      40
                            Team
1680   $350    $  588,000   Functional Lead -- Financial        B. Whalen         40       40      40      40      40      40
1520   $230    $  349,600   Technical Lead -- Development Team  D. Siu            40       40      40      40      40      40
480    $250    $  120,000   Technical Facilitator               M. Perie          40       40      40      40      40      40
1440   $250    $  360,000   Application Consultant -- Customer  K. Kimberling                      40      40      40      40
                            & Sales Team
380    $185    $   70,300   Application Consultant -- Customer  C. Reich          40       40      40
                            & Sales Team
1640   $250    $  410,000   Application Consultant -- Supply    R. Brodhun        40       40      40      40      40      40
                            Chain Team
1520   $230    $  349,600   Application                         B. Andermo        40       40      40      40      40      40
                            Consultant -- Financial
1040   $230    $  239,200   Application Consultant -- Supply    O. Anderson       40       40      40      40      40      40
                            Chain Team
400    $125    $   50,000   Staff Consultant -- Financial/Web   S. Mewhirter
                            Tech Writer
320    $185    $   59,200   Staff Consultant -- Supply Chain    J. Pennington
400    $125    $   50,000   Staff Consultant -- Customer/Web    S. Rankin
                            Tech Writer
1208   $250    $  302,000   Change Consultant                   C. Pearson        40       40      24      24      24      24
80     $  0    $        0   Staff Consultant -- Supply Chain    J. Pennington     40       40
80     $  0    $        0   Staff Consultant -- Customer/Web    S. Rankin         40       40
                            Tech Writer
80     $  0    $        0   Staff Consultant -- Financial/Web   S. Mewhirter      40       40
                            Tech Writer
720    $300    $  216,000   Developer 1 -- Conversions          K. Huntly         40       40                              40
600    $230    $  138,000   Report Developer                    D. Roesch                  40      40      40      40      40
112    $455    $   50,960   Vertex Team Lead                    L. Fox             2        2       4       2       2       4
66     $285    $   18,810   Vertex Consultant                   S. Griffin                          4                       4
78     $185    $   14,430   Vertex Consultant                   J. Gee             2        2               2       2
-------------------------------------------------------------
18378                       Total Hours
-------------------------------------------------------------
       $275    $5,048,700   Andersen Average Rate & Gross Fees
                  36%               Andersen Discount
       $176    $3,231,168   Andersen Average Rate & Total Fees


                                             5/27     6/3    6/10    6/17    6/24    7/1     7/8    7/15
                                             -------------------------------------------------------------
                                              26      27      28      29      30      31      32      33
                                             -------------------------------------------------------------
ANDERSEN
----------------------------------------------------------------------------------------------------------
HOURS     ROLE                                26      27      28      29      30      31      32      33
----------------------------------------------------------------------------------------------------------
88        QA Partner                            8                               8
172       Project Partner                       4       4       4       4       4       4       4       4
994       Project Manager                      24      24      24      24      24      24      24      24
1640      Functional Lead -- Customer &        40      40      40      40      40      40      40      40
          Sales & Integration Lead
1640      Functional Lead -- Supply Chain      40      40      40      40      40      40      40      40
          Team
1680      Functional Lead -- Financial         40      40      40      40      40      40      40      40
1520      Technical Lead -- Development Team   40      40      40      40      40      40      40      40
480       Technical Facilitator                40      40      40      40      40      40
1440      Application Consultant -- Customer   40      40      40      40      40      40      40      40
          & Sales Team
380       Application Consultant -- Customer
          & Sales Team
1640      Application Consultant -- Supply     40      40      40      40      40      40      40      40
          Chain Team
1520      Application                          40      40      40      40      40      40      40      40
          Consultant -- Financial
1040      Application Consultant -- Supply     40      40      40      40      40      40      40      40
          Chain Team
400       Staff Consultant -- Financial/Web
          Tech Writer
320       Staff Consultant -- Supply Chain
400       Staff Consultant -- Customer/Web
          Tech Writer
1208      Change Consultant                    24      24      24      24      24      24      24      24
80        Staff Consultant -- Supply Chain
80        Staff Consultant -- Customer/Web
          Tech Writer
80        Staff Consultant -- Financial/Web
          Tech Writer
720       Developer 1 -- Conversions           40      40      40      40      40      40      40      40
600       Report Developer                     40      40      40      40      40      40      40      40
112       Vertex Team Lead                      2       2       4       2       2       4       2       2
66        Vertex Consultant                                     4                       4
78        Vertex Consultant                     2       2               2       2               2       2
-------------------------------------------
18378       Total Hours
-------------------------------------------




                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                          7/22    7/29     8/5    8/12    8/19    8/26     9/2
                                                                          -----------------------------------------------------
                                                                           34       35      36      37      38      39      40
                                                                          -----------------------------------------------------
ANDERSEN            TOTAL
-------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES         FEES   ROLE                         RESOURCE          34       35      36      37      38      39      40
-------------------------------------------------------------------------------------------------------------------------------
88     $450    $   39,600   QA Partner                   S. Stufflebeme     8                                8
172    $450    $   77,400   Project Partner              S. Engel           4        4       4       4       4       4       4
994    $400    $  397,600   Project Manager              S. Permann        24       24      24      24      24      24      24
1640   $350    $  574,000   Functional Lead -- Customer  J. Hallin         40       40      40      40      40      40      40
                            & Sales & Integration Lead
1640   $350    $  574,000   Functional Lead -- Supply    B. Fornadel       40       40      40      40      40      40      40
                            Chain Team
1680   $350    $  588,000   Functional                   B. Whalen         40       40      40      40      40      40      40
                            Lead -- Financial
1520   $230    $  349,600   Technical Lead --            D. Siu            40       40      40      40      40      40      40
                            Development Team
480    $250    $  120,000   Technical Facilitator        M. Perie
1440   $250    $  360,000   Application Consultant --    K. Kimberling     40       40      40      40      40      40      40
                            Customer & Sales Team
380    $185    $   70,300   Application Consultant --    C. Reich                                           40      40      40
                            Customer & Sales Team
1640   $250    $  410,000   Application Consultant --    R. Brodhun        40       40      40      40      40      40      40
                            Supply Chain Team
1520   $230    $  349,600   Application Consultant --    B. Andermo        40       40      40      40      40      40      40
                            Financial
1040   $230    $  239,200   Application Consultant --    O. Anderson       40       40      40      40
                            Supply Chain Team
400    $125    $   50,000   Staff                        S. Mewhirter
                            Consultant -- Financial/
                            Web Tech Writer
320    $185    $   59,200   Staff Consultant -- Supply   J. Pennington
                            Chain
400    $125    $   50,000   Staff                        S. Rankin
                            Consultant -- Customer/ Web
                            Tech Writer
1208   $250    $  302,000   Change Consultant            C. Pearson        24       24      24      24      24      24      24
80     $  0    $        0   Staff Consultant -- Supply   J. Pennington
                            Chain
80     $  0    $        0   Staff                        S. Rankin
                            Consultant -- Customer/ Web
                            Tech Writer
80     $  0    $        0   Staff                        S. Mewhirter
                            Consultant -- Financial/
                            Web Tech Writer
720    $300    $  216,000   Developer 1 -- Conversions   K. Huntly         40       40      40      40      40
600    $230    $  138,000   Report Developer             D. Roesch         40       40
112    $455    $   50,960   Vertex Team Lead             L. Fox             2        2       4       2       2       2       4
66     $285    $   18,810   Vertex Consultant            S. Griffin                          4                               2
78     $185    $   14,430   Vertex Consultant            J. Gee             2        2       2       2       2       2       4
-----------------------------------------------------
18378                         Total Hours
-----------------------------------------------------

                                      9/9    9/16    9/23    9/30    10/7    10/14   10/21   10/28
                                      ------------------------------------------------------------
                                       41      42      43      44      45      46      47      48
                                      ------------------------------------------------------------
ANDERSEN
--------------------------------------------------------------------------------------------------
HOURS    ROLE                          41      42      43      44      45      46      47      48
--------------------------------------------------------------------------------------------------
88       QA Partner                              8                               8
172      Project Partner                 4       4       4       4       4       4       4       4
994      Project Manager                24      24      24      24      24      24      24      24
1640     Functional Lead -- Customer    40      40      40      40      40      40      40      40
         & Sales & Integration Lead
1640     Functional Lead -- Supply      40      40      40      40      40      40      40      40
         Chain Team
1680     Functional                     40      40      40      40      40      40      40      40
         Lead -- Financial
1520     Technical Lead --              40      40      40      40      40      40      40      40
         Development Team
480      Technical Facilitator
1440     Application Consultant --      40      40      40      40      40      40      40      40
         Customer & Sales Team
380      Application Consultant --      40      40      40      20
         Customer & Sales Team
1640     Application Consultant --      40      40      40      40      40      40      40      40
         Supply Chain Team
1520     Application Consultant --      40      40      40      40      40      40      40      40
         Financial
1040     Application Consultant --
         Supply Chain Team
400      Staff                                          40      40      40      40      40      40
         Consultant -- Financial/
         Web Tech Writer
320      Staff Consultant -- Supply                     40      40      40      40      40      40
         Chain
400      Staff                                          40      40      40      40      40      40
         Consultant -- Customer/ Web
         Tech Writer
1208     Change Consultant              24      24      40      40      40      40      40      40
80       Staff Consultant -- Supply
         Chain
80       Staff
         Consultant -- Customer/ Web
         Tech Writer
80       Staff
         Consultant -- Financial/
         Web Tech Writer
720      Developer 1 -- Conversions                                                     40
600      Report Developer
112      Vertex Team Lead                4       4       4       4       4       4       4       2
66       Vertex Consultant               2       2       2       2       2       2       2       2
78       Vertex Consultant               4       4       4       4       4       4       4       2

-----------------------------------
18378      Total Hours
-----------------------------------



                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                                 11/4    11/11   11/18   11/25   12/2    12/9
                                                                                 ---------------------------------------------
                                                                                  49       50      51      52      53      54
                                                                                 ---------------------------------------------
                                                                                                  ERP GO-LIVE
ANDERSEN            TOTAL
------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES         FEES   ROLE                                RESOURCE         49      50      51      52      53      54
------------------------------------------------------------------------------------------------------------------------------
88     $450    $   39,600   QA Partner                          S. Stufflebeme     8                        8
172    $450    $   77,400   Project Partner                     S. Engel           4        4       4       4       4       4
994    $400    $  397,600   Project Manager                     S. Permann        24       24      24      24      24      24
1640   $350    $  574,000   Functional Lead -- Customer &       J. Hallin         40       40      40      40      40      40
                            Sales & Integration Lead
1640   $350    $  574,000   Functional Lead -- Supply Chain     B. Fornadel       40       40      40      40      40      40
                            Team
1680   $350    $  588,000   Functional Lead -- Financial        B. Whalen         40       40      40      40      40      40
1520   $230    $  349,600   Technical Lead -- Development Team  D. Siu            40       40      40      40      40      40
480    $250    $  120,000   Technical Facilitator               M. Perie
1440   $250    $  360,000   Application Consultant -- Customer  K. Kimberling     40       40      40      40      40      40
                            & Sales Team
380    $185    $   70,300   Application Consultant -- Customer  C. Reich
                            & Sales Team
1640   $250    $  410,000   Application Consultant -- Supply    R. Brodhun        40       40      40      40      40      40
                            Chain Team
1520   $230    $  349,600   Application                         B. Andermo        40       40      40      40      40      40
                            Consultant -- Financial
1040   $230    $  239,200   Application Consultant -- Supply    O. Anderson
                            Chain Team
400    $125    $   50,000   Staff Consultant -- Financial/Web   S. Mewhirter      40       40      40      40
                            Tech Writer
320    $185    $   59,200   Staff Consultant -- Supply Chain    J. Pennington     40       40
400    $125    $   50,000   Staff Consultant -- Customer/Web    S. Rankin         40       40      40      40
                            Tech Writer
1208   $250    $  302,000   Change Consultant                   C. Pearson        40       40      40      40      40      40
80     $  0    $        0   Staff Consultant -- Supply Chain    J. Pennington
80     $  0    $        0   Staff Consultant -- Customer/Web    S. Rankin
                            Tech Writer
80     $  0    $        0   Staff Consultant -- Financial/Web   S. Mewhirter
                            Tech Writer
720    $300    $  216,000   Developer 1 -- Conversions          K. Huntly
600    $230    $  138,000   Report Developer                    D. Roesch
112    $455    $   50,960   Vertex Team Lead                    L. Fox             2        2       2       2
66     $285    $   18,810   Vertex Consultant                   S. Griffin         2        2       2       2
78     $185    $   14,430   Vertex Consultant                   J. Gee             2        2       2       2
-------------------------------------------------------------
18378                          Total Hours
-------------------------------------------------------------


                                                12/16   12/23   12/30    1/6    1/13    1/20    1/27     2/3
                                                ------------------------------------------------------------
                                                 55      56      57      58      59      60      61      62
                                                ------------------------------------------------------------
                                                                        ERP GO-LIVE
ANDERSEN
------------------------------------------------------------------------------------------------------------
HOURS     ROLE                                   55      56      57      58      59      60      61      62
------------------------------------------------------------------------------------------------------------
88        QA Partner                               8                       8
172       Project Partner                          4       4       4       4       4       4       4       4
994       Project Manager                         24      24      24      24      20      20              10
1640      Functional Lead -- Customer &           40      40      40      40      40      40
          Sales & Integration Lead
1640      Functional Lead -- Supply Chain         40      40      40      40      40      40
          Team
1680      Functional Lead -- Financial            40      40      40      40      40      40              40
1520      Technical Lead -- Development Team      40      40      40
480       Technical Facilitator
1440      Application Consultant -- Customer      40      40      40
          & Sales Team
380       Application Consultant -- Customer
          & Sales Team
1640      Application Consultant -- Supply        40      40      40      40      40      40
          Chain Team
1520      Application                             40      40      40
          Consultant -- Financial
1040      Application Consultant -- Supply                40      40      40      40      40      40      80
          Chain Team
400       Staff Consultant -- Financial/Web
          Tech Writer
320       Staff Consultant -- Supply Chain
400       Staff Consultant -- Customer/Web
          Tech Writer
1208      Change Consultant                       40      40      40      24
80        Staff Consultant -- Supply Chain
80        Staff Consultant -- Customer/Web
          Tech Writer
80        Staff Consultant -- Financial/Web
          Tech Writer
720       Developer 1 -- Conversions                              40
600       Report Developer
112       Vertex Team Lead                                         2       2                              16
66        Vertex Consultant                                        2       2                              16
78        Vertex Consultant                                        2       2
--------------------------------------------
18378        Total Hours
--------------------------------------------


                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                                 4/15    4/22    4/29     5/6    5/13    5/20
                                                                                 ---------------------------------------------
                                                                                  20       21      22      23      24      25
                                                                                 ---------------------------------------------
JDE/THIRD PARTY DIRECT
------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES         FEES   ROLE                                RESOURCE          20       21      22      23      24      25
------------------------------------------------------------------------------------------------------------------------------
1680   $140    $  235,200   Developer 2 -- Interfaces           C. Vashi          40       40      40      40      40      40
1680   $140    $  235,200   Developer 3 -- Interfaces           R. Tuscano        40       40      40      40      40      40
1680   $140    $  235,200   Developer 4 -- Interfaces           D. Emanuel        40       40      40      40      40      40
750    $120    $   90,000   Developer 5 -- Interfaces           S. Venkat         40       40      40      40      40      40
550    $130    $   71,500   Developer 6 -- Interfaces           T. Parkin         40       40      40      40      40      40
540    $130    $   70,200   Developer 7 -- Interfaces           P. Divecha        40       40      40      40      40      40
860    $130    $  111,800   Developer 8 -- Enhancements         A. Shetty         40       40      40      40      40      40
620    $130    $   80,600   Developer 9 -- Enhancements         S. Bhambhani      40       40      40      40      40      40
56     $225    $   12,600   Demand Planning Tech Support        Liviu Parvu                                16
1560   $ 26    $   40,560   Project Librarian                   S. Quellette      40       40      40      40      40      40
1120   $110    $  123,200   Data Warehouse Consultant           S. Coan           40       40      40      40      40      40
1720   $ 90    $  154,800   Financials Consultant               B. Garrett        40       40      40      40      40      40
503    $250    $  125,750   JDE CNC Manager                     A. Jacot          15       16      16       8       8      16
934    $200    $  186,800   JDE CNC Consultant                  J. Jang           34       34      31       0      24      24
40     $275    $   11,000   JDE Global Advanced Technology      TBO
-------------------------------------------------------------
14293                       Total Hours
-------------------------------------------------------------
               $1,784,410


                                               5/27    6/3    6/10    6/17    6/24     7/1     7/8    7/15
                                              ------------------------------------------------------------
                                               26      27      28      29      30      31      32      33
                                              ------------------------------------------------------------
JDE/T
----------------------------------------------------------------------------------------------------------
HOURS   ROLE                                   26      27      28      29      30      31      32      33
----------------------------------------------------------------------------------------------------------
1680    Developer 2 -- Interfaces              40      40      40      40      40      40      40      40
1680    Developer 3 -- Interfaces              40      40      40      40      40      40      40      40
1680    Developer 4 -- Interfaces              40      40      40      40      40      40      40      40
750     Developer 5 -- Interfaces              40      40      40      40      40      40      40      40
550     Developer 6 -- Interfaces              40      40      40      40      40      40      40      40
540     Developer 7 -- Interfaces              40      40      40      40      40      40      40      40
860     Developer 8 -- Enhancements            40      40      40      40      40      40      40      40
620     Developer 9 -- Enhancements            40      40      40      40      40      40      40      40
56      Demand Planning Tech Support                                                   40
1560    Project Librarian                      40      40      40      40      40      40      40      40
1120    Data Warehouse Consultant              40      40      40      40      40      40      40      40
1720    Financials Consultant                  40      40      40      40      40      40      40      40
503     JDE CNC Manager                         8       8       0      16      16       0      16       0
934     JDE CNC Consultant                     24      24       0      24      24       0      24      24
40      JDE Global Advanced Technology                                                                 40
-----------------------------------------
14293   Total Hours
-----------------------------------------



                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                          7/22    7/29     8/5    8/12    8/19    8/26     9/2
                                                                          -----------------------------------------------------
                                                                           34       35      36      37      38      39      40
                                                                          -----------------------------------------------------
JDE/THIRD PARTY DIRECT
-------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES         FEES   ROLE                         RESOURCE          34       35      36      37      38      39      40
-------------------------------------------------------------------------------------------------------------------------------
1680   $140    $  235,200   Developer 2 -- Interfaces    C. Vashi          40       40      40      40      40      40      40
1680   $140    $  235,200   Developer 3 -- Interfaces    R. Tuscano        40       40      40      40      40      40      40
1680   $140    $  235,200   Developer 4 -- Interfaces    D. Emanuel        40       40      40      40      40      40      40
750    $120    $   90,000   Developer 5 -- Interfaces    S. Venkat         40       40      40      40      30
550    $130    $   71,500   Developer 6 -- Interfaces    T. Parkin
540    $130    $   70,200   Developer 7 -- Interfaces    P. Divecha
860    $130    $  111,800   Developer 8 -- Enhancements  A. Shetty         40       40      40      40      40      40      40
620    $130    $   80,600   Developer 9 -- Enhancements  S. Bhambhani      40       20
56     $225    $   12,600   Demand Planning Tech         Liviu Parvu
                            Support
1560   $ 26    $   40,560   Project Librarian            S. Quellette      40       40      40      40      40      40      40
1120   $110    $  123,200   Data Warehouse Consultant    S. Coan           40       40      40      40      40      40      40
1720   $ 90    $  154,800   Financials Consultant        B. Garrett        40       40      40      40      40      40      40
503    $250    $  125,750   JDE CNC Manager              A. Jacot          16       16      16       0      16      16      16
934    $200    $  186,800   JDE CNC Consultant           J. Jang            0       24       0      24      24      24      24
40     $275    $   11,000   JDE Global Advanced          TBO
                            Technology
-------------------------------------------------------
14293                       Total Hours
-------------------------------------------------------


                                       9/9    9/16    9/23    9/30    10/7    10/14   10/21   10/28
                                      -------------------------------------------------------------
                                        41      42      43      44      45      46      47      48
                                      -------------------------------------------------------------
JDE/T
---------------------------------------------------------------------------------------------------
HOURS  ROLE                             41      42      43      44      45      46      47      48
---------------------------------------------------------------------------------------------------
1680   Developer 2 -- Interfaces        40      40      40      40      40      40      40      40
1680   Developer 3 -- Interfaces        40      40      40      40      40      40      40      40
1680   Developer 4 -- Interfaces        40      40      40      40      40      40      40      40
750    Developer 5 -- Interfaces
550    Developer 6 -- Interfaces
540    Developer 7 -- Interfaces
860    Developer 8 -- Enhancements      20
620    Developer 9 -- Enhancements
56     Demand Planning Tech
       Support
1560   Project Librarian                40      40      40      40      40      40      40      40
1120   Data Warehouse Consultant        40      40      40      40      40      40      40
1720   Financials Consultant            40      40      40      40      40      40      40      40
503    JDE CNC Manager                   8      16      16      16      16      16      16      16
934    JDE CNC Consultant               24      30      24      30      24      30      24      24
40     JDE Global Advanced
       Technology
----------------------------------
14293  Total Hours
----------------------------------




                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                                 11/4    11/11   11/18   11/25   12/2    12/9
                                                                                 ---------------------------------------------
                                                                                  49       50      51      52      53      54
                                                                                 ---------------------------------------------
JDE/THIRD PARTY DIRECT
------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES         FEES   ROLE                                RESOURCE          49       50      51      52      53      54
------------------------------------------------------------------------------------------------------------------------------
1680   $140    $  235,200   Developer 2 -- Interfaces           C. Vashi          40       40      40      40      40      40
1680   $140    $  235,200   Developer 3 -- Interfaces           R. Tuscano        40       40      40      40      40      40
1680   $140    $  235,200   Developer 4 -- Interfaces           D. Emanuel        40       40      40      40      40      40
750    $120    $   90,000   Developer 5 -- Interfaces           S. Venkat
550    $130    $   71,500   Developer 6 -- Interfaces           T. Parkin
540    $130    $   70,200   Developer 7 -- Interfaces           P. Divecha
860    $130    $  111,800   Developer 8 -- Enhancements         A. Shetty
620    $130    $   80,600   Developer 9 -- Enhancements         S. Bhambhani
56     $225    $   12,600   Demand Planning Tech Support        Liviu Parvu
1560   $ 26    $   40,560   Project Librarian                   S. Quellette      40       40      40      40      40      40
1120   $110    $  123,200   Data Warehouse Consultant           S. Coan
1720   $ 90    $  154,800   Financials Consultant               B. Garrett        40       40      40      40      40      40
503    $250    $  125,750   JDE CNC Manager                     A. Jacot          16       16      16      16      16      16
934    $200    $  186,800   JDE CNC Consultant                  J. Jang           30       24      30      30      24      24
40     $275    $   11,000   JDE Global Advanced Technology      TBO
----------------------------------------------------------
14293                       Total Hours
----------------------------------------------------------


                                              12/16   12/23   12/30    1/6    1/13    1/20    1/27     2/3
                                              -------------------------------------------------------------
                                                55      56      57      58      59      60      61      62
                                              -------------------------------------------------------------
JDE/T
-----------------------------------------------------------------------------------------------------------
HOURS    ROLE                                   55      56      57      58      59      60      61      62
-----------------------------------------------------------------------------------------------------------
1680     Developer 2 -- Interfaces              40      40      40      40      40      40      40
1680     Developer 3 -- Interfaces              40      40      40      40      40      40      40
1680     Developer 4 -- Interfaces              40      40      40      40      40      40      40
750      Developer 5 -- Interfaces
550      Developer 6 -- Interfaces
540      Developer 7 -- Interfaces
860      Developer 8 -- Enhancements
620      Developer 9 -- Enhancements
56       Demand Planning Tech Support
1560     Project Librarian                      40      40      40      40
1120     Data Warehouse Consultant
1720     Financials Consultant                  40      40      40      40      40      40      40      40
503      JDE CNC Manager                        16      16      16
934      JDE CNC Consultant                     24      24      40      40      24
40       JDE Global Advanced Technology
---------------------------------------
14293    Total Hours
---------------------------------------

                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                          4/15    4/22    4/29     5/6    5/13    5/20    5/27
                                                                          -----------------------------------------------------
                                                                           20       21      22      23      24      25      26
                                                                          -----------------------------------------------------
9-8 CONVERSION
-------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES   FEES         ROLE                         RESOURCE          20       21      22      23      24      25      26
-------------------------------------------------------------------------------------------------------------------------------
190    $ 50    $    9,500   Conversion Developer 1       G. Cochran        30       25      25      25      25
65     $ 55    $    3,575   Conversion Developer 2 --    S. Bennett                                         25      50
                            Interfaces
               $    8,000   Outside Development -- IVR   TBD
------------------------------------------------------
255                         Total Hours
------------------------------------------------------
               $   21,075

                                     6/3    6/10    6/17    6/24     7/1     7/8    7/15
                                     ----------------------------------------------------
                                      27      28      29      30      31      32      33
                                     ----------------------------------------------------
9-8 CONVERSION
-----------------------------------------------------------------------------------------
HOURS  ROLE                           27      28      29      30      31      32      33
-----------------------------------------------------------------------------------------
190    Conversion Developer 1                                  10      10      10      30
65     Conversion Developer 2 --                                4       4       4       8
       Interfaces
       Outside Development -- IVR
---------------------------------
255    Total Hours
---------------------------------

                                                                          4/15    4/22    4/29     5/6    5/13    5/20    5/27
                                                                          -----------------------------------------------------
                                                                           20       21      22      23      24      25      26
                                                                          -----------------------------------------------------
COMMISSION
-------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES   FEES         ROLE                         RESOURCE          20       21      22      23      24      25      26
-------------------------------------------------------------------------------------------------------------------------------
510    $ 55    $   28,050   Commissions Consultant --    S. Bennett        30       30      30      30      30      30      30
                            Developer 1
680    $110    $   74,800   Commissions Consultant --    S. Hayward        40       40      40      40      40      40      40
                            Application Architect
680    $ 80    $   54,500   Commissions Consultant --    A. Potemkin       40       40      40      40      40      40      40
                            Developer 2
680    $ 80    $   54,400   Commissions Consultant --    C. Tennant        40       40      40      40      40      40      40
                            Project Manager
------------------------------------------------------
2550                        Total Hours
------------------------------------------------------
               $  211,650
------------------------------------------------------
35476          $5,248,303   Grand Total
------------------------------------------------------


                                               6/3    6/10    6/17    6/24     7/1     7/8    7/15
                                               ---------------------------------------------------
                                               27      28      29      30      31      32      33
                                               ---------------------------------------------------
COMMISSION
--------------------------------------------------------------------------------------------------
HOURS         ROLE                             27      28      29      30      31      32      33
--------------------------------------------------------------------------------------------------
510           Commissions Consultant --        30      30      30      30      30      30      30
              Developer 1
680           Commissions Consultant --        40      40      40      40      40      40      40
              Application Architect
680           Commissions Consultant --        40      40      40      40      40      40      40
              Developer 2
680           Commissions Consultant --        40      40      40      40      40      40      40
              Project Manager
----------------------------------------
2550          Total Hours
----------------------------------------
35476         Grand Total
----------------------------------------



                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                          7/22    7/29     8/5    8/12    8/19    8/26     9/2
                                                                          -----------------------------------------------------
                                                                           34       35      36      37      38      39      40
                                                                          -----------------------------------------------------
9-8 CONVERSION
-------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES   FEES         ROLE                         RESOURCE          34       35      36      37      38      39      40
-------------------------------------------------------------------------------------------------------------------------------
190    $ 50    $    9,500   Conversion Developer 1       G. Cochran
65     $ 55    $    3,575   Conversion Developer 2 --    S. Bennett
                            Interfaces
               $    8,000   Outside Development -- IVR   TBD
-------------------------------------------------------
255                         Total Hours
-------------------------------------------------------
               $   21,075


                                       9/9    9/16    9/23    9/30    10/7    10/14   10/21   10/28
                                       ------------------------------------------------------------
                                       41      42      43      44      45      46      47      48
                                       ------------------------------------------------------------
9-8 CONVERSION
---------------------------------------------------------------------------------------------------
HOURS    ROLE                          41      42      43      44      45      46      47      48
---------------------------------------------------------------------------------------------------
190      Conversion Developer 1
65       Conversion Developer 2 --
         Interfaces
         Outside Development -- IVR
------------------------------------
255      Total Hours
------------------------------------


                                                                          7/22    7/29     8/5    8/12    8/19    8/26     9/2
                                                                          -----------------------------------------------------
                                                                           34       35      36      37      38      39      40
                                                                          -----------------------------------------------------
COMMISSION
-------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES   FEES         ROLE                         RESOURCE          34       35      36      37      38      39      40
-------------------------------------------------------------------------------------------------------------------------------
510    $ 55    $   28,050   Commissions Consultant --    S. Bennett        30       30      30
                            Developer 1
680    $110    $   74,800   Commissions Consultant --    S. Hayward        40       40      40
                            Application Architect
680    $ 80    $   54,500   Commissions Consultant --    A. Potemkin       40       40      40
                            Developer 2
680    $ 80    $   54,400   Commissions Consultant --    C. Tennant        40       40      40
                            Project Manager
-------------------------------------------------------
2550                        Total Hours
-------------------------------------------------------
               $  211,650
-------------------------------------------------------
35476          $5,248,303   Grand Total
-------------------------------------------------------


                                            9/9    9/16    9/23    9/30    10/7    10/14   10/21   10/28
                                            ------------------------------------------------------------
                                             41      42      43      44      45      46      47      48
                                            ------------------------------------------------------------
COMMISSION
--------------------------------------------------------------------------------------------------------
HOURS        ROLE                            41      42      43      44      45      46      47      48
--------------------------------------------------------------------------------------------------------
510          Commissions Consultant --
             Developer 1
680          Commissions Consultant --
             Application Architect
680          Commissions Consultant --
             Developer 2
680          Commissions Consultant --
             Project Manager
----------------------------------------
2550         Total Hours
----------------------------------------
35476        Grand Total
----------------------------------------





                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                                 11/4    11/11   11/18   11/25   12/2    12/9
                                                                                 ---------------------------------------------
                                                                                  49       50      51      52      53      54
                                                                                 ---------------------------------------------
9-8 CONVERSION
------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES   FEES         ROLE                                RESOURCE          49       50      51      52      53      54
------------------------------------------------------------------------------------------------------------------------------
190    $ 50    $    9,500   Conversion Developer 1              G. Cochran
65     $ 55    $    3,575   Conversion Developer 2 --           S. Bennett
                            Interfaces
               $    8,000   Outside Development -- IVR          TBD
--------------------------------------------------------
255                         Total Hours
--------------------------------------------------------
               $   21,075


                                             12/16   12/23   12/30    1/6    1/13    1/20    1/27     2/3
                                             ------------------------------------------------------------
                                              55      56      57      58      59      60      61      62
                                             ------------------------------------------------------------
9-8 CONVERSION
---------------------------------------------------------------------------------------------------------
HOURS   ROLE                                  55      56      57      58      59      60      61      62
---------------------------------------------------------------------------------------------------------
190     Conversion Developer 1
65      Conversion Developer 2 --
        Interfaces
        Outside Development -- IVR
------------------------------------
255     Total Hours
------------------------------------


                                                                                 11/4    11/11   11/18   11/25   12/2    12/9
                                                                                 ---------------------------------------------
                                                                                  49       50      51      52      53      54
                                                                                 ---------------------------------------------
COMMISSION
------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES   FEES         ROLE                                RESOURCE          49       50      51      52      53      54
------------------------------------------------------------------------------------------------------------------------------
510    $ 55    $   28,050   Commissions Consultant --           S. Bennett
                            Developer 1
680    $110    $   74,800   Commissions Consultant --           S. Hayward
                            Application Architect
680    $ 80    $   54,500   Commissions Consultant --           A. Potemkin
                            Developer 2
680    $ 80    $   54,400   Commissions Consultant --           C. Tennant
                            Project Manager
-------------------------------------------------------
2550                        Total Hours
-------------------------------------------------------
               $  211,650
-------------------------------------------------------
35476          $5,248,303   Grand Total
-------------------------------------------------------


                                                     12/16   12/23   12/30    1/6    1/13    1/20    1/27     2/3
                                                     -------------------------------------------------------------
                                                      55      56      57      58      59      60      61      62
                                                     -------------------------------------------------------------
COMMISSION
------------------------------------------------------------------------------------------------------------------
HOURS       ROLE                                      55      56      57      58      59      60      61      62
------------------------------------------------------------------------------------------------------------------
510         Commissions Consultant --
            Developer 1
680         Commissions Consultant --
            Application Architect
680         Commissions Consultant --
            Developer 2
680         Commissions Consultant --
            Project Manager
----------------------------------------
2550        Total Hours
----------------------------------------
35476       Grand Total
----------------------------------------

                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                          4/15    4/22    4/29     5/6    5/13    5/20    5/27
                                                                          -----------------------------------------------------
                                                                           20       21      22      23      24      25      26
                                                                          -----------------------------------------------------
HIG PERSONNEL BACKFILL
OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES   FEES         ROLE                         RESOURCE          20       21      22      23      24      25      26
-------------------------------------------------------------------------------------------------------------------------------
-280   $118    $  (33,040)  Script Writer                TBD
                            Support -- CS -- Caanan
-400   $159    $  (63,600)  HIG Knowledge Tansfer --     TBD
                            CS -- Kristy
-400   $147    $  (58,800)  HIG Knowledge Tansfer --     TBD
                            FN -- Britt
------------------------------------------------------
-1080                       Total Hours
------------------------------------------------------
               $ (155,440)  (Less of Andersen Time)
------------------------------------------------------
34396          $5,092,863   Grand Total w/Backfill
------------------------------------------------------
32692          $4,811,237   Grand Total
                            w/Backfill -- Pre Go-live
                            Only
------------------------------------------------------
1704           $  281,626   Grand Total
                            w/Backfill -- Post Go-live
                            Only
------------------------------------------------------


                                      6/3    6/10    6/17    6/24     7/1     7/8    7/15
                                     -----------------------------------------------------
                                       27      28      29      30      31      32      33
                                     -----------------------------------------------------
HIG PERSONNEL BACKFILL
OPPORTUNITIES
------------------------------------------------------------------------------------------
HOURS   ROLE                           27      28      29      30      31      32      33
------------------------------------------------------------------------------------------
-280    Script Writer
        Support -- CS -- Caanan
-400    HIG Knowledge Tansfer --
        CS -- Kristy
-400    HIG Knowledge Tansfer --
        FN -- Britt
----------------------------------
-1080   Total Hours
----------------------------------
        (Less of Andersen Time)
----------------------------------
34396   Grand Total w/Backfill
----------------------------------
32692   Grand Total
        w/Backfill -- Pre Go-live
        Only
----------------------------------
1704    Grand Total
        w/Backfill -- Post Go-live
        Only
----------------------------------



                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                          7/22    7/29     8/5    8/12    8/19    8/26     9/2
                                                                          -----------------------------------------------------
                                                                           34       35      36      37      38      39      40
                                                                          -----------------------------------------------------
HIG PERSONNEL BACKFILL
OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES   FEES         ROLE                         RESOURCE          34       35      36      37      38      39      40
-------------------------------------------------------------------------------------------------------------------------------
-280   $118    $  (33,040)  Script Writer                TBD                                               -40     -40     -40
                            Support -- CS -- Caanan
-400   $159    $  (63,600)  HIG Knowledge Tansfer --     TBD                                                              Start
                            CS -- Kristy                                                                          Participation
                                                                                                                           Here
-400   $147    $  (58,800)  HIG Knowledge Tansfer --                                                                      Start
                            FN -- Britt                                                                           Participation
                                                                                                                           Here
------------------------------------------------------
-1080                       Total Hours
------------------------------------------------------
               $ (155,440)  (Less of Andersen Time)
------------------------------------------------------
34396          $5,092,863   Grand Total w/Backfill
------------------------------------------------------
32692          $4,811,237   Grand Total
                            w/Backfill -- Pre Go-live
                            Only
------------------------------------------------------
1704           $  281,626   Grand Total
                            w/Backfill -- Post Go-live
                            Only
------------------------------------------------------


                                     9/9    9/16    9/23    9/30    10/7    10/14   10/21   10/28
                                    -------------------------------------------------------------
                                      41      42      43      44      45      46      47      48
                                    -------------------------------------------------------------
HIG PERSONNEL BACKFILL
OPPORTUNITIES
-------------------------------------------------------------------------------------------------
HOURS   ROLE                          41      42      43      44      45      46      47      48
-------------------------------------------------------------------------------------------------
-280    Script Writer                -40     -40     -40     -40
        Support -- CS -- Caanan
-400    HIG Knowledge Tansfer --                                                             -40
        CS -- Kristy

-400    HIG Knowledge Tansfer --                                                             -40
        FN -- Britt
----------------------------------
-1080   Total Hours
----------------------------------
        (Less of Andersen Time)
----------------------------------
34396   Grand Total w/Backfill
----------------------------------
32692   Grand Total
        w/Backfill -- Pre Go-live
        Only
----------------------------------
1704    Grand Total
        w/Backfill -- Post Go-live
        Only
----------------------------------



                 HIG JDE IMPLEMENTATION ESTIMATE -- APPENDIX B

                       WORKPLAN SECTION -- WEEK BEGINNING

                                                                                 11/4    11/11   11/18   11/25   12/2    12/9
                                                                                 ---------------------------------------------
                                                                                  49       50      51      52      53      54
                                                                                 ---------------------------------------------
HIG PERSONNEL BACKFILL
OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------
HOURS  RATES   FEES         ROLE                                RESOURCE          49       50      51      52      53      54
------------------------------------------------------------------------------------------------------------------------------
-280   $118    $  (33,040)  Script Writer                       TBD
                            Support -- CS -- Caanan
-400   $159    $  (63,600)  HIG Knowledge Tansfer --            TBD              -40      -40     -40     -40     -40     -40
                            CS -- Kristy
-400   $147    $  (58,800)  HIG Knowledge Tansfer --            TBD              -40      -40     -40     -40     -40     -40
                            FN -- Britt
-----------------------------------------------------------
-1080                       Total Hours
-----------------------------------------------------------
               $ (155,440)  (Less of Andersen Time)
-----------------------------------------------------------
34396          $5,092,863   Grand Total w/Backfill
-----------------------------------------------------------
32692          $4,811,237   Grand Total
                            w/Backfill -- Pre Go-live
                            Only
-----------------------------------------------------------
1704           $  281,626   Grand Total
                            w/Backfill -- Post Go-live
                            Only
-----------------------------------------------------------


                                            12/16   12/23   12/30    1/6    1/13    1/20    1/27     2/3
                                            ------------------------------------------------------------
                                             55      56      57      58      59      60      61      62
                                            ------------------------------------------------------------
HIG PERSONNEL BACKFILL
OPPORTUNITIES
--------------------------------------------------------------------------------------------------------
HOURS  ROLE                                  55      56      57      58      59      60      61      62
--------------------------------------------------------------------------------------------------------
-280   Script Writer
       Support -- CS -- Caanan
-400   HIG Knowledge Tansfer --              -40     -40     -40
       CS -- Kristy
-400   HIG Knowledge Tansfer --              -40     -40     -40
       FN -- Britt
--------------------------------------
-1080  Total Hours
--------------------------------------
       (Less of Andersen Time)
--------------------------------------
34396  Grand Total w/Backfill
--------------------------------------
32692  Grand Total
       w/Backfill -- Pre Go-live
       Only
--------------------------------------
1704   Grand Total
       w/Backfill -- Post Go-live
       Only
--------------------------------------